UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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ATI Inc.

(Name of Registrant as Specified In Its Charter)

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Proven to perform **anywhere.**

2023 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Who we are.

ATI is a producer of specialty materials, highly differentiated by our materials science expertise and advanced process technologies. We are a leader in aerospace and defense and leverage our expertise to adjacent high-value critical applications in the electronics, specialty energy and medical markets.

Built on the strong foundation of our legacy companies, we are a global market-driven powerhouse: advanced, innovative, highly sophisticated and quality driven.

As a partner with our customers, we are proven to perform in the most extreme conditions.

ATI

Primary Markets

AEROSPACE
You can't fly without ATI — our materials are on virtually every commercial aircraft flying today — engines and structures.

DEFENSE
Our materials power and protect the armed services in the air, sea and on the ground, and help to push the limits of space.

Critical Applications

ENERGY
Our alloys fuel electrical energy in nuclear reactors, renewables, and land-based turbines. Our oil and gas materials fight heat and corrosion deep in the sea.

MEDICAL
Essential for modern medical equipment, devices and implants, our specialty materials save and improve thousands of lives every day.

ELECTRONICS
We give capability to electronic devices through our alloys' unique electrical, magnetic, cosmetic and corrosion resistance properties and our chemicals for metal precursors.

ATI 2023 Proxy Statement	1

ATI Inc. 2021 McKinney Avenue Dallas, TX 75201

DEAR STOCKHOLDERS

As Chair of your Board of Directors, I am pleased to invite you to attend ATI’s 2023 Annual Meeting of Stockholders.

For ATI, 2022 was a year of focused execution yielding dramatically improved bottom line results, as momentum in our core markets drove profitable growth across our enterprise. Our ability to capitalize on accelerating opportunities, particularly in aerospace and defense, is rooted in decisive actions over the last three years to sharpen our focus on the demanding, high-value products and markets where our unique materials science capabilities set us apart. The result of that sustained focus in the face of rapidly evolving economic, market and geopolitical conditions is evident: we’re creating a tremendous business with a durable competitive advantage and the capacity to solve our customers’ toughest technical challenges. I am confident our business will continue to thrive as a result.

To put the past year’s results in context, we grew sales by $1 billion compared to 2021, delivering nearly $4 billion in revenue for the year and more than doubling gross profit. This yielded a four-fold improvement in net income. Importantly, and as you will see illustrated in this Proxy Statement, we are outpacing markets and peers in delivering stand-out shareholder return over the past two years. A $100 investment in ATI at the outset of 2021 is worth about $240 as of the record date for the Annual Meeting.

As we look to a future of expanding and energizing opportunities to continue growing shareholder value, we recognize the importance of cultivating a world-class team that is diverse in every sense of the word and of our continuing commitment to improving the overall diversity of our workforce. I am pleased to welcome the newest member of our Board of Directors, Ruby Sharma, and the most recent additions to our executive leadership team: Tina Busch, ATI’s new Chief Human Resources Officer, and Jimmy Williams, our new Chief Technology Officer. Each of these proven and outstanding leaders brings a wealth of experience, valuable new insights and enhanced diversity to our leadership team. I look forward to the continuing impact of their contributions. And, I believe that the nearly 1,000 new employees who joined our team in 2022 – over 40% of whom add to the gender, ethnic and racial diversity of our workforce or served as members of our armed services – are energized and poised to meet the accelerating opportunities and challenges emerging for our business in 2023 and beyond.

We remain committed to reducing our carbon footprint and exploring the many opportunities the “greening” of the global economy presents to our business. Our products are indispensable to our customers’ efforts to meet the challenges of the world’s rapidly evolving and demanding sustainability needs and expectations. Our materials are critical to applications ranging from lighter, more fuel efficient, longer-lasting jet engines, to wind and nuclear energy applications, to pollution control and wastewater treatment. Together with our customers, ATI is helping to solve the world’s climate and other environmental challenges. We are also committed to environmental sustainability in our own operations. We’ve reduced our greenhouse gas emissions by nearly half since 2018, and within the next 12 months, expect to announce updated, more challenging carbon reduction goals for 2030.

Bottom line, we are meeting our commitments and getting better every day. While our enterprise-wide safety record is outstanding, we are focused on achieving a zero-injury culture. We’re committed to strong execution and operational excellence. As a result, our customers count on us to deliver the mission-critical materials and components they need. We are honored to be rewarded with more of their business as their partner.

We remain rooted in our core values: we do what we say we’re going to do, when we say we’re going to do it, and we do it the right way. We believe our values strongly resonate with all of our stakeholders. They permeate our corporate governance practices, investor outreach efforts and compensation programs. You’ll see that reflected in this Proxy Statement.

I encourage you to attend our 2023 Annual Meeting. You will find information about how to participate in the virtual meeting, including how to pose questions to our Board and management, in this Proxy Statement. As we look to 2023 and beyond, your Board remains committed to serving as effective stewards of your investment and advocates for your interests and concerns. My fellow Board members and I value feedback from our investors and look forward to our ongoing dialogue. Thank you for your support of ATI.

Sincerely,

Robert S. Wetherbee

Board Chair, President and

Chief Executive Officer

March 24, 2023

2	ATI 2023 Proxy Statement

Notice of Annual Meeting

of Stockholders

Annual Meeting Information
DATE & TIME: Thursday, May 11, 2023 11:30 a.m. Central Time
VIRTUAL MEETING SITE: www.meetnow.global/MU59LJX
RECORD DATE: March 13, 2023

Agenda

1.	Elect three directors;

2.	Advisory vote regarding “say on pay” frequency;

3.	Advisory vote to approve the compensation of our named executive officers; and

4.	Ratify the selection of Ernst & Young LLP as our independent auditors for 2023.

Your vote is important

Please vote as soon as possible.

You can help the Company reduce expenses by voting your shares by telephone or Internet; your proxy card or voting instruction card contains the instructions. Or complete, sign and date your proxy card or voting instruction card and return it as soon as possible in the enclosed postage-paid envelope.

How to vote

Via the internet Visit the website listed on our proxy card

By mail Sign, date and return your proxy card in the enclosed envelope

By telephone Call the telephone number on your proxy card

During the Virtual Meeting Attend the Annual Meeting which is being presented virtually via webcast and vote online during the meeting

Admission to the Meeting

You are entitled to participate, vote and submit questions at ATI Inc.’s virtual 2023 Annual Meeting if you were a stockholder of record as of the close of business on March 13, 2023, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee.

Stockholders of Record. You will be able to participate in the 2023 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. To access the live webcast of the meeting you will need the 15-digit control number on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received.

Beneficial Owners. If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker, or nominee, you must register in advance to participate in the 2023 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy, along with your email address, to Computershare Trust Company, N.A. (“Computershare”) by email at legalproxy@computershare.com no later than 4:00 p.m. Central Time, on Monday, May 8, 2023. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners that are unable to register in advance may still attend the 2023 Annual Meeting by visiting www.meetnow.global/MU59LJX as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, you may submit questions in advance of the meeting by emailing your question, along with proof of ownership, to investors@ATlmaterials.com.

Our Proxy Statement and 2022 Annual Report are available for review by stockholders of record at envisionreports.com/ATI and by beneficial owners at edocument-review.com/ATI. For further information about ATI, please visit our website at atimaterials.com. This Proxy Statement is first being provided to our stockholders on or about March 24, 2023.

On behalf of the Board of Directors:

Amanda J. Skov

Corporate Secretary

March 24, 2023

Important notice regarding the availability of proxy materials for the ATI Annual Meeting of Stockholders to be held on Thursday, May 11, 2023.

As permitted under applicable Securities and Exchange Commission (“SEC”) rules, we are mailing our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and submit proxy votes online. Our Proxy Statement, proxy card and 2022 Annual Report are available for review at: envisionreports.com/ATI.

ATI 2023 Proxy Statement	3

4	ATI 2023 Proxy Statement

Proxy Statement Summary

This summary highlights information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as this summary does not contain all of the information that you should consider.

ANNUAL MEETING OF STOCKHOLDERS

DATE & TIME: Thursday, May 11, 2023 11:30 a.m.Central Time	VIRTUAL MEETING SITE: www.meetnow.global/MU59LJX

RECORD DATE AND VOTING:

March 13, 2023

ATI stockholders as of the record date are entitled to vote on the matters presented at the meeting. Each share of common stock of the Company is entitled to one vote for each director nominee and one vote on each other matter presented.

MEETING AGENDA AND VOTING MATTERS

Proposal	Board’s recommendation	Page reference

1. Election of three directors	FOR	11

2. Advisory vote regarding “Say on Pay” frequency	FOR	43

3. Advisory vote to approve the compensation of our named executive officers	FOR	44

4. Ratification of Ernst & Young LLP as our independent auditors for 2023	FOR	85

DIRECTOR NOMINEES – CLASS III – TERM TO EXPIRE IN 2026

Name	Director Since	Experience and Qualifications	Board Committees

James C. Diggs	2001	◆ Leadership/Governance	◆ Audit & Risk
		◆ Finance	◆ Nominating & Governance (Chair)
		◆ Industry/Manufacturing
		◆ Legal ◆ Labor/HR ◆ Government/Environmental

		◆ International/M&A

J. Brett Harvey	2007	◆ Leadership/Governance	◆ Nominating & Governance
		◆ Finance	◆ Personnel & Compensation
		◆ Industry/Manufacturing
		◆ Operations ◆ Labor/HR ◆ Government/Environmental

		◆ International/M&A

David J. Morehouse	2015	◆ Leadership/Governance	◆ Audit & Risk
		◆ Finance	◆ Technology
		◆ Operations ◆ Government/Environmental ◆ Labor/HR

		◆ International

Proxy Statement Summary	ATI 2023 Proxy Statement	5

BOARD COMPOSITION

ATI has a diverse, highly credentialed and highly experienced Board. Our directors possess a variety of tenure, qualifications, backgrounds, skills and experiences contributing to a Board that is well-rounded and well-positioned to effectively oversee our business and promote the interests of our stakeholders.

Highly Engaged Board Guides the Strategic Direction of Our Company

◆

Actively oversees long-term strategic planning and capital allocation decisions, including through an annual, multi-day strategic planning meeting in addition to regular quarterly and other Board meetings.

◆	Regularly assesses and oversees management and mitigation of known and emergent risks to our business.

◆	Actively and continuously engages in robust Board and senior management succession planning.

◆	95% overall attendance rate for Board and Committee meetings during 2022 and an average of 96% over the last three years.

◆	Market-driven stock ownership guidelines.

Focused and Thoughtful Board Refreshment

◆

Our Board routinely engages in succession planning and adds new members on an opportunistic basis when it identifies candidates whom it believes have experience, skill sets and other characteristics that will enhance Board effectiveness.

◆	We have a mandatory retirement age, and our Board engages in recruitment as appropriate to support its refreshment efforts.

◆

Our annual Board evaluation process assesses the Board’s existing skill sets and the need or desirability of adding members; the Board can appoint new members when presented with candidates who fill a particular need or otherwise would serve as an asset to the Board.

6	ATI 2023 Proxy Statement	Proxy Statement Summary

GOVERNANCE HIGHLIGHTS

Our commitment to good corporate governance is illustrated by the following practices:

◆	Board independence (9 out of 10 directors are independent)

◆	Lead Independent Director

◆	Independent directors regularly meet in executive sessions without management present

◆	100% independent Audit & Risk, Personnel & Compensation and Nominating & Governance Committees

◆	Annual Board and committee self-assessments

◆	Strong corporate governance guidelines and policies

◆	Majority voting/director resignation policy for uncontested elections

◆	Board diversity (women and people of color comprise 40% of our current Board) and mandatory director retirement age

◆	Proxy access

◆	Limits on future severance arrangements

◆	Robust stock ownership guidelines for directors and executive management

◆	Intensive succession planning for our Board and executive leadership

◆	Well-established Board strategic and risk oversight function

RISK OVERSIGHT SUMMARY

Understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote stakeholder interests. We view the consideration of enterprise risk—the specific financial, operational, business and strategic risks that the Company faces—as integral to our decision-making processes at both the Board and management level. The following, which is meant to be read in conjunction with the more detailed discussion of risk management and oversight beginning on page 22 of this Proxy Statement, illustrates the roles of our Board, its Committees and our management play in the oversight and mitigation of enterprise-wide risks.

Cybersecurity Risk. Our Board is actively engaged in the oversight of our cybersecurity and information security programs. Our Chief Information Security Officer oversees our comprehensive cybersecurity program, and as part of its program of regular oversight, the Audit and Risk Committee receives quarterly reports from our Chief Digital and Information Officer at ATI’s cybersecurity risk profile and enterprise cybersecurity program. For more information, see “Cybersecurity Risk Management and Oversight” on page 23.

Risks Associated with Climate Change. The Board’s Audit and Risk Committee oversees risks associated with climate change and other environmental compliance and sustainability matters, with additional oversight from the Technology Committee. For more information, see “ESG Risk Oversight” on page 24.

Proxy Statement Summary	ATI 2023 Proxy Statement	7

2022 BUSINESS PERFORMANCE

For ATI, 2022 was a year of tremendous growth yielding dramatically improved bottom line results, as momentum in our core markets continued to drive profitable growth across our enterprise. We continued to successfully execute our strategy, positioning our business for emerging growth, particularly in our core aerospace and defense markets.

Sales of $3.8 billion compared to $2.8 billion in the prior year, notwithstanding our exit from standard stainless production

Gross profit of $714 million compared to $333 million in 2021

Net income attributable to ATI of $146.5 million, compared to a net loss attributable to ATI of $38.2 million in 2021

Preserved strong liquidity and cash position

◆	Significantly reduced our net pension obligations to less than $220 million, ending the year at 88% funded status compared to 84% at year-end 2021

◆	Ended the year with total liquidity of over $1 billion, including $584 million of cash on hand at December 31

Returning capital to stockholders.

◆	Repurchased $140 million of our outstanding stock

We believe that the strategic and operational changes we have achieved in recent years and continue to pursue are positioning our business for success in 2023 and beyond, and critically, are driving our ability create shareholder value. The following illustrate ATI’s relative total shareholder return (“TSR”) compared to the S&P 500 in 2022 and since the beginning of 2021:

8	ATI 2023 Proxy Statement	Proxy Statement Summary

STOCKHOLDER ENGAGEMENT

We value the input we receive from our stockholders. As part of our investor relations program, we regularly communicate with our investors and actively engage with them throughout the year. We solicit their feedback on environmental, social and governance (“ESG”) topics and ATI’s executive compensation program. Our goal is to be responsive to our stockholders and to ensure that we understand and address their concerns and observations. For a more detailed discussion of our long-standing and robust annual engagement effort, see page 35.

As a result of our stockholder engagement, we have: sharpened our ESG reporting in general; significantly expanded our reporting of the potential impacts of climate change on our business with the publication in 2022 of our first, stand-alone TCFD Report; made significant changes to our corporate governance practices in recent years; and made responsive changes to our executive compensation programs.

2022 Say On Pay Vote

Approximately 98%, 87% and 99% of the shares voted at our 2021, 2020 and 2019 annual meetings, respectively, were voted in favor of our

Say On Pay proposal. Last year, however, both ISS and Glass Lewis recommended that our shareholders vote against our Say on Pay proposal. In response, we engaged in extensive shareholder outreach prior to our 2022 Annual Meeting to discuss our Personnel and Compensation Committee’s decisions regarding the design of our 2021 executive compensation program. We contacted the holders of approximately 80% of our common stock prior to the 2022 Annual Meeting, at which 54.5% of the shares voted were cast in support of our Say on Pay proposal.

Following our 2022 Annual Meeting, we continued our dialogue with our investors. Through our regular annual shareholder engagement program, we again offered engagement to the holders of approximately 80% of our outstanding common stock, and during the fourth quarter of 2022, conducted outreach calls with the holders of nearly 30% of our outstanding stock. As a result of these combined efforts, over the course of 2022, we ultimately engaged with the holders of approximately 56% of our outstanding common stock.

What We Heard from Stockholders:	What We Are Doing in Response:

Some of our stockholders expressed concern that the financial performance targets established for our 2021 short-term incentive program – which were intended to reflect the ongoing and profound impact of the global pandemic on our business – were lower than the targets we set for our 2020 short term incentive program prior to the onset of the pandemic, without a commensurate reduction in award opportunity.

We established sequentially higher targets for our short-term incentive programs for 2022 and 2023, and will take our stockholders’ concerns under consideration when setting similar financial performance targets in future years. For a discussion of the specific factors that our Personnel and Compensation Committee considered when setting our targets, see pages 42-47 and 52-53.

Our stockholders expressed a range of views regarding the outcome of our 2021 short term incentive program. This short-term program based on our financial performance for the 2021 fiscal year resulted in awards that were significantly above target, while our trailing three-year relative TSR lagged that of a peer group.

We established more aggressive targets for our short-term incentive programs in both 2022 and 2023. At the same time, we’ve delivered shareholder value, with significantly improved relative TSR for the one and two-year periods ended December 31, 2022. For further discussion of our dramatically improved business results and improving TSR, see pages 7 and 45-46.

In response to the unique challenges posed by the global pandemic and other factors impacting our business, for 2021 our Personnel & Compensation Committee granted our NEOs long-term incentive awards that were composed 50% of performance-vested PSUs and 50% time-vested RSUs, rather than the 70% PSU/ 30% RSU composition of prior year awards. Certain stockholders commented that, while they understood the retention and other concerns that informed our Committee’s decision, they preferred our historical structure that placed greater proportionate emphasis on PSUs.

Our Personnel & Compensation Committee viewed this adjustment in the composition of our long-term equity awards as a temporary measure in response to the extraordinary pandemic-driven and other impacts to our business beginning in mid-2020. In 2022, our NEOs received awards composed 60% of PSUs and 40% of RSUs and in 2023, we returned to our more typical 70% PSU/30% RSU award structure.

We also discussed with our stockholders several features of the PSUs that we granted in January 2021, which differed structurally in a number of respects from the awards granted in prior years.	The PSUs that we granted to our NEOs in January 2022, prior to our 2022 Annual Meeting and related outreach effort, were structured in substantially the same manner as our 2021 PSU awards. However, in response to the feedback that we subsequently received, we included expanded disclosure regarding these awards in this Proxy Statement and made a number of key structural changes to the PSUs awarded in January 2023. For a further discussion of these changes, see page 47.

Proxy Statement Summary	ATI 2023 Proxy Statement	9

OUR COMPENSATION PHILOSOPHY—PAY FOR PERFORMANCE

ATI’s executive compensation program is designed to support our long-term strategic vision and to align with our pay-for-performance philosophy. The goals of our program are to compensate executive management based on performance, create long-term stockholder value and attract and retain key employees. Paying for performance is a key attribute of ATI’s compensation philosophy. As such, a significant portion of the compensation of each named executive officer (“NEO”) is subject to the achievement of rigorous performance goals and, therefore, is “at risk.”

2022 Target Pay Mix

10	ATI 2023 Proxy Statement	Proxy Statement Summary

TOTAL REALIZED COMPENSATION

When making determinations and awards under our incentive plans, the Personnel and Compensation Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below.

The comparison of 2022 target compensation to realized compensation for our NEOs reflects year-over-year improvement in our business and the outcome of our short-term incentive program, but also reflects the ongoing impact of the COVID-19 pandemic and other challenges that unexpectedly confronted our business in 2020 and 2021, in particular on the outcome of our long-term incentive programs

2017-2022 Total Realized Compensation as % of Annual Target

These multi-year trends demonstrate our ongoing commitment to compensating our leadership based on the Company’s performance and placing a significant portion of senior executive compensation “at risk.”

2022 Target Annual Compensation Comparison to Total Realized Compensation

Named Executive Officer	2022 Target Annual Compensation(*)	2022 Total Realized Compensation	% of Target Realized

Wetherbee	$6,081,250	$6,650,697	109%

Fields	$2,970,000	$3,232,513	109%

Newman	$2,400,000	$2,949,877	123%

Kramer	$1,938,000	$2,331,589	120%

Davis	$1,850,000	$2,198,641	119%

(*)	Excludes awards under one-time Breakout Performance Program.

Total Realized Compensation is calculated as follows:

Item 1: Election Of Directors Director Terms	ATI 2023 Proxy Statement	11

Item 1: Election Of Directors

Our Board of Directors has nominated three directors for election. James C. Diggs, J. Brett Harvey and David J. Morehouse are standing for election to the Board as Class III directors for three-year terms expiring in 2026.

Plurality Voting: Directors are elected by a plurality of the votes cast. This means that the three individuals nominated for election to the Board who receive the most “FOR” votes (among votes properly cast in person, electronically, telephonically or by proxy) will be elected.

Director Resignation Policy: While directors are elected by a plurality of the votes cast, our Bylaws include a director resignation policy. This policy states that, in an uncontested election, if any director nominee receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, the director nominee must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any such tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a WITHHOLD vote, your shares will be counted for purposes of determining whether there is a quorum and against that director nominee for purposes of our director resignation policy.

If a nominee becomes unable or unwilling to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Company has no reason to believe that any of the nominees for election will be unable or unwilling to serve.

DIRECTOR TERMS

Our directors currently are divided into three classes, and the directors in each class generally serve for three-year terms unless unable to serve due to death, retirement or disability. The term of one class of directors currently expires each year at our annual meeting of stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced or by effectively reassigning a director from another class. The Board may also create a new director position in any class and elect a director to hold the newly created position.

Mandatory Retirement Policy: Our Corporate Governance Guidelines include a mandatory retirement requirement that applies to our directors. Under this policy, an ATI director is expected to retire from the Board no later than the conclusion of the first Annual Meeting of Stockholders that occurs after his or her 75th birthday. If a director will reach his or her 75th birthday during his or her next upcoming term, the Nominating and Governance Committee takes that fact into account in determining whether to recommend nomination of the director for reelection. We currently anticipate that Mr. Diggs will, consistent with this policy, retire from our Board prior to the 2026 expiration of the upcoming term for our Class III directors. The Nominating and Governance Committee considered his age relative to our mandatory retirement policy and determined that, notwithstanding, the Board and the Company’s stakeholders would benefit from his continued service on our Board, particularly in view of his efforts, as Chair of the Nominating and Governance Committee, with respect to our ongoing Board refreshment efforts.

OUR DIRECTOR NOMINATION PROCESS

The Board is responsible for recommending director nominees to the stockholders and for selecting directors to fill vacancies between stockholder meetings. The Nominating and Governance Committee recommends candidates to the Board.

The Committee considers director candidates suggested by sitting directors, senior management and stockholders, among other sources. Additionally, the Board has, at times, engaged an external search firm to facilitate nationwide candidate searches as part of its refreshment efforts. The Committee believes that a wide-ranging and robust search is the best way to identify those candidates who most aptly meet the experience, skill and other criteria established by the Committee as necessary or desirable additions to the Board.

12	ATI 2023 Proxy Statement

Director Criteria for Nominees

Director candidates are generally selected on the basis of the following criteria:

◆	their business or professional experience;

◆	recognized achievement in their respective fields;

◆	integrity and judgment;

◆	ability to devote sufficient time to the affairs of ATI;
◆	the diversity of their backgrounds;

◆	ability to represent the interests of all stockholders; and

◆	the skills and experience their membership adds to the overall competencies of the Board.

Board Diversity is one of many criteria considered by the Board when evaluating candidates. A key factor in determining director nominees is our interest in building a cognitively diverse board representing a wide breadth of experience and perspectives.

Item 1: Election Of Directors Our Director Nomination Process	ATI 2023 Proxy Statement	13

In evaluating the needs of the Board, the Nominating and Governance Committee considers the qualifications and past contributions to the Board of sitting directors and consults with our Board Chair, President and Chief Executive Officer, other members of the Board (including as part of the Board’s annual self-evaluation), and members of executive management. At a minimum, all recommended candidates must exemplify the highest standards of personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in and contribute to Board and committee meetings. Our Board engages, as appropriate, in refreshment efforts that focus on these and other more specific criteria, including ensuring that the Board continues to include key characteristics and skill sets.

Diversity of Director Skills and Background

CEO EXPERIENCE gives our Board strong leadership and experience across a range of corporate governance, strategic planning, finance, operational and management and succession planning matters.	∎	∎			∎	∎		∎			∎

INDUSTRY/MANUFACTURING KNOWLEDGE provides valuable, in-depth knowledge of our industry and/or the end markets we serve, with a detailed understanding of our business challenges and opportunities.	∎	∎	∎	∎	∎	∎	∎				∎

OPERATIONS/PRODUCTION experience gives our Board a practical understanding of the development and implementation of our business plan and the risks and opportunities that can impact our operations and strategies.	∎	∎	∎		∎	∎		∎			∎

FINANCIAL EXPERTISE provides our Board with the financial acumen necessary to inform its oversight of our financial performance and reporting, internal controls and long-term strategic planning.	∎	∎	∎	∎	∎	∎	∎	∎	∎		∎

TECHNICAL OR LEGAL experience brings important perspectives for our business to develop innovative products and technologies and to the Board’s risk oversight function.		∎	∎	∎	∎	∎			∎		∎

LABOR/HUMAN RESOURCES experience enables directors to make important contributions to our efforts to engage in robust succession planning, to attract, motivate and retain high-performing employees, and to interact effectively with our workforce.	∎			∎	∎	∎		∎			∎

MARKETING/COMMUNICATIONS experience helps guide our strategic efforts to develop new and existing markets and to communicate effectively with our stakeholders.	∎	∎			∎	∎		∎			∎

GOVERNMENT/ENVIRONMENTAL backgrounds and experience gives directors a deep understanding of the regulatory environment in which we operate.		∎		∎	∎		∎	∎

INTERNATIONAL/M&A experience is relevant to the global nature of our business and to our long-term strategic planning.	∎	∎	∎	∎	∎	∎	∎			∎	∎

GENDER AND RACIAL/ETHNIC DIVERSITY is crucial to ensuring that our Board includes an appropriately wide range of perspectives and experiences and that our Board refreshment efforts are drawing from a sufficiently deep and wide talent pool to ensure that we recruit the candidates best suited to lead our Company.			∎	∎			∎		∎

CORPORATE GOVERNANCE/CORPORATE RESPONSIBILITY experience supports our emphasis on strong Board and management accountability, transparency, protection of shareholder interests and long-term value creation.	∎	∎	∎	∎	∎	∎	∎	∎	∎		∎

14	ATI 2023 Proxy Statement	Item 1: Election Of Directors Our 2023 Director Nominees and Continuing Directors

OUR 2023 DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Our Board determined that each of the three director nominees qualifies for election under the criteria for evaluation of directors. The Board determined that Messrs. Diggs, Harvey and Morehouse qualify as independent directors under applicable rules and regulations and our categorical Board independence standards.

All of our directors bring to our Board a wealth of leadership experience derived from their service in executive and managerial roles, as well as extensive board experience. Background information about the nominees and the continuing directors, including their business experience and directorships held during the past five years, and certain individual qualifications and skills that contribute to the Board’s effectiveness as a whole, is provided below.

Nominees – Class III – Term to Expire at the 2026 Annual Meeting

J. Brett Harvey
Director since 2007, Lead Independent Director since May 2021 Age 72

Mr. Harvey previously served as Chairman Emeritus of CONSOL Energy Inc., a leading diversified energy company in the United States, from May 2016 to May 2017. He served as Chairman of CONSOL from 2010 until his retirement in May 2016 and was Executive Chairman from May 2014 to January 2015. Mr. Harvey was Chief Executive Officer of CONSOL from 1998 until May 2014. He also served as President from 1998 until 2011. Mr. Harvey was Chairman of CNX Gas Corporation, a subsidiary of CONSOL, from 2009 to 2010 and was a Director of CNX from 2005 to 2014.

Board Committees:

Member, Nominating & Governance and Personnel & Compensation Committees

Skills and Qualifications

Mr. Harvey’s qualifications include his significant oversight experience from serving as the chief executive officer of public companies, his industry experience in the oil and gas market (a large end market for ATI), and his operational expertise.

Current Directorships:

◆  Barrick Gold Corporation (Lead Director since 2013)

◆  Warrior Met Coal (Chairman since January 2023; Lead Independent Director from 2018 to 2023)

Past Directorships:

◆  CONSOL Energy Inc. (Chairman from 2010 to 2016) and CNX Gas Corporation (Chairman from 2009 to 2010)

James C. Diggs
Director since 2001 Age 74

From 1997 until his retirement in 2010, Mr. Diggs was Senior Vice President and General Counsel of PPG Industries, Inc., a manufacturer and distributor of a broad range of paints, coatings and specialty materials. He held the position of Secretary from 2004 to 2009.

Board Committees:

Chair, Nominating & Governance Committee and member, Audit & Risk Committee.

Skills and Qualifications

Mr. Diggs’s qualifications include his experience with industry and legal matters, his senior leadership at a global public company, and his experience with domestic and international operations.

Current Directorships:

◆  Brandywine Realty Trust

Item 1: Election Of Directors Our 2023 Director Nominees and Continuing Directors	ATI 2023 Proxy Statement	15

David J. Morehouse
Director since 2015 Age 62

Mr. Morehouse was appointed Senior Advisor to the President of the Pittsburgh Steelers in August 2022, following his retirement from his prior role as Chief Executive Officer and President of Pittsburgh Penguins LLC, which owns and operates the Pittsburgh Penguins National Hockey League team. He served as President of the Pittsburgh Penguins from 2007 to 2010 and as Chief Executive Officer from 2010 to April 2022. He joined the Pittsburgh Penguins in 2004 as a consultant for special projects, including the construction of the team’s current arena. Additionally, Mr. Morehouse holds a masters degree from Harvard’s John F. Kennedy School of Government and has extensive government relations experience, having previously worked in the Clinton administration, at the Pentagon and on four presidential campaigns.

Board Committees:

Member, Audit & Risk and Technology Committees.

Skills and Qualifications

Mr. Morehouse’s qualifications include his leadership, strategic planning and development, operations, branding and marketing, and government relations experience.

Continuing Directors – Class I – Term to Expire at the 2024 Annual Meeting

Herbert J. Carlisle
Director since 2018 Age 67

General Carlisle served as President and Chief Executive Officer of the National Defense Industrial Association (NDIA) from March 2017 to April 2022, following a 39-year career in the United States Air Force, from which he retired as a four-star general. His last Air Force assignment was as Commander, Air Company Command at Langley Air Force Base in Virginia. Prior to that, he was the Commander of the Pacific Air Forces, the air component Commander for the U.S. Pacific Command, and served as executive director of Pacific Air Combat Operations staff, Joint Base Harbor in Hawaii, following various operational and staff assignments throughout the Air Force, including as chief of air operations, U.S. Central Command Forward in Riyadh, Saudi Arabia. During that time, General Carlisle participated in Operation Restore Hope in Somalia. He also served as deputy director and, later, as director of legislative liaison at the Office of the Secretary of the Air Force.

Board Committees:

Member, Audit & Risk and Technology Committees.

Skills and Qualifications

General Carlisle’s qualifications include his executive leadership experience as a senior military official, his legislative and government experience and his experience and knowledge in the aerospace and defense fields.

Current Directorships:

◆  IAP Worldwide Services, Inc.

◆  The Entwistle Company

◆  Crew Training International

16	ATI 2023 Proxy Statement	Item 1: Election Of Directors Our 2023 Director Nominees and Continuing Directors

David P. Hess
Director since 2019 Age 67

Mr. Hess has 40 years of experience in the aerospace industry, including 38 at United Technologies Corporation where he most recently served as Executive Vice President and Chief Customer Officer for UTC Aerospace from January 2015 until his retirement in January 2017. From 2009 to 2014 he was President of Pratt & Whitney, a subsidiary of UTC, responsible for the company’s global operations in the design, manufacture and service of engines for commercial and military aircraft. Most recently, Mr. Hess served as a board member for Arconic Corporation from March 2017 to May 2019, and as Arconic’s Chief Executive Officer from April 2017 to January 2018.

Board Committees:

Chair, Technology Committee and member, Nominating & Governance and Personnel & Compensation Committees.

Skills and Qualifications

Mr. Hess’s qualifications include his extensive aerospace background and leadership experience, including his recent service as a Chief Executive Officer.

Current Directorships:

◆  Woodward, Inc.

◆  Southwest Airlines Co.

Past Directorships:

◆  Arconic Corporation

Marianne Kah
Director since 2019 Age 69

Ms. Kah is a global energy and raw materials markets expert with extensive experience in board-level strategic planning and risk analysis. She served as Chief Economist for ConocoPhillips, an oil and gas exploration and production company, for more than 20 years until her retirement in 2017, developing market outlooks, risk assessments and scenario plans that drove corporate strategy. She currently serves as an adjunct senior research scholar and Advisory Board member of Columbia University’s Center on Global Energy Policy. In 2021, she received certification by Ceres and University of California Berkeley School of Law in “ESG: Navigating the Board’s Role.” She is Past President of the U.S. Association for Energy Economics and former co-lead of the Energy Roundtable for the National Association for Business Economics.

Board Committees:

Member, Audit & Risk and Technology Committees.

Skills and Qualifications

Ms. Kah’s qualifications include her energy markets experience and expertise, her leadership skills and past role as a senior leader of a global public company, and her extensive strategic planning background.

Past Directorships:

◆  PGS ASA

Ruby Sharma
Director since 2023 Age 56

Ms. Sharma was Managing Partner of RNB Strategic Advisors, a strategic advisory firm, from September 2018 to August 2022. She previously served as a Partner at Ernst & Young LLP from 2002 until her retirement in December 2017. Prior to that, Ms. Sharma was Senior Manager of Forensic and Litigation Services at Arthur Anderson. She currently serves as a member of the board of directors of ShotSpotter, Inc. (NASDAQ: SSTI), Nautilus, Inc. (NYSE: NLS), Aspira Women’s Health Inc. (NASDAQ: AWH) and Southwest Gas Holdings, Inc. (NYSE: SWX). She previously served as the Chair of the Audit Committee at Penn Medicine Princeton Health, as a board trustee for the National Ascend Organization and a member of the Asia Society Business Council.

Board Committees:

Member, Audit & Risk and Technology Committees.

Skills and Qualifications

Ms. Sharma’s qualifications include her experience in senior leadership positions and her financial and public company accounting expertise.

Current Directorships:

◆  ShotSpotter, Inc.

◆  Nautilus, Inc.

◆  Aspira Women’s Health Inc.

◆  Southwest Gas Holdings, Inc.

Item 1: Election Of Directors Our 2023 Director Nominees and Continuing Directors	ATI 2023 Proxy Statement	17

Continuing Directors – Class II – Term to Expire at the 2025 Annual Meeting

Leroy M. Ball, Jr.
Director since 2019 Age 54; Audit Committee Financial Expert

Mr. Ball has been the President and Chief Executive Officer of Koppers Holdings Inc., a leading integrated global provider of treated wood products, wood treatment chemicals and carbon compounds, since January 2015, having served as its Chief Operating Officer from August 2014 through December 2014, as both its Chief Operating Officer and Chief Financial Officer from May 2014 to August 2014, and as its Chief Financial Officer from 2010 to May 2014. Before joining Koppers, Mr. Ball served as the Senior Vice President and Chief Financial Officer of Calgon Carbon, Inc., a provider of services, products and solutions for purifying water and air, from 2002 to 2010.

Board Committees:

Chair, Audit & Risk Committee and member, Personnel & Compensation and Technology Committees.

Skills and Qualifications

Mr. Ball’s qualifications include his experience in senior leadership positions and his operational, financial, and public company accounting expertise.

Current Directorships:

◆  Koppers Holdings Inc.

◆  Koppers, Inc. (a subsidiary of Koppers Holdings Inc.)

Carolyn Corvi
Director since 2012 Age 71

Upon her retirement in 2008, Ms. Corvi concluded a 34-year career with The Boeing Company, a diversified aerospace company, where she most recently served as Vice President, General Manager of Airplane Programs, Boeing Commercial Airplanes, a position she held from 2005 until her retirement.

Board Committees:

Chair, Personnel & Compensation Committee and member, Nominating & Governance and Technology Committees.

Skills and Qualifications

Ms. Corvi’s qualifications include her extensive experience in the aerospace industry (ATI’s core end market) and her knowledge of and experience in manufacturing.

Current Directorships

◆  Hyster-Yale Materials Handling, Inc.

◆  United Continental Holdings, Inc.

Past Directorships:

◆  Goodrich Corporation and Continental Airlines, Inc.

Robert S. Wetherbee
Director since 2019 and Board Chair since May 2021 Age 63

Mr. Wetherbee began serving as ATI’s President and Chief Executive Officer and as a member of the Board on January 1, 2019. He was appointed Board Chair in May 2021. He served as Executive Vice President, ATI Flat Rolled Products Group, from January 2015 to December 2018, and prior to that, was the President of ATI Flat Rolled Products from April 2014 to January 2015. From March 2013 to February 2014, Mr. Wetherbee was President and Chief Executive Officer of Minerals Technologies, Inc. He served as President of ATI’s tungsten business from 2010 through 2012, following a 29-year career with Alcoa Inc.

Skills and Qualifications

Mr. Wetherbee’s qualifications include his experience in senior leadership positions both at ATI and at other publicly traded manufacturers and his extensive knowledge of the industry and of ATI’s business given his tenure with the Company and his past long-tenured experience with another major metals producer.

Current Directorships

◆  Commercial Metals Corporation

18	ATI 2023 Proxy Statement	Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability

Our Corporate Governance

We are committed to a strong self-governance program. Our corporate governance practices are designed to maintain high standards of oversight, compliance, integrity and ethics, while promoting growth in long-term stockholder value. The role of our Board of Directors is to ensure that ATI is managed for the long-term benefit of our stockholders and other stakeholders.

Each year, we review our corporate governance and compensation policies and practices and engage with our stockholders. In our ongoing effort to ensure that our governance policies and practices consistently reflect best practices, we take suggestions from our stockholders into consideration, along with developments and evolving trends reflected in the standards established by proxy advisory firms, as well as in the policies, practices and disclosures of other public companies. In this way, we affirm our commitment to performance and innovation by continually evolving our programs to benefit all of our stakeholders.

OUR COMMITMENT TO INTEGRITY, CORPORATE GOVERNANCE AND SUSTAINABILITY

ATI is committed to conducting its business in an honest, ethical and lawful manner. Our employees strive to satisfy the spirit and intent, as well as the technical requirements, of the contracts we enter into and the laws, regulations and rules that govern us.

We are committed to protecting the health and safety of our employees, the environment, and our communities. We support sustainable development and consistently work to improve our operations to the benefit of our stockholders, employees, customers and local communities.

We are committed to providing a workplace where employees are treated with dignity and respect, free of harassment and discrimination, and where all employees can fulfill their potential based on merit and ability.

We value our reputation. We pledge to promptly address issues in a lawful and proper manner. We strive to create value for our stakeholders while continually improving our performance as a good corporate citizen.

We are also committed to providing information in our financial reporting that is accurate, complete, objective, relevant, timely and transparent, and we have a robust system of internal controls.
We take these commitments seriously. Our management and our Board have instilled a culture throughout our organization that supports and honors these commitments. We expect that the actions of our employees, officers and directors comply with these principles and all polices undertaken to further these objectives.

Corporate Governance Information on Our Website

The following governance documents are available on our website atimaterials.com, at “Investors – Corporate Governance”:

◆	Corporate Governance Guidelines

◆	Corporate Guidelines for Business Conduct and Ethics (including Financial Code of Ethics)

◆	Board Committee Charters

◆	Certificate of Incorporation and Bylaws

Paper copies can be obtained by writing to the Corporate Secretary, ATI Inc., 116 15th Street, Pittsburgh, PA 15222.

Additionally, our current ESG Report and TCFD Report are available at ATImaterials.com/aboutati/Pages/safety-sustainability. For more information, see page 29 of this Proxy Statement.

Our Corporate Governance ATI Corporate Governance at a Glance	ATI 2023 Proxy Statement	19

ATI CORPORATE GOVERNANCE AT A GLANCE

Presented below are some highlights of the ATI corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

Board Independence	◆ All of our current directors are independent, except for Mr. Wetherbee, who is our Board Chair, President and Chief Executive Officer.

Lead Independent Director

◆  J. Brett Harvey currently serves as our Lead Independent Director.

◆  Our independent directors meet in regularly scheduled executive sessions without the presence of management.

◆  Stockholders can communicate with the independent directors through the Lead Independent Director.

Board Composition

◆  Currently, the Board has fixed the number of directors at ten.

◆  Our Board regularly assesses its performance and can adjust the number of directors according to need or as the opportunity arises to enhance the overall mix of skills and experience represented on our Board.

◆  As shown under Item 1 – Election of Directors, our Board has a diverse mix of skills, experience and background 30% of our directors are women and 20% are people of color. We also have a mandatory retirement age, as described elsewhere in this Proxy Statement.

Accountability to Stockholders

◆  Engagement with Stockholders. We actively reach out to our stockholders through our annual engagement program and communicate with them on important compensation, governance and environmental and social sustainability issues. Also, stockholders can contact our Board, Board Chair, Lead Independent Director or management by email or regular mail.

◆  Proxy Access. We allow a stockholder or group of up to 20 stockholders owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors then in office or two nominees, whichever is greater, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws.

◆  Majority Voting/Director Resignation Policy. Our director resignation policy provides that any nominee for director in an uncontested election who receives a greater number of votes “withheld” than votes “for” his or her election must promptly tender his or her resignation to the Board for the Board’s consideration.

Independent Board Committees

◆  We have four Board committees: Audit & Risk; Nominating & Governance; Personnel & Compensation; and Technology.

◆  All of the Board committees are composed entirely of independent directors, and each has a written charter that is reviewed and reassessed annually and is posted on our website.

Risk Oversight

◆  Our full Board is ultimately responsible for risk oversight and has designated committees to assist in the oversight of certain key risks. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Succession Planning

◆  The Board actively monitors our management succession plans and receives regular updates on employee engagement, diversity and retention matters. At least annually, the Board reviews senior management succession and development plans.

◆  Additionally, the Board evaluates matters related to Board succession and the processes by which additional directors with strong and diverse experience can be attracted and selected for future Board seats.

Self-Evaluations	• We have an annual self-evaluation process for the Board and for each standing committee of the Board.

Director and NEO Stock Ownership

◆  Each director is expected to own ATI common stock with a value equivalent to at least four times the amount of the annual cash retainer that we pay to our directors.

◆  Executives are expected to own ATI common stock with a value equivalent to:

– CEO: six times base salary;

– Executive Vice Presidents: three times base salary; and

– Senior Vice Presidents: two times base salary.

Ethics/Corporate Responsibility

◆  Our Corporate Governance Guidelines, Corporate Guidelines for Business Conduct and Ethics, our Supplier Expectations and Supply Chain Policies, TCFD Report and annual ESG Reports are each disclosed on our website.

◆  Our Corporate Guidelines for Business Conduct and Ethics apply to all of our directors, officers and employees, and we have an active ethics and compliance program that requires each of them to participate in training and make annual certifications with respect to the Guidelines.

◆  We expect each of our suppliers to comply with our Supplier Expectations and Policies, including policies with respect to business conduct and ethics, the sourcing of conflict minerals and policies to combat bribery, corruption and human trafficking. Compliance with these expectations is a fundamental prerequisite to doing business with ATI.

20	ATI 2023 Proxy Statement	Our Corporate Governance Our Board and its Role

OUR BOARD AND ITS ROLE

Our Board Leadership Structure

Our Board has the flexibility to determine whether it is in the best interests of ATI and its stockholders to separate or combine the roles of Board Chair and Chief Executive Officer at any given time. In making that determination, the Board assesses whether the roles should be separated or combined based on its evaluation of the existing composition of the Board and the circumstances at the time.

In 2021, in conjunction with the retirement of our prior Board Chair, our Board reassessed its then-current leadership structure. After careful consideration, the Board determined that the Company and its stockholders would be best served by combining the roles of Board Chair and Chief Executive Officer. Accordingly, Mr. Wetherbee assumed the role of Board Chair, President and Chief Executive Officer in May 2021, and J. Brett Harvey now serves as our Board’s Lead Independent Director.

Why a combined Board Chair and CEO role is best for ATI and our stockholders at this time

Our Board believes that maintaining a combined Board Chair and Chief Executive Officer role promotes unified leadership and direction for the Company and facilitates the efficient implementation of our strategies to create shareholder value over the long-term. Additionally, the Board believes that Mr. Wetherbee, serving in both capacities, effectively bridges communication between the Board and our management.

Our Board’s ability to maintain appropriate independent oversight of our business strategies and activities is enhanced by ATI’s existing strong governance structures and policies, such as:

◆	establishing a Lead Independent Director;

◆	appointing only independent directors to the standing committees of the Board; and

◆	regularly scheduling executive sessions of the independent directors.

OUR LEAD INDEPENDENT DIRECTOR

First elected to the Board in 2007, J. Brett Harvey serves as our Lead Independent Director. The Lead Independent Director is the principal liaison between the independent directors and the Board Chair on Board-wide issues.

Role and Responsibilities:

◆   Preside, in the absence of the Chair, at meetings of the Board, including executive sessions of the independent directors;

◆   Call meetings of the independent directors when necessary and appropriate;

◆   Facilitate communication with, and among, independent directors between meetings, when appropriate;

◆   Advise the Chair regarding schedules, agendas and the quantity, quality and timeliness of information for Board and committee meetings;

◆   Serve as a contact for stockholders wishing to communicate with the Board other than through the Chair, when appropriate;

◆   Communicate with other external constituencies, as needed; and

◆   Advise and consult with the Chair on matters related to corporate governance and Board performance and generally serve as a resource for, and counsel to, the Chair.

Independent Committees

Our Board has four standing committees, its: Audit and Risk Committee; Nominating and Governance Committee; Personnel and Compensation Committee; and Technology Committee. Each standing committee of the Board is composed entirely of independent directors, and each has a written charter that describes its responsibilities.

For more information, see “The Role of Our Board” and “Board Committees” below.

Our Corporate Governance Our Board and its Role	ATI 2023 Proxy Statement	21

The Role of Our Board

Our Board is elected by our stockholders to safeguard their interests through oversight of management and the good faith exercise of its members’ business judgment. At the same time, our Board recognizes that the long-term interests of ATI are advanced by recognition of the concerns of other constituencies, including employees, customers, suppliers and the communities in which ATI operates. Accordingly, while not involved in our day-to-day operations, our Board actively oversees matters of key importance to the overall conduct of our business, including among other matters, our financial performance and expectations, development and implementation of our strategic plans, capital structure and allocation, matters impacting our corporate governance and culture, and the identification and mitigation of known and emergent enterprise risks and opportunities, including those pertaining to environmental, workforce and community safety and sustainability.

Key Oversight Responsibilities of the Board:

Strategy

◆ The Board oversees and lends perspective to management’s development and execution of near, medium and longer-term strategy

◆ Strategic considerations are an integral part of every Board meeting and foundational to deliberations and decision-making processes of our Board and its committees

Leadership

◆ The Board oversees succession planning and talent development for senior executive positions

◆ The Board’s Personnel and Compensation Committee has primary responsibility for overseeing succession planning for the CEO position

Risk

◆ The Board oversees risk management

◆ Each of the Board’s standing committees, which regularly meet and report to the full Board, play key roles, as defined in their respective charters, in the Board’s exercise of its oversight function

Strategy Oversight

Our directors oversee and, leveraging their broad array of backgrounds, experience and expertise, lend perspective and insight to, management’s development and execution of near, medium and longer-term strategy.

Leadership Development and Succession Oversight

With the support of the Personnel and Compensation Committee and its independent compensation consultants, our Board actively monitors our comprehensive senior leadership development and succession plans with a view to ensuring the team’s ongoing performance, resilience and diversity of background, skills and experience. Leadership development, engagement, retention and succession matters are regularly addressed during Board meetings throughout each year and during the Board’s annual multi-day strategy meeting. Additionally, the Board conducts an in-depth review of senior management development and succession plans at least annually.

22	ATI 2023 Proxy Statement	Our Corporate Governance Our Board and its Role

Risk Oversight

Understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote stakeholder interests. We view the consideration of enterprise risk — the specific financial, operational, business and strategic risks that the Company faces — as integral to our decision-making processes at both the Board and management level. We consistently seek to identify potential risks and to balance risk mitigation with a level of risk tolerance that enables us to pursue opportunities to grow stockholder value as they arise.

This approach is intended to foster open dialogue and to assist our Board in understanding critical risks to our business and strategy, appropriately allocating oversight responsibility among its standing committees and evaluating the operation of the Company’s risk management processes.

Our Corporate Governance Our Board and its Role	ATI 2023 Proxy Statement	23

Cybersecurity Risk Management and Oversight

Our Board is actively engaged in the oversight of our digital technology risk management and cybersecurity programs. As part of its regular oversight, the Audit and Risk Committee assists the Board in overseeing ATI’s digital technology and cybersecurity risks. Our Chief Digital and Information Officer leads development and execution of our digital technology strategy, as well as our efforts to address and mitigate digital technology risks. Our Chief Information Security Officer oversees our cybersecurity program. The Audit and Risk Committee receives quarterly reports from our Chief Digital and Information Officer and our Chief Information Security Officer on ATI’s cybersecurity risk profile, enterprise cybersecurity program, and other digital technology risks.

Our digital technology risk and cybersecurity programs focus on key areas, including:

Governance

Senior management ensures that policies are well embedded in the business and all procedures and guidelines align to the broader business strategy. Policies are reviewed and updated regularly. New policies are developed and launched as appropriate to address new and emerging risks.

Third-party subject matter experts are leveraged across several areas to ensure we maintain an approach that aligns with leading industry recommendations.

Security Awareness / Training

All employees are required to certify that they understand and adhere to our ATI Corporate Guidelines for Business Conduct and Ethics, which emphasizes employee responsibility for information security and protecting against unauthorized use of ATI digital systems and equipment.

We provide annual cybersecurity training for all employees, as well as role-specific information security training.

Security awareness communications are distributed regularly to address new and emerging risks and other topics of immediate concern.

We sponsor a “Cyber Security Month” in October each year and conduct regular phishing exercises.

Technical Safeguards

We deploy measures to protect our operational technology environments, on-premises and cloud computing environments, network perimeter, and internal digital technology platforms.

Protection measures include:

◆  internal and external firewalls;

◆  network intrusion detection;

◆  penetration testing;

◆  vulnerability assessments;

◆  threat intelligence; and

◆  anti-malware and access controls.

Incident Response Plans

We maintain and update incident response plans that address the life cycle of a cyber incident and routinely evaluate the effectiveness of such plans.

Incident response plans focus on:

◆  technical issues, including detection, response and recovery;

◆  incident reporting and escalation;

◆  external communication and legal compliance; and

◆  breach simulations and penetration testing through internal and external exercises.

Insurance	We maintain a cybersecurity risk policy to protect our company against computer-related incidents and losses.

24	ATI 2023 Proxy Statement	Our Corporate Governance Our Board and its Role

ESG Risk Oversight

Climate Change/Environmental Sustainability

The Audit and Risk Committee is broadly responsible for assisting the Board in overseeing risks associated with climate change and other environmental compliance and sustainability matters. The Committee regularly discusses with management the Company’s significant risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management guidelines and policies.

The Technology Committee is responsible for assessing the technical capabilities of the Company in all phases of its activities and the risks and opportunities these capabilities present in relation to corporate strategies and plans. It is charged with assisting the Board in identifying and analyzing significant emerging scientific, technological, and product or process-related innovations and current or emerging industry or geopolitical developments regarding the same, that could disrupt or present opportunities to ATI’s overall business strategy.

From an ESG perspective, it is expected that the Technology Committee’s work will enhance that of the Audit and Risk Committee in overseeing the impact of, and the Company’s response to, the many challenges and opportunities presented by climate change.

Inclusion & Diversity/Social Responsibility	The Personnel and Compensation Committee assists the Board in its oversight responsibility concerning executive compensation and management organization matters generally. It monitors and encourages the development of intellectual capital and oversees the Company’s human capital management policies and procedures, including its workforce and professional development and diversity and inclusion initiatives, the impact to the Company of current or anticipated political, legislative or regulatory trends or developments regarding human capital management, including diversity and inclusion in the workplace, and management’s efforts to mitigate any resulting risks to the Company.

Governance	The Nominating and Governance Committee assists the Board in overseeing our corporate governance practices and profile, including as appropriate, the legal standards, prevailing recommended practices, investor views and potential benefits and risks associated with or impacting our governance practices and profile. It leads the Board’s director succession planning and recruitment efforts and makes recommendations to the Board concerning its committee structure, the membership of committees of the Board and the chairpersons of the respective committees. This includes committee member qualification, appropriate delegations of authority to its various committees, and exercise of its oversight function for ESG matters through the operation of its committees.

Our Corporate Governance Our Board and its Role	ATI 2023 Proxy Statement	25

Board Committees

The Board has four standing committees, its: Audit and Risk Committee; Nominating and Governance Committee; Personnel and Compensation Committee; and Technology Committee. Each standing committee of the Board is composed entirely of independent directors.

Each committee has a written charter that describes its responsibilities. Each of the Audit and Risk Committee, the Nominating and Governance Committee and the Personnel and Compensation Committee has the authority to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter.

The table below provides information about the Board committee memberships that our independent directors currently hold. The table also shows the number of meetings held by each Board committee in 2022.

Director	Audit and Risk	Nominating and Governance	Personnel and Compensation	Technology

L. M. Ball	CHAIR		∎	∎

H. J. Carlisle	∎			∎

C. Corvi		∎	CHAIR	∎

J. C. Diggs	∎	CHAIR

J. B. Harvey		∎	∎

D. P. Hess		∎	∎	CHAIR

M. Kah	∎			∎

D. J. Morehouse	∎			∎

R. Sharma	∎			∎

Number of Meetings held in 2022	9	4	5	4

(1)

Mr. Wetherbee is not a member of any of the Board’s standing committees. However, in his capacity as Board Chair, he may attend each Committee meeting, except to the extent that a Committee requests to meet without the Chair present.

26	ATI 2023 Proxy Statement	Our Corporate Governance Our Board and its Role

Audit and Risk Committee

Number of 2022 Meetings: 9

Chair:

Leroy M. Ball, Jr.*

Members:

Herbert J. Carlisle

James C. Diggs

Marianne Kah

David J. Morehouse

Ruby Sharma*

*Mr. Ball and Ms. Sharma each meet the SEC criteria for an “audit committee financial expert” and the NYSE requirements for accounting or related financial management expertise.

Role and Primary Responsibilities:

Assists the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, and the performance of the Company’s internal audit function, as well as the Company’s major financial policies and actions, including with regard to:

◆   Retention, compensation, evaluation and oversight of ATI’s independent auditors, including:

–  pre-approval of engagement fees and all audit and non-audit services to be performed by the independent auditors;

–  review and approval of the annual audit plan;

–  oversight of auditor independence and internal quality and control procedures; and

–  periodic review of the experience and qualifications of the independent auditors’ lead partner and evaluation of compliance with applicable partner rotation requirements;

◆   Oversight of the Company’s internal audit function, including staffing levels and the annual internal audit plan;

◆   The Company’s quarterly and annual financial statements and earnings releases and related SEC reports, including:

–  critical accounting policies and practices, new accounting pronouncements and related disclosures;

–  significant financial reporting issues and judgments and the treatment of complex or unusual transactions;

–  significant internal control matters, including recommendations as to the adequacy of the Company’s system of internal controls; and

–  critical audit matters and related disclosures;

◆   The Company’s various compliance programs;

◆   Generally, the identification, evaluation and mitigation, as appropriate, of significant risks to the Company and its business, operations and results, including without limitation risks associated with climate change and other environmental compliance and sustainability matters and cybersecurity risk;

◆   The review and approval of any related party transaction; and

◆   The Company’s debt and equity structure, dividends, authorized capital stock, and credit agreements.

Both the independent auditors and the internal auditors have full access to the Committee and meet on a routine basis without management being present. Additionally, the Audit and Risk Committee serves as named fiduciary of certain employee benefit plans maintained by the Company.

Nominating and Governance Committee

Number of 2022 Meetings: 4

Chair: James C. Diggs Members: Carolyn Corvi J. Brett Harvey David P. Hess

Role and Primary Responsibilities:

Assists the Board in its oversight of the Company’s corporate governance matters, including through recommendations regarding:

◆   The annual evaluation of the Board and its committees;

◆   The Board’s director succession planning and recruitment efforts;

◆   The Board’s committee structure, including the membership of committees of the Board and the chairpersons of the respective committees, committee member qualification, and appropriate delegations of authority to its various committees;

◆   Oversight of ESG matters through the operation of its committees;

◆   Director nominees to the Board, including evaluation of new candidates and current directors who are being considered for re-election; and

◆   The Company’s director compensation program.

Our Corporate Governance Our Board and its Role	ATI 2023 Proxy Statement	27

Personnel and Compensation Committee

Number of 2022 Meetings: 5

Chair:

Carolyn Corvi

Members:

Leroy M. Ball, Jr.

J. Brett Harvey

David P. Hess

Each member of the Personnel and Compensation Committee is a “non- employee director” of the Company as defined under Rule 16b-3 of the Securities Exchange Act of 1934.

Role and Primary Responsibilities:

Assists the Board in its oversight of the Company’s executive compensation programs, including through recommendations regarding:

◆   CEO and other executive officer compensation, based on reviews, with outside compensation consultants and other advisors, of best practices, policies and practices at peer companies and other information and recommendations;

◆   Goals and objectives for CEO and other executive officer compensation, the CEO’s performance in light of those goals and objectives, and the CEO’s compensation level based on this evaluation;

◆   Non-CEO executive officer compensation;

◆   Incentive compensation plans and equity-based plans that require Board approval and administration of those plans;

◆   The development of the Company’s human capital and culture, including as they relate to succession planning and professional development, progress implementing diversity goals and initiatives, retention and recruitment of key talent, cultivation of workplace respect and culture, prevention of workplace violence and encouragement of employee engagement and wellness; and

◆   Current or anticipated political, legislative or regulatory trends or developments regarding human capital management, their impact on the Company’s labor and employment policies and practices, and management’s efforts to mitigate any resulting risks to the Company.

The Personnel and Compensation Committee has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the Committee in the evaluation of CEO or other executive compensation. The Committee also may obtain advice and assistance from internal or external legal, accounting or other advisors.

◆   The Committee has retained an independent compensation consultant, Meridian Compensation Partners, LLC.

◆   The Committee also utilizes external legal advisors and assesses the independence of its advisors.

Please see the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement for more discussion about the Committee’s role in executive officer compensation.

Technology Committee

Number of 2022 Meetings: 4

Chair: David J. Hess Members: Leroy M. Ball, Jr. Herbert J. Carlisle Carolyn Corvi Marianne Kah David J. Morehouse Ruby Sharma

Role and Primary Responsibilities:

Assists the Board in its oversight of changing technologies and the manner in which they may affect ATI, its technical capabilities and competitive position:

◆   Considers the impact of technologies on the well-being of the Company;

◆   Assesses ATI’s technical capabilities in relation to corporate strategies and plans; and

◆   Makes recommendations to the Board concerning priorities, asset deployment, and other matters relating to the Company’s technical activities, including the Company’s response to the challenges and opportunities presented by climate change.

28	ATI 2023 Proxy Statement	Our Corporate Governance Our Board and its Role

Board Self-Assessment

Annually, our Board Chair or Lead Independent Director facilitates the Board’s own self-assessment process, the results of which help to inform Board-level discussions regarding Board and Committee composition, Board succession planning and potential director candidates, corporate governance practices and other matters.

Our Corporate Governance Environmental and Social Sustainability	ATI 2023 Proxy Statement	29

ENVIRONMENTAL AND SOCIAL SUSTAINABILITY

At ATI, we recognize that long-term excellence and profitability require sustainable practices. Sustainability can mean many things, and for ATI it is an evolving and developing effort. Our core values emphasize the safety and sustainability of our products, people and the communities in which we operate. We continually review and refine our efforts to enrich those communities, improve the health and safety of our employees, ensure the sustainability and quality of our workforce and lessen our environmental impact. The following discussion highlights some of our key sustainability initiatives and areas of current focus.

Under our short-term incentive program, the Personnel and Compensation Committee of our Board has expressly reserved the broad discretion to reduce or eliminate any annual cash incentive award that may otherwise be payable to one or more participants, including each NEO, if any facet of our financial or operational performance, especially in relation to the Committee’s expectations for workplace safety, the environmental impact of our business or other aspects of our annual performance with the potential to affect the sustainability of our business, is sub-standard in the view of the Committee.

ESG and TCFD Reporting Highlights

ATI published its most recent ESG Report in April 2022, addressing our environmental sustainability, social responsibility and corporate governance (“ESG”) efforts during 2021, and anticipates publishing an updated 2022 Report prior to our 2023 Annual Meeting. Recognizing that “sustainability” can mean many things, the Report provides an overview of environmental, workforce health and safety and community sustainability efforts and achievements across our business. We also report specific environmental sustainability goals that ATI will pursue through 2030, using our 2018 results as the baseline against which we will measure our achievement. We intend to publish our report and update our stakeholders on our progress toward these goals annually. ATI’s ESG Report is available at ATImaterials.com/aboutati/Pages/safety-sustainability.aspx

Additionally, in 2022, we began reporting on the impacts of climate change on our business consistent with the Task Force on Climate-related Financial Disclosures (“TCFD”) framework and published our first TCFD report in April 2022. ATI’s TCFD Report is available at ATImaterials.com/aboutati/Pages/safety-sustainability.aspx

All ATI operations are committed to:

◆	Reducing their energy intensity through conservation efforts and energy efficiency;

◆	Reducing greenhouse gas emissions through operational efforts, energy conservation and procurement strategies;

◆	Reducing consumption of water withdrawal through conservation, reuse, and equipment modification; and

◆

Increasing the amount of recycled materials used in our processes to eliminate waste in all phases of our manufacturing processes. Approximately 62% of the raw materials that ATI used in 2021 to manufacture specialty metals started from recycled materials.

2018 Environmental Performance Benchmarks:

◆ 3.02GJ/ton produced energy intensity

◆ 877,390 tons CO2e emissions

◆ 1.12kgal/ton produced water intensity

◆ Approximately 75% of raw materials used to manufacture specialty metals sourced from scrap material

◆ Approximately 42% of ATI operations operate according to an ISO 14001 certified Environmental Management System

2025 Goals:

◆ Reduce Energy Intensity 5%

◆ Reduce CO2e Emissions 5%

◆ Reduce Freshwater Intake 5%

◆ Increase Recycled Materials to 80%

2030 Goals:

◆ Reduce Energy Intensity 7%

◆ Reduce CO2e Emissions 7%

◆ Reduce Freshwater Intake 3%

◆ Increase Recycled Materials to 83%

30	ATI 2023 Proxy Statement	Our Corporate Governance Environmental and Social Sustainability

Products that Promote Sustainability

Our materials enable our customers to do amazing things, from operating jet engines at 2,800º F, to equipping our nation’s defense, to safely and efficiently transporting corrosive liquids and exhaust streams and enabling life-changing medical insights.

The materials that we produce improve quality of life by reducing air pollution, providing advanced medical solutions, enabling clean water and eliminating waste.

Our alloys are used in products and equipment that:

◆	Enable commercial aircraft that operate longer and are lighter, quieter and more fuel efficient;

◆	Reduce air pollution produced by electrical power generation by enabling solar, geothermal, and other renewable power applications;

◆	Support sustainable nuclear energy applications and fuel cell interconnects, and solid oxide fuel cells used for on-site power generation.

◆	Improve the performance of land-based gas turbines, assisting in the transition to cleaner fuels;
◆	Are essential to the manufacture of solar panels and to pollution control equipment used in power plants and ships and for the treatment of ship ballast water;

◆	Help enable electrolyzers used in the production of hydrogen from water;

◆	Can operate in highly corrosive environments for decades at a time, reducing the need for replacement; and

◆	In the context of medical equipment such as prosthetic devices, offer the potential for less frequent replacement and are essential to the life-saving insights available through the use of MRI systems.

Environmental Stewardship

We are also committed to sound environmental practices in our own business operations.

◆	We have established specific emissions reduction and other environmental goals for 2025 and 2030. In light of the GHG emission reductions that we have achieved to date, we currently are reevaluating our existing 2030 goal, in particular, with a view toward adopting more aggressive emission reduction targets.

◆	Approximately 62% or more of the raw materials that we use to manufacture our products in 2021 were sourced from recycled materials.

◆	Our facilities employ other recycling and waste reduction equipment and processes. For example:

–	one of our facilities includes equipment for the regeneration of spent sulfuric and other acids resulting in significant reductions in both usage and waste generation;

–	one of our facilities recovers aqueous ammonia at over 99.5% efficiency, allowing for recovery and reuse of up to four million pounds of aqueous ammonia annually;

–	through a program that recycles oily absorbent materials, our facilities have diverted more than 15,000 pounds of oily waste from landfills in recent years; and

–	other facilities now recycle and/or reuse baghouse dust.

◆	We purchase energy from renewable and other carbon-free sources, and previously-vacant property owned by our Cudahy, Wisconsin facility now hosts approximately 7,000 solar panels.

◆	We established a Company-wide efficient lighting program and invested in other equipment upgrades to reduce energy consumption.

◆	Our cross-functional water conservation team evaluates and implements projects to achieve reductions in fresh water consumption and to reduce water waste.

–	The wastewater treatment facility at one of our facilities recycles water up to three times and has recycled over six billion gallons of water since its installation;

–	In cooperation with its local community, one of our facilities developed and maintains “talking water gardens,” an innovative water discharge system using constructed wetlands to cool and safely return treated water to the local river.

Our Corporate Governance Environmental and Social Sustainability	ATI 2023 Proxy Statement	31

Health and Safety

As part of our continuous improvement culture, we are committed to making our operations the safest in the industry for our employees and the communities surrounding our plant locations.

◆	We are committed to finishing each day incident- and injury-free. Employees are expected to guard against workplace injuries by recognizing risks and taking action to minimize injuries.

◆	Lost time from work in 2021 improved nearly 24% compared to already low 2020 rates. We also achieved very significant year-over-year reductions of 62% in 2019 and 63% in 2018.
◆	As of year-end 2021, 85% of our operations had achieved OSHAS 45001 certification.

Community

We support local communities and contribute to their sustainability through measures such as locally sourcing goods and services and charitable giving. Examples include:

◆	Funding scholarship and cooperative work experiences for local residents; and

◆	Fostering employee volunteerism through United Way, the ATI Veterans Network and other community-based Programs.

Human Capital Management

We believe that our people and culture are competitive differentiators. Attracting, developing and retaining purpose and performance-driven leaders who build teams with diverse, empowered and fulfilled employees who want to stay and grow with the Company is foundational to our vision. At the center of our commitment to excellence are our values, which drive how we succeed: Accountability; Integrity; Innovation; Safety & Sustainability; and Teamwork & Respect.

Talent Acquisition

◆

Campus and Trade. We partner closely with colleges and universities that have programs relevant to our business in order to identify materials science, STEM expertise and other relevant talent, and have developed similar partnerships with high schools and trade schools.

◆

Recruiting Culture. We drive speed and quality of hiring through our internal recruiting team and engagement with external recruiting firms to enhance our efforts for key positions, selecting providers who align with our value of having a diverse workforce. We believe in providing a welcoming, engaging and inclusive assessment and interviewing process that encourages people from all backgrounds to consider ATI.

◆

Candidate Assessment. We are mindful that candidates have a range of experiences, skills and behaviors. As part of our candidate assessment process, we interview for behaviors and skills that we believe will both complement and add to our existing culture. Pre-employment assessment tools also aid in identifying candidates who would be most suited to a particular opportunity.

◆

Diversity. We participate in national diversity conferences, foster strong partnerships with universities and student chapters of diversity organizations and ensure that our recruitment efforts incorporate a wide range of other industry, niche and diversity organizations. We have an enterprise-wide goal that 80% of position candidate slates include a minimum of 30% diverse candidates. For more information, see “Inclusion and Diversity” beginning on page 33.

◆

Community Engagement. We believe that community engagement in the regions in which we operate and being able to provide our employees with opportunities to be active in those communities is important to ATI, our existing workforce, our employer brand and our ability to attract engaged employees.

32	ATI 2023 Proxy Statement	Our Corporate Governance Environmental and Social Sustainability

Professional Development

◆

Insights Discovery Program. This program, which is the foundation of our other professional development programs, uses a simple model designed to support all employees, at all levels of the organization, in exploring their own self-awareness and improving their ability to recognize and adapt to the communication preferences and other characteristics of, and to better connect with, those with whom they work.

◆

Foundational Leadership Essentials. This leadership education program is designed to develop a common language and leadership orientation across all of ATI’s salaried employees. Whether leading people, processes or programs, this series of courses gives employees an introduction to key skills — such as change management, project management, coaching and feedback, and business acumen — that will increase leadership ability across the organization.

◆

Global Leadership Development Program (GLDP). The GLDP is our Company-wide, flagship program designed to build the skills of our employees across each level of leadership, including Front-Line Leaders, Managers and Senior Managers. It includes a series of multi-day training programs tailored to reach and serve a broad range of current and potential leaders across the ATI organization through development of targeted competencies, such as self-awareness, communication, giving and receiving feedback and influencing and motivating others.

◆

Early Career Leadership Development Program. Our selective Early Career Leadership Program is designed for high-potential and motivated college graduates and early career professionals. This three-year program, which is designed to prepare our future leaders, accelerates participants’ professional development by rotating them through a variety of business-critical assignments and development opportunities.

Engagement and Performance Management

◆

Senior Leader Communication and Transparency. We engage in continuous listening by actively seek opportunities for regular engagement and communication. We hold a quarterly CEO Review that follows the release of our quarterly earnings and is accessible to hundreds of employees across the Company. These discussions provide opportunities for our CEO and other senior leaders to communicate their perspectives on strategy and results and for enterprise-level education on topics such as growth initiatives, cybersecurity, ethics and compliance, talent and development programs, opportunities for community engagement and safety. These forums also serve as a feedback opportunity, with time for open “question and answer” dialogue.

◆

Employee Engagement Survey. Annually, we conduct a confidential company-wide employee engagement survey that offers our employees the ability to provide feedback and valuable insight about our workplace culture. It is reviewed with our Board and used to take action for continuous improvement in areas that impact employee enablement and empowerment and our human capital and culture strategies.

◆

Performance Management Framework. We maintain an annual performance management process across the organization. Together with their supervisors, employees identify goals and provide self-assessments as to performance against those goals, contribution beyond established goals, and behavior in accordance with our organizational values. Employees are reviewed based on the same criteria by both their managers and a second-level reviewer. The results of each annual assessment inform short-term incentive compensation and career and development opportunities and are reviewed with employees in one-on-one sessions with their managers.

Succession Planning

We maintain a formal succession planning process that works in connection with our performance management for systematic career development and succession planning at both the individual employee and enterprise levels. We believe that the robust and systematic nature of these programs is critical to optimizing our talent management and ensuring sustainably high-quality leadership of our business over the long term.

Our Corporate Governance Environmental and Social Sustainability	ATI 2023 Proxy Statement	33

Inclusion and Diversity

Ultimately, continuing ATI’s long tradition of innovation and operational excellence demands the contributions of leaders and team members with a wide array of characteristics, backgrounds, experiences, knowledge and skills. One of the principal aspirations of our comprehensive human capital strategy is the cultivation of a workforce that is diverse in every sense and a climate of inclusion that promotes employee development, advancement and well-being. Simply put, for our business to continue thriving, we must attract, coach and retain the best. That requires a commitment to workforce inclusion and diversity.

To identify opportunities to improve our representation and enhance the inclusiveness of our workplace culture, we collect and regularly review with our senior leadership data relating to gender, ethnicity, age, military service and other attributes, some of which are illustrated below. We also use our annual Employee Engagement Survey to solicit employee perceptions of the diversity and inclusiveness of our company-wide culture. Quantitative analysis of our employee population, coupled with a more qualitative understanding of how we are perceived and of the particular challenges we may face as a manufacturing company in the specific regions in which we operate, helps to inform our policy decisions and initiatives related to workforce inclusion and diversity.

Our Strategy

Our inclusion and diversity strategy focuses on five key pillars, and we are driving a number of strategic initiatives behind each one:

◆

Talent Acquisition. We have an enterprise-wide goal for 80% of all job candidate slates to include a minimum of 30% diverse candidates. We are seeing the impact, as notably, our 2022 new hire statistics outpace the composition of our existing employee base for both women and people of color. Our 2022 new hire population was 43% diverse, reflecting an increase of nearly 4% over 2021. Senior management monitors progress against KPIs using scorecards to drive transparency and accountability.

◆

Branding and Communication. To attract and retain diverse talent, we aim to showcase our culture and values as well as our commitment to inclusion and diversity. Our #ProvenPerformers brand campaign focuses on storytelling by a highly diverse array of employees and seeks to humanize the brand by authentically tying innovative solutions and technologies back to our talent and their work at ATI.

◆

Business and Employee Engagement. Our employee-led IDEA (Inclusion, Diversity, Equity and Accessibility) Council, which originated within our Specialty Alloys & Components (SA&C) business, tracks best practices regarding diversity and inclusion initiatives within our industry and the markets we serve and makes recommendations on these matters, both within SA&C and to the broader business. We also offer employees the opportunity to join Employee Resource Groups (“ERGs”). These groups foster professional development, social connectivity, and community involvement, and celebrate diversity throughout our company. In 2022, we launched AWN (ATI Women’s Network), with five chapters and enterprise business executive sponsorship. Our most recent employee engagement survey results demonstrated year-over-year improvement in employee perceptions of the diversity and inclusiveness of our corporate culture. A majority of respondents agreed that as an organization we value diversity and cultivate a work environment that is accepting of individual differences. However, our ultimate goal is that our people view themselves as being “net better off” for working at ATI, with all leaders taking accountability for this commitment.

◆	Employee and Community Development. Our ERGs sponsor diversity events and development over the course of each year. In addition, we have extensive community involvement.

◆

Strategic Partnerships. We are involved with a range of external professional associations, including the Society of Women Engineers, Society of Hispanic Engineers, National Society of Black Engineers, and Society of Asian Scientists and Engineers, the National Association of Black Accountants and the Association of Latino Professions in Accounting and Finance. We also partner with top academic institutions for their quality of programs and commitment to creating a diverse student population and future workforce.

34	ATI 2023 Proxy Statement	Our Corporate Governance Environmental and Social Sustainability

Our Corporate Governance Environmental and Social Sustainability	ATI 2023 Proxy Statement	35

INVESTOR OUTREACH AND STOCKHOLDER ENGAGEMENT

We value the input we receive from our stockholders. As part of our investor relations program, we engage in a structured communication program with certain investors, actively engaging with them throughout the year. We solicit their feedback on a variety of relevant matters, which may include corporate governance topics, our executive compensation program and sustainability initiatives, among other matters. Our goal is to be responsive to our stockholders and to ensure that we understand and address their concerns and observations.

Stockholder Engagement Cycle

INVESTOR OUTREACH—CREATING A COLLABORATIVE DIALOGUE

Throughout the year, management conducts regular meetings and discussions with investors. As discussed elsewhere in this Proxy Statement, we conducted extensive outreach in connection with our 2022 Annual Meeting and related Say on Pay vote, ultimately engaging with the holders of approximately 56% of our outstanding stock on this important topic. For a more detailed discussion of the feedback that we received from our stockholders as a result of that effort and the actions we are taking in response, see pages 8 and 45.

Additionally, each Fall, we offer our largest stockholders a more structured opportunity for one-on-one discussions with representatives of our management team. As a result, during the fourth quarter of 2022, we conducted outreach sessions with several of our largest investors, covering topics of discussion including, among others:

◆   Key current corporate governance policies and practices;

◆  Our executive compensation programs and continued commitment to pay for performance;

◆  Continuing Board refreshment efforts and our Board’s focus on diversity of background, experience, skill and other characteristics; and

◆   Our climate change and other environmental sustainability goals and initiatives, including highlights of our 2021 ESG Report and inaugural TCFD Report, both of which were published in April 2022, and our on-going re-evaluation of our GHG reduction targets.

Our 2022 outreach dialogue generally solicited positive feedback from our investors, in particular with regard to our adoption of the TCFD reporting framework.

36	ATI 2023 Proxy Statement	Our Corporate Governance Governance Policies and Practices

GOVERNANCE POLICIES AND PRACTICES

Corporate Governance Guidelines

ATI’s Board of Directors has adopted Corporate Governance Guidelines designed to assist the Board in the exercise of its duties and responsibilities to the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of decision making at the Board and management levels, with a view to achieving ATI’s strategic objectives. The Guidelines are subject to modification by the Board at any time.

Board Independence

The Board does not consider Robert S. Wetherbee, Board Chair, President and Chief Executive Officer of ATI, to be independent. At its February 24, 2023 meeting, the Board determined that the remaining directors are independent in accordance with NYSE listing standards, our own Board independence standards and applicable SEC rules. Our Board appointed Ruby Sharma as its newest member on March 1, 2023 and determined that Ms. Sharma is also independent.

Director Attendance at Meetings

During 2022, the Board of Directors held six meetings, including a multi-day strategy meeting. In 2022, our current directors attended 95% of all Board meetings and meetings of Board committees of which they were members.

Our independent, non-management directors meet separately in regularly scheduled executive sessions without members of management, except to the extent that the non-management directors request the attendance of a member of management. Our Lead Independent Director presides over such meetings.

A Board meeting is typically scheduled in conjunction with our Annual Meeting of Stockholders, and it is expected that our directors will attend the Annual Meeting absent good reason. In 2022, all directors attended our Annual Meeting of Stockholders.

Corporate Guidelines for Business Conduct and Ethics

Our Corporate Guidelines for Business Conduct and Ethics (our “Code of Ethics”) apply to all directors, officers and employees, including our principal executive officer, our principal financial officer, our principal accounting officer and our controller. We require all directors, officers and employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in their work.

Our Code of Ethics requires that our directors, officers and employees avoid conflicts of interest, comply with applicable laws, conduct business in an honest and ethical manner, and otherwise act with integrity and honesty in all of their actions by or on behalf of the Company. It includes a financial code of ethics specifically for our Chief Executive Officer, our Chief Financial Officer, and all other financial officers and employees, which supplements the general principles in the Code of Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws, as well as other matters.

Our Corporate Governance Governance Policies and Practices	ATI 2023 Proxy Statement	37

Only the Audit and Risk Committee of the Board can amend or grant waivers from the provisions of the Code of Ethics relating to the Company’s executive officers and directors, and any such amendments or waivers will be promptly posted on our website at ATImaterials.com. To date, no such amendments have been made or waivers granted.

Mandatory Employee Training

All employees annually receive a copy of the Code of Ethics. Each year, we require all officers and managers to certify as to their understanding of and compliance with the Code of Ethics. In addition, all directors, officers and other employees must annually complete an interactive online ethics course addressing the Code of Ethics. This course is part of ATI’s broader ethics and compliance program, which includes online ethics training that is administered by a third party. In 2022, ATI’s online ethics courses addressed:

◆	compliance with company policies;

◆	speaking up and reporting ethical concerns;

◆	harassment;

◆	fraud awareness;

◆	insider trading; and

◆	recognizing and avoiding cybersecurity threats.

We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and between fellow employees is critical to the overarching goal of efficiently producing high quality products, providing the maximum level of customer satisfaction, and ultimately fueling profitability and growth.

The ATI Ethics Helpline provides for confidential, secure, and anonymous reporting and is available 24 hours a day. Additionally, our Chief Compliance Officer and ethics officers at our operating companies also provide confidential resources for employees to surface their concerns without fear of reprisal.

Related Party Transactions

The Board has adopted a written Statement of Policy with respect to Related Party Transactions. The Policy applies to transactions or arrangements between ATI and a related person (namely directors, executive officers, and their immediate family members, and 5% stockholders) with a direct or indirect material interest in the transaction, including transactions requiring disclosure under Item 404(a) of Regulation S-K.

Under the Policy, no related party transaction may occur unless it is approved or ratified by the Audit Committee or approved by the disinterested members of the Board. The Audit and Risk Committee is primarily responsible for approving and ratifying related party transactions, and in doing so, will consider all matters it deems appropriate, including the dollar value of the proposed transaction, the relative benefits to be obtained and obligations to be incurred by the Company, and whether the terms of the transaction are comparable to those available to third parties.

Compensation Committee Interlocks and Insider Participation

No member of the Personnel and Compensation Committee is an officer or employee of the Company. No member of the Committee has a current or prior relationship, and none of our executive officers have a relationship, to any other company that is required to be described under the SEC rules relating to disclosure of executive compensation.

38	ATI 2023 Proxy Statement	Our Corporate Governance Director Compensation

Process For Communicating With Directors

We maintain a process for stockholders and interested parties to communicate with the Board, the Chair or Lead Independent Director, or any individual director.

ATI stockholders or interested parties who want to communicate with the Board, the Board Chair or Lead Independent Director, or any individual director can write to:

Board Chair/Lead Director c/o Corporate Secretary ATI Inc. 116 15th Street Pittsburgh, PA 15222

Your letter or message should indicate whether you are an ATI stockholder.

Depending on the subject matter, the Board Chair or Lead Independent Director and/or Corporate Secretary will:

◆	forward the communication to the director or directors to whom it is addressed;

◆	attempt to handle the inquiry directly when, for example, it is a request for information about the Company or it is a stock-related matter; or

◆	not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

At each Board meeting, the Corporate Secretary presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors on request.

DIRECTOR COMPENSATION

Non-employee directors receive compensation for their service that is designed to fairly compensate them for their Board responsibilities and align their interests with our stockholders. The Nominating and Governance Committee periodically reviews and evaluates our non-employee director compensation program to ensure that it is competitive with ATI’s industry peers and best practices and serves the purposes of attracting and retaining high quality directors. The Nominating and Governance Committee uses an independent consultant, Meridian Compensation Partners LLC, which is the same consultant retained by the Personnel and Compensation Committee, to provide market and comparison data and information on current developments and practices in director compensation. ATI’s non-employee director compensation program is competitive and market-based.

Elements of Director Compensation

Pay Component	2022 Compensation

Annual Retainer	$240,000 – $125,000 Cash – $115,000 Restricted Stock Value

Lead Independent Director Retainer	$40,000

Committee Chair Retainers	Audit and Risk Committee $25,000 Personnel and Compensation Committee $20,000 Nominating and Governance and Technology Committees $15,000

Board service travel expenses are also paid by the Company

In 2004, the Board froze and discontinued the Company’s Fee Continuation Plan for Non-Employee Directors. The frozen plan provides that an amount equal to the annual retainer fee in effect for 2004 (which was $28,000) will be paid annually to each member of the Board as of December 31, 2004, following the termination of his or her service as a Board member. In each case, the fee is paid for each year of the director’s credited service as a director (as defined in the Plan) up to a maximum of ten years. While certain of our former directors currently receive benefits under this plan, only one of our currently sitting directors will be entitled to any such benefits upon retirement.

Director Stock Ownership Guidelines

The Board encourages directors to obtain a meaningful stock ownership interest in ATI. Under the stock ownership guidelines applicable to all non-employee directors, each non-employee director is expected to own, within five years of his or her initial election to the Board, ATI Common Stock having an aggregate value at least equal to four times the amount of the annual cash retainer that we pay to our directors. Furthermore, directors are required to retain one-third of any awarded stock until compliance with the guidelines is achieved. Our Directors may opt to receive all or a portion of their cash retainer in shares of ATI stock.

Our Corporate Governance Director Compensation	ATI 2023 Proxy Statement	39

Each of the directors complied with the guidelines as of December 31, 2022 or is reasonably proceeding with compliance as of the applicable five-year anniversary of his or her initial election to the Board.

2022 Non-Employee Director Compensation

Name(1)	Fees Earned Or Paid In Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation	Total ($)

L. M. Ball	150,000	114,986	–	264,986

H. J. Carlisle	125,000	114,986	–	239,986

C. Corvi	145,000	114,986	–	259,986

J. C. Diggs	140,000	114,986	–	254,986

J. B. Harvey	0	279,979	–	279,979

D. P. Hess	140,000	114,986	–	254,986

M. Kah	125,000	114,986	–	239,986

D. J. Morehouse	125,000	114,986	–	239,986

Non-employee directors are not granted option awards or non-equity incentive plan compensation awards, and do not have company pensions or non-qualified deferred compensation earnings.

(1)

Robert S. Wetherbee, Board Chair, President and Chief Executive Officer, does not receive any compensation for his service on the Board. Ruby Sharma joined our Board in March 2023 and therefore, did not receive any director compensation for 2022.

(2)

This column reflects annual retainer fees, including committee Chair fees. During 2022, our non-employee directors had the option to receive all or a specified portion of their annual retainer fees in restricted shares of our common stock. Mr. Harvey elected to receive ATI stock in lieu of the portion of his 2022 director compensation that would otherwise have been paid in cash.

(3)

This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the restricted stock awards granted to directors under the Company’s Non-Employee Director Restricted Stock Program. Shares granted in 2022 vest on the first anniversary of the date of grant, or earlier upon retirement, death or change of control, and expense is recognized over the vesting period. The fair value of nonvested stock awards is measured based on the average of the high and low trading prices for a share of the Company’s stock price on the date of grant.

40	ATI 2023 Proxy Statement	Stock Ownership Information

Stock Ownership

Information

FIVE PERCENT OWNERS OF COMMON STOCK

The entities listed in the following table are beneficial owners of five percent or more of ATI Common Stock as of December 31, 2022, based on information filed with the SEC. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer currently, and shares such person has the right to acquire within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Of Class(1)

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	20,887,351	(2)	16.25%

Capital International Investors 333 South Hope Street Los Angeles, CA 90071	16,295,455	(3)	12.68%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	14,470,396	(4)	11.26%

AllianceBernstein L. P. 1345 Avenue of the Americas New York, NY 10105	7,041,867	(5)	5.48%

State Street Corp. State Street Financial Center, One Lincoln Street Boston, MA 02111	6,958,286	(6)	5.41%

(1)	Percentages are based on shares of Company Common Stock outstanding as of March 13, 2023, as of which date there were 128,540,697 shares of Company Common Stock outstanding.

(2)

Based on a Schedule 13G/A filing under the Securities Exchange Act of 1934, as amended, made on January 26, 2023 by BlackRock, Inc., reporting sole voting power with respect to 20,735,688 shares and sole dispositive power with respect to 20,887,351 shares at December 31, 2022.

(3)

Based on a Schedule 13G filing under the Exchange Act, made on February 13, 2023, by Capital International Investors, a division of Capital Research and Management Company, reporting sole voting power with respect to 14,381,452 shares, and sole dispositive power with respect to 16,295,455 shares at December 31, 2022.

(4)

Based on a Schedule 13G/A filing under the Exchange Act, made on February 9, 2023, by The Vanguard Group, reporting shared voting power with respect to 210,953 shares, sole dispositive power with respect to 14,143,265 shares, and shared dispositive power with respect to 327,131 shares at December 31, 2022.

(5)

Based on a Schedule 13G filing under the Exchange Act on February 9, 2023 by AllianceBerstein L. P. reporting sole voting power with respect to 6,068,388 shares, sole dispositive power with respect to 7,041,490 shares and shared dispositive power with respect to 377 shares at December 31, 2022.

(6)

Based on a Schedule 13G filing under the Exchange Act, made on February 1, 2023 by State Street Corp., reporting shared voting power with respect to 6,633,688 shares and shared dispositive power with respect to 6,958,286 shares at December 31, 2022.

Stock Ownership Information Stock Ownership of Directors, Board Nominees and Executive Management	ATI 2023 Proxy Statement	41

STOCK OWNERSHIP OF DIRECTORS, BOARD NOMINEES AND EXECUTIVE MANAGEMENT

The following table shows the shares of Common Stock reported to ATI as beneficially owned as of March 13, 2023 by the nominees for director, the continuing directors, each officer named in the Summary Compensation Table, and for all directors, executive officers and other statutory insiders as a group. Unless indicated otherwise below, the information provided in the following table is based on the Company’s records, information filed with the SEC, and information furnished by the respective individuals and includes as “beneficially owned” those shares that each such person has the power to vote or transfer currently, or the right to acquire within 60 days following March 13, 2023.

For biographical information regarding the beneficial owners, please see information under “Item 1—Election of Directors” and “Members of ATI’s Executive Management” of this Proxy Statement. The business address for each beneficial owner is c/o ATI Inc., 2021 McKinney Avenue, Suite 1100, Dallas, 75201.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage Of Class

Leroy M. Ball	27,933	*

Herbert J. Carlisle	29,737	*

Carolyn Corvi	63,326	*

Elliot S. Davis	113,434	*

James C. Diggs	46,059	*

Kimberly A. Fields	72,175	*

J. Brett Harvey	88,721	*

David P. Hess	25,272	*

Marianne Kah	27,240	*

Kevin B. Kramer	26,155	*

David J. Morehouse	54,744	*

Donald P. Newman	88,442	*

Robert S. Wetherbee	198,555	*

All directors, nominees, named executive officers and other statutory insiders as a group (17 persons)	909,293	*

*Indicates beneficial ownership of less than one percent (1%) of the outstanding shares of Company Common Stock. As of March 13, 2023, there were 128,540,697 shares of Company Common Stock outstanding.

(1)

The table includes aggregate restricted stock awards as follows: (a) 4,309 shares for each of Ms. Corvi, Ms. Kah and Messrs. Ball, Carlisle, Diggs, Hess and Morehouse; (b) 10,492 shares for Mr. Harvey; and (c) 40,635 shares held by all directors, nominees and officers as a group. The table includes shares jointly held with named individuals’ spouses. The table does not include restricted stock units granted to our NEOs in 2021, 2022 and 2023, none of which vest within 60 days following March 13, 2023.

42	ATI 2023 Proxy Statement	ATI’s Executive Management

ATI’s Executive Management

The following lists our executive officers as of March 13, 2023.

Name	Biographical information

Robert S. Wetherbee, 63 Board Chair, President and Chief Executive Officer since May 2021	Mr. Wetherbee served as President and Chief Executive Officer from January 2019 until May 2021, when he was appointed Board Chair, President and CEO. Previously, he was Executive Vice President, ATI Flat Rolled Products, from January 2015 through December 2018, and prior to that, was President, ATI Flat Rolled Products from April 2014 to January 2015. He also served as President of ATI’s tungsten materials business from 2010 until early 2013, following a 29-year career with Alcoa Inc.

Kimberly A. Fields, 53 Executive Vice President and Chief Operating Officer since January 2022	Ms. Fields was appointed to her current role as of January 2022, having served as Executive Vice President, AA&S and HPMC from January to October 2021 and Executive Vice President, Flat Rolled Products from April 2019 to December 2019. She joined ATI in April 2019 after serving as Group President at IDEX Corporation since 2015. Previously, Ms. Fields served as Executive Vice President for the integrated global steel producer EVRAZ, where she had full responsibility for all activities for the $2 billion North American Flat Products business. Prior to that, Ms. Fields was General Manager of Industrials for GE Energy, with global responsibility for growing GE’s penetration in metals, petrochemicals and mining segments, after holding a series of leadership positions with Alcoa, Inc., The Boston Consulting Group and Owens Corning Fiberglass.

Donald P. Newman, 58 Executive Vice President, Finance and Chief Financial Officer since January 2022	Mr. Newman was appointed to his current role as of January 2022 after serving as Senior Vice President, Finance and Chief Financial Officer from January 2020 through December 2021. He joined ATI in January 2020, having served as Chief Financial Officer of Stelco Holdings, Inc. from August 2017 through December 2019. Previously, Mr. Newman was Chief Financial Officer of Headwaters Incorporated from December 2010 until it was acquired in May 2017. In previous roles, Mr. Newman served as Vice President – Controller and Interim Chief Financial Officer at Boart Longyear Limited and as Chief Accounting Officer at ACI Worldwide, Inc., and held leadership roles in accounting, finance and financial planning and analysis for over 12 years at NRG Energy, Inc.

Tina K. Busch, 50 Senior Vice President, Chief Human Resources Officer since October 2022	Ms. Busch joined ATI in October 2022 after serving as Vice President, Human Resources & Communications at Honeywell International Inc., a leading software-industrial company (“Honeywell”), from July 2021 to October 2022, during which she functioned as Chief Human Resources Officer for Honeywell’s Performance Materials and Technologies group. Prior to that, Ms. Busch was Vice President, Human Resources for the Asia Pacific Region for Kimberly Clark Corporation, which manufactures and markets products made from natural and synthetic fibers (“Kimberly Clark”) from January 2019 to July 2021 and as Vice President and Global Diversity Officer for Kimberly Clark from 2016 to December 2018. Previously, she also served in other leadership roles, including Global Learning Officer, at Kimberly Clark, as well as at Pitney Bowes, a global technology company.

Elliot S. Davis, 61 Senior Vice President, Chief Legal and Compliance Officer since October 2021	Mr. Davis was appointed to his current role in October 2021 after serving as Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary from May 2011 to October 2021. Previously, he served as Vice President and General Counsel from 2010 to May 2011 and as Assistant General Counsel from 2008, when he joined the Company, to 2010. Prior to that, Mr. Davis was a partner of the law firm K&L Gates LLP, where he practiced for nearly 20 years in its corporate, mergers and acquisitions and securities group.

Timothy J. Harris, 48 Senior Vice President, Chief Digital and Information Officer since May 2019	Mr. Harris joined ATI in May 2019 after serving as Chief Information Officer at Andeavor from November 2016 to April 2019. Prior to that, he held a series of senior positions at Mylan N.V., including most recently Chief Technology Officer and head of Global Technology Services from June 2013 to March 2016. Before joining Mylan, Mr. Harris held several global technology roles for Aviva PLC, following over ten years in a variety of leadership positions at Rockwell Collins.

Jimmy Williams, 63 Senior Vice President, Chief Technology Officer since November 2022	Mr. Williams joined ATI as Senior Vice President and Chief Technology Officer in November 2022 after serving as executive director and distinguished service professor of Carnegie Mellon University’s interdisciplinary Engineering and Technology Innovation Management program. Previously, he was Senior Vice President of global engineering of Pall Corporation, and Senior Director of research and development at Alcoa. Prior to that, he had a 20-year career at Boeing, where he held numerous research and development and program management positions, earning Boeing’s Black Engineer of the Year award in 2001.

ATI 2023 Proxy Statement	43

Item 2: Frequency of Say on Pay

Advisory Vote

Pursuant to Section 14A of the Exchange Act, we are required to provide to our stockholders the ability to vote, at least every six years, on the frequency with which we should seek an advisory vote on the compensation of our NEOs. At our 2017 annual meeting of stockholders, our stockholders voted, consistent with our Board’s recommendation, to conduct annual “say on pay” advisory votes. In voting on this Item 2, stockholders may indicate whether they would prefer an advisory vote on executive officer compensation once every year, every two years, or every three years.

After careful consideration, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company at this time, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that, while our executive compensation policies are designed to promote a long-term connection between pay and performance, executive compensation disclosures are made annually, and an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

The option of one year, two years or three years that receives the highest number of votes will be considered by the Board to be preference of our stockholders, as expressed on an advisory basis. Because this vote is advisory and not binding on the Board or the Company, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs.

The outcome of the Say On Pay frequency vote on the ballot for our upcoming 2023 Annual Meeting will inform our practice in this regard for future years, until the next required stockholder vote to recommend the frequency of such votes, which is expected to occur in 2029.

44	ATI 2023 Proxy Statement	Item 3: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

Item 3: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

Pursuant to Section 14A of the Exchange Act, each year we ask our stockholders to approve the compensation of ATI’s named executive officers. This proposal, commonly known as a “Say On Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

While this vote is advisory, and not binding on our Company, it provides valuable information to our Personnel and Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices. The Committee will consider the outcome of this vote when determining executive compensation for the remainder of 2023 and in future years.

USING EXECUTIVE COMPENSATION TO CREATE LONG-TERM STOCKHOLDER VALUE

The Committee continually reviews the compensation program for our NEOs to ensure that it achieves the desired goal of offering total compensation consisting of base salary that is competitive with an identified peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. When casting your Say On Pay vote, we urge you to read the Compensation Discussion and Analysis section to learn more about our executive compensation program and to consider:

Linking compensation to ATI performance

◆	Approximately 89% of our CEO’s 2022 compensation opportunity was tied to performance and, therefore, “at risk.” Performance drives pay.

◆

Our short-term cash incentive and long-term equity incentive plans are based on the attainment of business plan performance metrics, such as operating profit, EBITDA, net income, cash flow, return on capital, strategic goals, and total stockholder return relative to a peer group.

◆	Payments with regard to the Company performance-vested components of both our annual and long-term incentive programs are made only when at least threshold performance targets are achieved.

Aligning compensation to stockholder interests

◆	All of the long-term incentive compensation opportunities for our NEOs are equity-based.

◆	The metrics that drive our performance-vested compensation programs are metrics that we believe correlate with the achievement of sustained profitable growth.

◆	Our stock ownership guidelines for senior executives denote ownership as a multiple of base salary, prescribing 6X ownership for our CEO, and require 50% retention until ownership guidelines are met.

OUR MOST RECENT SAY ON PAY RESULT AND STOCKHOLDER ENGAGEMENT

ATI consistently demonstrates its firm commitment to pay for performance, and in recent years, our executive compensation programs generally have garnered strong shareholder support. In 2021, our Say On Pay proposal received the support of more than 98% of the shares voted at our Annual Meeting, and from 2017, following our implementation of redesigned short- and long-term compensation programs, through 2021, our Say On Pay proposals received, on average, the support of approximately 95% of the shares voted.

Last year, however, both ISS and Glass Lewis recommended that our shareholders vote against our Say on Pay proposal, based principally on the outcome of our 2021 short-term annual cash incentive program as compared to our three-year relative TSR for the period ended December 31, 2021.

Item 3: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers	ATI 2023 Proxy Statement	45

In response, we published supplemental disclosures and engaged in extensive shareholder outreach prior to our 2022 Annual Meeting to discuss our Personnel and Compensation Committee’s decisions regarding the design of our 2021 executive compensation program. We contacted the holders of approximately 80% of our common stock prior to the 2022 Annual Meeting, at which 54.5% of the shares voted were cast in support of our Say on Pay proposal. Following our 2022 Annual Meeting, we continued our dialogue with our investors. Through our regular annual shareholder engagement program, we again offered engagement to the holders of approximately 80% of our outstanding common stock, and during the fourth quarter of 2022, conducted outreach calls with the holders of nearly 30% of our outstanding stock.

As a result of these combined efforts, over the course of 2022, we ultimately engaged with the holders of approximately 56% of our outstanding common stock.

STOCKHOLDER FEEDBACK AND OUR RESPONSIVE COMPENSATION PROGRAM CHANGES

ISS, Glass Lewis and a number of the investors with whom we spoke expressed concern over the fact that the threshold, target and maximum performance criteria for our 2021 annual short-term incentive program were lower than the targets we established for our 2020 short-term incentive program. Additionally, they questioned the fact that this short-term program, which was based on our financial performance for the 2021 fiscal year, resulted in awards that were significantly above target, while our trailing three-year relative TSR lagged that of a peer group.

In response, we noted the following:

◆

Our short-term cash incentive awards reflected prevailing business conditions, the cyclicality of our business and our success in addressing the many challenges facing our business. We annually establish financial performance targets for our short-term cash Annual Performance Program (the “APP”) that reflect our business plans and expectations for the upcoming year. The Committee sets the APP metrics so that the relative level of difficulty for achieving the target payout level is consistent from year to year, with the intention of setting target goals that are challenging yet achievable and maximum payout performance levels that are much more difficult to achieve. Due in part to the inherent cyclicality of our business, business conditions and forecasted financial performance expectations communicated to the investment community can fluctuate significantly. As a consequence of this approach, the threshold, target and maximum levels of achievement for each of the performance metrics under our APP can vary meaningfully from year to year.

We established the financial performance targets for our 2021 APP in early 2021 understanding the ongoing and materially negative impact of the pandemic on our operations and those of our customers. We also considered other related business issues, including our decision to exit production of low-margin standard stainless and redeploy resources to more profitable markets and products. For all of these reasons, our financial performance targets for the 2021 APP were lower than the targets for our 2020 APP, which were established in early 2020 prior to the onset of pandemic and reflected different expectations for our business. Given the intervening impact of the pandemic, which continued to affect our business throughout 2021, the Committee did not believe that 2020 pre-pandemic goals were the most appropriate baseline for the annual goal-setting process to be used for the 2021 APP goals. Rather, current business conditions and expectations played a larger role in this goal setting process.

For both 2022 and 2023, our short-term incentive targets were set at levels that exceed prior year performance and are higher than the targets that we set for prior-year our prior-year APP:

*	For 2023, the cash flow metric will change to from the operating cash flow metric used in 2021 and 2022 to free cash flow.

◆

We urgently took bold, decisive actions in 2020 and 2021 in response to the COVID-19 pandemic and other challenges facing our business and transformed ATI over the course of 2020 and 2021 to create meaningful shareholder value. The sudden and widespread impact of the COVID-19 pandemic severely affected each of our primary end-markets, and in particular commercial aerospace, our largest end-market. These impacts were exacerbated by ongoing issues associated with Boeing’s 737 Max and other programs, as well as a prolonged labor strike at our Specialty Rolled Products business in 2021. We viewed the 2020-2021 time frame as an opportunity to structurally transform our business, sharpening our focus on the products and markets where our unique capabilities set us apart. We announced a multi-year plan to exit production of low-margin standard stainless products, streamline the operations of our Specialty Rolled Products business and redirect resources to more profitable products and markets.

◆

Our 2022 stock performance reflects the early successes of these critical efforts. While our relative TSR for the three-year periods ending December 31, 2021 and December 31, 2022 generally lagged those of our peers, our stock price increased markedly over the course of 2022 following the announcements of our full year 2021 results and expectations for 2022, as well as our long-term objectives. We believe this dramatic improvement clearly reflects our success in executing our multi-year strategies, as well as market expectations for our ability to deliver stockholder value. Moreover, in 2022 we began to return capital to stockholders,

46	ATI 2023 Proxy Statement	Item 3: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

completing $140 million in stock repurchases during the year. As a point of reference, on December 31, 2022, our closing stock price was $29.86 per share, approximately 87% higher than our December 31, 2021 stock price of $15.93 per share. The closing price for a share of our stock on March 13, 2023 (the record date for our 2023 Annual Meeting) was $38.30 per share, a 140% increase in value since the end of 2021.

The following charts illustrate our recent stock performance and current TSR relative to our benchmarking peer group:

Finally, while both 2022 and 2021 APP awards paid above target, the equity awards that vested during both 2022 and 2021 under our long-term incentive programs reflected our below-median relative TSR for the trailing three-year period.

The following tables illustrates the payment of our 2019-2021 and 2020-2022 PSUs, which settled significantly below target:

					2019-2021 Performance Period Results
2019 – 2021 Financial Performance Goals	Relative Weighting (%)	Threshold	Target	Maximum	Actual Performance(2)	Actual Achievement (% of Goal Target)

Net Income(1)	50	$365	$729	$1,094	$285	0%

Return on Capital Employed	50	3.60%	7.21%	10.81%	4.28%	59.32%

						29.66%

+/- 20%TSR Modifier(3)					- 20%	23.73%

(1)	Threshold, Target, Maximum and Actual Performance dollar amounts shown in millions.

(2)

Actual Performance includes $1,499 million of adjustments, net of tax at a 5% tax rate, for restructuring and other charges (credits), goodwill impairment, debt extinguishment, divestitures, strike-related impacts, retirement benefits settlement gain, and A&T stainless joint venture impacts.

(3)	Based on the Company’s TSR for the 2019 – 2021 Performance Period relative to the TSR of a peer group of companies included in the S&P Midcap 400 Industrials and Midcap 400 Materials indices.

2020 – 2022 Financial Performance Goals	Relative Weighting (%)	Threshold	Target	Maximum	Actual Performance(2)	Actual Achievement (% of Goal Target)

Net Income(1)	50	$291	$582	$873	$227	0%

Return on Capital Employed	50	2.74%	5.48%	8.21%	3.41%	62.13%

						31.1%

+/- 20%TSR Modifier(3)					0%	31.1%

(1)	Threshold, Target, Maximum and Actual Performance dollar amounts shown in millions.

(2)

Actual Performance includes $1,273 million of adjustments, net of tax at a 24% tax rate, for restructuring and other charges (credits), goodwill impairment, debt extinguishment, divestitures, strike-related impacts, retirement benefits settlement gain, A&T stainless joint venture impacts and charges associated with a litigation settlement.

(3)	Based on the Company’s TSR for the 2020 – 2022 Performance Period relative to the TSR of a peer group of companies included in the S&P Midcap 400 Industrials and Midcap 400 Materials indices.

Item 3: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers	ATI 2023 Proxy Statement	47

While we believe that the perceived disconnect between our 2021 short term award payouts on our relative TSR reflects both the unprecedented impacts of the pandemic and the inherent cyclicality of our business, and as such, can be expected to improve over time, we also greatly appreciated further feedback that we received from our investors regarding steps we should consider to enhance our compensation programs and their alignment with the performance of our business. We took the additional shareholder feedback that we received over the course of our 2022 outreach efforts and, for 2023, implemented the following responsive changes to our executive compensation programs:

What We Heard from Stockholders:	What We Are Doing in Response:

In response to the unique challenges posed by the COVID-19 pandemic and other factors impacting our business, for 2021 our Personnel & Compensation Committee granted our NEOs long-term incentive awards that were composed 50% of performance-vested PSUs and 50% time-vested RSUs, rather than the 70% PSU/ 30% RSU composition of prior year awards.

Certain stockholders commented that, while they understood the retention and other concerns that informed our Committee’s decision, they preferred our historical structure that placed greater proportionate emphasis on PSUs.

Our Personnel & Compensation Committee viewed this adjustment in the composition of our long-term equity awards as a temporary measure in response to the extraordinary pandemic-driven and other impacts to our business beginning in mid-2020.

In 2022, our NEOs received awards composed 60% of PSUs and 40% of RSUs and in 2023, we returned to our more typical 70% PSU/30% RSU award structure.

We also discussed with our stockholders several features of the PSUs that we granted in January 2021, which differed structurally in a number of respects from the awards granted in prior years.

PSUs awarded in January 2022 will vest to the extent that the Company’s TSR relative to a predetermined peer group meets or exceeds a Threshold, Target or Maximum level of performance set by the Committee at the beginning of the three-year performance measurement period. Shares of ATI common stock underlying these awards may be earned over the course of eight individual performance measurement periods within the three-year performance period, with the first measurement period concluding on March 31, 2023 corresponding with the end of the 5th quarter out of 12 quarters covered by the 3-year period, provided that if our absolute TSR for the three-year Performance Period ending December 31, 2024 is negative, then total payout for the Performance Period may not exceed 150%.

Some of our stockholders suggested that this structure included too many individual measurement periods and/or that the negative TSR cap should not exceed 100% of target. For a more detailed discussion of the terms of these awards, see page 59.

The PSUs that we granted to our NEOs in January 2022, prior to our 2022 Annual Meeting and related outreach effort, were structured in substantially the same manner as our 2021 PSU awards.

However, in response to the feedback that we subsequently received, we included expanded disclosure regarding these awards in this Proxy Statement and made a number of key structural changes to the PSUs awarded in January 2023.

Specifically:

◆   the number of measurement periods within the three-year Performance Period were reduced from eight to four; and

◆   if our absolute TSR for the three-year Performance Period ending December 31, 2026 is negative, then total payout for the Performance Period may not exceed 100% (reduced from 150%).

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We believe that the annual, short-term components of our 2022 executive compensation, which is discussed in detail on the coming pages, appropriately reflect the outstanding performance of our executive team and business over the course of 2022 and are effectively balanced by the multi-year, long-term components of our compensation program, which continue to pay out well below target, to reflect our relative TSR over the longer, three-year period ended December 31, 2022. We ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of ATI Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders.”

Based on the recommendation of our stockholders at our 2017 Annual Meeting of Stockholders, and the Board’s consideration of that recommendation, we have held an advisory vote to approve the compensation of the Company’s named executive officers annually. The outcome of the Say On Pay frequency vote on the ballot for this 2023 Annual Meeting will inform our practice in this regard for future years, until the next required stockholder vote to recommend the frequency of such votes, which is expected to occur in 2029.

48	ATI 2023 Proxy Statement	Compensation Discussion and Analysis

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses our executive compensation program and plans for our Named Executive Officers, or “NEOs”:

Robert S. Wetherbee

Board Chair, President and Chief Executive Officer

Donald P. Newman

Executive Vice President, Finance and Chief Financial Officer

Kimberly A. Fields

Executive Vice President and Chief Operating Officer

Kevin B. Kramer

Senior Advisor to the Chief Executive Officer*

Elliot S. Davis

Senior Vice President and Chief Legal and Compliance Officer

Each of our NEOs is a member of our Executive Council, which also includes other key members of our senior management.

* Mr. Kramer previously served as our Senior Vice President and Chief Commercial and Marketing Officer. He assumed his current role effective January 1, 2023 in view of his planned retirement in early 2024.

TABLE OF CONTENTS:

Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy	ATI 2023 Proxy Statement	49

1.	OUR COMPENSATION FRAMEWORK AND PHILOSOPHY

Our Compensation Philosophy

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. The Committee has developed a balance of annual and long-term programs using diverse criteria to discourage inappropriate risk taking. For the NEOs, the program consists of base salary, an annual performance-based cash incentive, longer-term performance-based equity compensation opportunities and a time-based equity component that is intended to serve as a retention tool.

The Committee views the executive compensation program as a management tool that, through a detailed and quantitative target-setting process, establishes challenging financial performance goals that encourage the management team to achieve or surpass ATI’s business objectives.

The Committee has determined that the executive compensation program should:

◆

pay competitively by setting overall target compensation, which is realized when performance targets are met, in line with target compensation at peer companies and other companies and industries with which ATI competes for executive talent;

◆	retain executives who are essential to driving ATI’s strategies and future growth;

◆	support ATI’s business strategy by tying performance goals to specific annual and longer-term strategic objectives; and

◆	provide performance-oriented incentive pay opportunities that are linked to the interests of stockholders by putting substantial portions of potential compensation at risk.

Competitive Compensation

The Committee reviews, with outside compensation consultants and other advisors, the compensation policies and practices at peer companies that ATI competes with for talent, or that are in our industry and serving our end markets. We use this information to help establish base compensation levels throughout the management organization at the approximate median of these groups. The variable components of our incentive awards provide opportunities to earn additional amounts if performance goals are met or exceeded, but do not pay out if performance goals are not met.

Attract and Retain Talent

We designed our compensation program to attract and retain a deep pool of managerial talent, the members of which share ATI’s commitment to enhancing stockholder value in the short- and longer-terms. The Committee believes that the plans and performance goals included in our program will attract, challenge, and retain superior managers experienced in ATI’s businesses and direct their efforts toward achieving specific tasks that the Board and senior management determine to be necessary for profitable growth through business cycles.

Support Achievement of Our Business Strategy

The Company uses performance measurement periods of three or more years for all but our annual cash incentive plan in recognition of performance over a longer period of time and to mitigate compensation risk. In this way, our programs both reward actual performance and are effective in driving achievement of the Company’s underlying near and longer-term goals.

Pay for Performance: Linking Executive Compensation to the Interests of Stockholders

Paying for performance is a key attribute of ATI’s compensation philosophy. Fundamentally, ATI’s executive compensation program links compensation to the achievement of specific, predetermined financial and performance goals that further ATI’s business strategies. As such, a significant portion of our NEOs’ compensation is subject to the achievement of rigorous performance goals and, therefore, is “at risk.”

The Committee implements its pay for performance philosophy by using performance metrics that are linked to the interests of stockholders, such as operating profit, EBITDA, net income/earnings, TSR, and/or strategic goals that are designed to help create stockholder value over the long-term. In 2022, performance goals focused on income, EBITDA, cash flow, and TSR. ATI’s business plans have focused on internal generation of the funds necessary for sustainable, profitable growth and product diversification.

50	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy

We believe that our compensation program is transparent and easy to understand, performance-driven and appropriately aligned with stockholders’ interests. Our program:

PLACES SIGNIFICANT EMPHASIS ON FINANCIAL RESULTS	ALIGNS WITH OUR BUSINESS STRATEGIES AND PERFORMANCE	REFLECTS COMPETITIVE MARKET DATA AND PRACTICES

◆  Awards under our short-term cash incentive program to our CEO and Executive Council members are 90% contingent on ATI’s financial performance.

◆  For 2022, 60% of each NEO’s regular annual long-term incentive award is contingent on our total shareholder return over a three-year period relative to our peers. For 2023, we increased this performance-vested component to 70% of each NEO’s annual award.

◆  Our 2022 long-term incentive program also included an additional one-time award contingent upon ATI’s absolute total shareholder return over a longer, 4-year performance period.

◆  Our long-term incentive program incorporates 3-year and 4-year equity performance-based incentives that are aligned with our business strategies and our ability to create shareholder value.

◆  Equity awards granted to our CEO and Executive Council are heavily weighted in favor of performance stock units that vest based on our future success in achieving financial results and delivering relative total shareholder return.

◆  Compensation levels for our NEOs and other senior executives are reviewed annually in light of market benchmarking data.

◆  Our long-term equity incentive plan, adopted in 2022, provides for double-trigger change in control vesting across all awards.

◆  We implemented robust stock ownership guidelines for executives, officers and other top leadership positions.

Role of the Personnel and Compensation Committee

The Committee’s primary responsibility is to design compensation plans that support the Board’s and management’s long-term strategic vision for ATI and to ensure that those plans support ATI’s goal of creating stockholder value over the long-term. Over the last several years, the Committee has emphasized design clarity and transparency to better communicate with our stockholders and to ensure that our compensation programs are aligned with evolving best practices.

The Committee is composed of four independent, non-employee directors. The Committee has the sole responsibility to carry out ATI’s overarching policy of linking its executive compensation program to the interests of its stockholders. The Committee is responsible for determining compensation for the NEOs and other members of the management Executive Council, which currently is comprised of seven members of senior management, including the CEO. The Committee also has the responsibility for oversight of the Company’s equity plans, variable compensation plans for management employees and management’s implementation of those plans to ensure a continuing source of leadership and succession planning for ATI. In addition, the Committee reviews compliance with independence standards applicable to ATI’s compensation consultant.

Role of Independent Compensation Consultants

The Committee, under its charter, has the sole authority to retain and terminate any compensation consultant used in the evaluation of executive compensation and has the sole authority to approve the retention terms of the consultant, including fees. The compensation consultant retained by the Committee is responsible only to the Committee. The Committee reviews the consultant’s qualifications, including independence. The Committee re-evaluates the consultant’s independence on an ongoing basis. The Committee may, at any time, contact the consultant without interaction from management.

For 2022, the Committee retained Meridian Compensation Partners, LLC, a nationally recognized executive compensation consultant, for benchmarking compensation and program design and advice on a variety of compensation related matters, including director compensation in cooperation with the Nominating and Governance Committee. Meridian, which the Committee determined is independent, provides no other services to ATI. Further, because Meridian is involved only in the business of executive compensation consulting, Meridian does not attempt to sell other services to the Company.

Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy	ATI 2023 Proxy Statement	51

Executive Compensation Highlights

WHAT WE DO:

Link compensation to ATI performance.

Performance drives pay. A significant portion of compensation opportunities for our NEOs is variable, meaning it is tied to performance. Cash and equity incentive plans are based on the attainment of business plan performance metrics. Payments are made only when at least threshold performance targets are achieved.

Balanced compensation program.

The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

Compensation aligned with stockholder interests. Long-term incentive compensation opportunities for our NEOs are equity-based and tied to business plan performance metrics.
Double trigger change in control. ATI’s equity incentive plan, approved by our stockholders in 2022, includes double trigger change in control provisions that apply to equity awards under the plan.

Independent Compensation Consultant. Our Personnel and Compensation Committee works closely with an independent compensation consultant.

Clawback policy.

Clawback arrangements require the return of compensation to the extent that information used to calculate the achievement of earnings or other performance measures is subsequently determined to be materially incorrect.

Robust stock ownership guidelines for directors and executive management.

Our stock ownership guidelines for management include 6X base salary ownership for the CEO and require 50% retention until ownership guidelines are met.

Limits on severance arrangements. Severance arrangements limited to 2.99X base salary.

Board compensation risk oversight.

Our board regularly reviews various risks associated with our compensation program, which includes review of an annual risk analysis performed by our independent compensation consultant.

WHAT WE DON’T DO:

No employment agreements for executive officers.
No excise tax gross-ups in change in control agreements.
Executive perquisites. We do not pay executive perquisites such as personal air travel, club dues or tax gross-ups.

No hedging transactions or pledging of ATI stock by officers and directors. We prohibit officers and directors from hedging or pledging ATI stock.
No repricing of awards. No previously granted awards can be repriced or surrendered in exchange for new awards.

52	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 2. How We Determine Executive Compensation

2.	HOW WE DETERMINE EXECUTIVE COMPENSATION

Compensation Setting Process

Setting Compensation Levels and Opportunities

This section explains the Committee’s multi-step process for setting compensation levels and opportunities and validating our pay targets. The table below, and description that follows, summarizes the analyses involved in this process:

Review of Annual and Long-Term Business Plans

Nov. – Feb.	Responsibility/Purpose: Board and management/Aligning incentive compensation with business objectives	How It’s Used: To support determination of performance targets in incentive plans
Individual Performance Assessments

Nov. – Feb.	Responsibility/Purpose: Committee and CEO/Evaluating individual performance of CEO and, based on CEO input, the members of our management Executive Council

How It’s Used:

◆  To determine each executive’s personal performance relative to the individual goals that comprise the 10% component of his or her short-term incentive award and to determine payments for the award period that recently ended

◆  To assist in setting individual award opportunities for the next year/ award cycle

Company Achievement of Performance Goals

Jan. – Feb.	Responsibility/Purpose: Committee and management/Determining award payments based on Company performance in completed performance periods	How It’s Used: ◆ To determine award payouts ◆ Considered when determining appropriate performance goals for upcoming periods
Market and Peer Analysis

Sept. – Feb.	Responsibility/Purpose: Compensation consultants/Setting pay for our executives	How It’s Used: To set competitive base pay and short-term and long-term incentive targets and compensation opportunities for the next year/ award cycle
Pay and Performance Analysis

Ongoing	Responsibility/Purpose: Publicly available financial and compensation information/Evaluating pay and performance to validate individual compensation plans that were established in February	How It’s Used: To assess achievement under the incentive plans relative to Company and peer performance
Tally Sheets

Ongoing	Responsibility/Purpose: Compensation consultants/Internal compensation and benefits data; Evaluating total remuneration and internal pay equity of our executives

How It’s Used:

To evaluate the total remuneration and projected payments to the NEOs under various termination scenarios. This helps to determine if each executive’s compensation package is appropriately aligned with that of internal peers and whether any adjustments to our compensation plans or programs, or an individual’s pay package, is necessary

Stockholder Outreach

Ongoing	Responsibility/Purpose: Board/management/To obtain stockholder feedback on concerns and questions relating to plan design and performance	How It’s Used: To understand expectations of investors and monitor trends in executive compensation from the perspective of stockholders. Used to evaluate compensation policies, practices and plans.

Compensation Discussion and Analysis 2. How We Determine Executive Compensation	ATI 2023 Proxy Statement	53

Near the end of each year, the Board (including members of the Committee) reviews ATI’s annual and long-term business and strategic plans with management. During the first quarter of the following year, the Committee reviews the Company’s year-end financial results and, based on its assessment of ATI’s achievement of the predefined financial goals and objectives, determines the extent to which awards with performance measurement periods that concluded at the end of the previous year are payable. During the first quarter of each fiscal year, the Committee authorizes compensation programs for the year and establishes specific financial performance goals for the performance period or periods applicable to awards under such programs in light of the Board approved business and strategic plans.

The Committee considers which incentive plans, award levels and performance goals would optimize the achievement of ATI’s future business objectives without introducing systemic risk driven by the executive compensation program. The Committee solicits the views of its advisors as to whether the plans under consideration reflect and support achievement of the Company’s short-term and long-term business objectives and strategies. The Committee also approves individual participation levels in the compensation plans for the CEO and members of the management Executive Council and directs executive management to establish participation levels in the plans for other eligible employees within the guidelines given by the Committee. Generally, prospective compensation opportunities under the long-term compensation plans are awarded during the first quarter.

Monitoring Performance and Progress

The Committee meets regularly during the year to monitor the Company’s performance, as well as the individual performance of members of our management Executive Council, relative to the incentive plan goals. At these meetings, the Committee is provided with current financial data and with internal status reports on key performance measures. The Committee uses this information to:

◆	assess management’s interim progress toward achieving the predetermined performance goals and the potential payouts under the various executive compensation plans; and

◆	assist in the evaluation of whether the compensation plans continue to support and direct performance as required to achieve the Company’s business goals.

Members of management attend portions of these meetings. The Committee also meets with its outside compensation and other advisors during non-management executive session in order to ensure independent feedback on all compensation related matters.

Benchmarking Peer Group

The Committee considers, with information provided by the compensation consultant, compensation practices across a peer group of manufacturing companies. The Committee uses the peer group as a reference in developing its executive compensation program and in determining the competitiveness of its executive compensation levels. The Committee also uses information regarding compensation practices across a broader survey of manufacturing companies as a check against the peer group information. Annually, the Committee reviews the composition of its peer group to ensure that the companies constituting the peer group remain relevant and provide meaningful comparisons for compensation and business purposes. ATI believes that there are no other public companies that engage in the full range of the Company’s specialty materials and components manufacturing, fabrication, marketing and distribution. Therefore, the Committee’s independent compensation consultant developed the following criteria to guide the selection of peer companies for benchmarking compensation.

CRITERIA FOR PEER GROUP COMPANY SELECTION

Generally, peer companies should:

◆  be competitors for business and/or executive talent;

◆  have stock prices reasonably correlated with ATI over the past five years indicating sensitivity to similar external market influences; and

◆  reflect ATI’s general complexity and business orientation, including with respect to global footprint, product lines and foreign competition.

Additionally, peers selected have:

◆  Revenues that approximate 50% to 200% of ATI’s with some flexibility;

◆  Capital intensive businesses as indicated by lower asset turnover ratios (i.e., 0.5 to 1.5);

◆  Higher stock price volatility, or “beta” (i.e., greater than 1.0);

◆  Market capitalization reasonably aligned with ATI; Some flexibility for outliers that may be aligned from different perspectives (i.e., revenues, competition); and

◆  Similar numbers of employees.

54	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 2. How We Determine Executive Compensation

2022 Benchmarking Peer Group

For performance measurement periods under the executive compensation plans beginning on January 1, 2022, the Benchmarking Peer Group consists of the following companies:

Source: Standard & Poor’s Capital IQ Database (Compustat financials)

Data represents each company’s fiscal year, which may not align with ATI’s fiscal year end of December 31

Compensation Discussion and Analysis 3. 2022 Executive Compensation Program Overview	ATI 2023 Proxy Statement	55

3.	2022 EXECUTIVE COMPENSATION PROGRAM OVERVIEW

Annual Executive Compensation Program

Our regular executive compensation program for 2022 consists of the following elements for our NEOs:

	Plan	Purpose	Relevant Performance Metric and Description
ANNUAL/SHORT TERM INCENTIVE	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility of position held.	Individual performance	FIXED
	2022 Annual Performance Plan	To provide performance-based annual cash awards to motivate and reward key employees for achieving our short-term business objectives and to drive performance.	Mix of metrics, including: ◆ EBITDA ◆ Cash flow ◆ Strategic/Individual goals	VARIABLE
LONG- TERM INCENTIVE	Long-Term Incentive Plan: Performance Stock Units (“PSUs”) (60%)*	To provide performance-based equity compensation in the form of restricted stock units to drive ATI’s earnings and retain key managers.	Awards vest at the end of a three-year performance period based on achievement of specified goals. Awards granted in 2022 vest based on the Company’s TSR relative to that of a predetermined peer group.
	Long-Term Incentive Plan: Restricted Stock Units (“RSUs”) (40%)*	To enhance the program’s ability to retain participants and drive long-term behavior by allowing for time-based awards.	The RSUs are time-vested awards that generally vest in equal annual installments on the first three anniversaries of the applicable grant date, subject to the award recipient’s continued employment by the Company.

*

From 2016 through and including 2020, 70% of each NEO’s aggregate annual award under the long-term incentive portion of our annual compensation program was performance-based and entirely contingent on the achievement of quantitative performance measures, while the remaining 30% was time-based to support retention. In 2021, specifically in response to the various talent retention and other challenges facing our business due principally to the COVID-19 pandemic, we temporarily adjusted those proportions and granted awards to our NEOs that were composed 50% of PSUs and 50% time-vested RSUs. In 2022, we granted awards that were composed 60% of PSUs and 40% of RSUs with a view toward ultimately returning to our more typical 70/30 award composition while continuing to retain and incent the level of talent necessary to effectively achieve our strategic objectives. We returned to our preferred approach in 2023 in response to both shareholder feedback and dramatically improved conditions in our business, granting NEO awards that were again composed 70% of performance-vested PSUs and 30% of time-vested RSUs.

The pie charts below show the mix of aggregate NEO compensation by type, form and length, at target for 2022 under our regular, annual compensation program.

2022 Target Pay Mix

56	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 3. 2022 Executive Compensation Program Overview

One-Time Break-Out Performance Awards

In early 2022, we made incremental, one-time grants to our NEOs and certain other members of our management team under a specially-designed “Breakout Performance” program. In view of our ongoing, multi-year business transformation and growth strategies, as well as current trends creating heightened talent market competition and retention challenges, we designed this program to support retention of key leadership, drive achievement of our strategic objectives, and reward creation of stockholder value above and beyond expectations.

Breakout Performance Unit (“BPU”) awards under this program will vest, if at all, based on the Company’s absolute TSR relative to pre-determined benchmarks over the course of a four-year performance period extending from January 1, 2022 through December 31, 2025, creating a longer incentive and retention horizon than other components of our existing incentive programs. Shares earned under the Breakout Performance program, if any, will be payable to award recipients who remain employed by the Company in two equal installments in early 2026 and early 2027. The Committee believes that this program will drive engagement and provide important incentives to our senior management and other key members of the Company’s leadership to creatively and consistently pursue achievement of our most important and transformational strategic goals, supporting value creation over a meaningful time horizon. For more discussion of the terms of our Break-Out Performance Awards see page 61.

While we believe that, given their distinct and one-time nature, these awards should be considered independently of our regular executive compensation program, 2022 target pay including these awards would be more heavily weighted in favor of performance-contingent compensation, as illustrated by the following:

2022 Target Pay Mix With Breakout Plan Awards

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4.	ELEMENTS OF 2022 EXECUTIVE COMPENSATION PROGRAM

Base Salary

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. Base salary is determined by market median data for each NEO’s respective position, individual performance and competitive pay positioning.

For 2022 and 2021, annual base salaries for our NEOs were as follows:

Named Executive Officer	2022 Base Salary Rate ($)	2021 Base Salary Rate ($)

Wetherbee	925,000	925,000

Fields	660,000	600,000

Newman	600,000	590,000

Kramer	510,000	510,000

Davis	500,000	500,000

Short-Term Incentive Program

ATI’s Annual Performance Plan (“APP”) is a short-term cash incentive plan in which approximately 400 key employees (including the NEOs) participate. For Executive Council members, 90% of the performance goals are based on financial metrics, and 10% on strategic/individual goals, as described below.

APP Financial Metrics

Performance Criteria. The performance goals for the 2022 APP were set in early 2022 based on ATI’s business and operations plans for 2022. Corporate-wide goals are established in a bottom-up process through which each business unit’s business plan and business conditions are separately reviewed in setting targets, as are the expectations for other performance factors at each business unit. The performance goals include a mix of financial targets and strategic and/or individual performance goals.

For 2022, our short-term incentive targets exceed our actual 2021 performance and were significantly higher than the targets that we set for 2021. Similarly, targets set in early 2023 for our 2023 APP exceed the levels established for our 2022 program, reflecting our commitment to rewarding continued improvement as reflected in our compensation structure.

*	For 2023, the cash flow metric will change to from the operating cash flow metric used in 2021 and 2022 to free cash flow.

Level of Difficulty. The Committee sets the APP metrics so that the relative difficulty of achieving the target level is consistent from year to year. The objective is to establish target goals in any given year that are challenging yet achievable, with a much higher level of difficulty to achieve performance that generates the maximum payout.

Award Opportunities. The opportunities for the NEOs under the APP are awarded at target levels expressed as a percentage of base salary and based on predetermined levels of performance. The Committee sets the potential award ranges as percentages of base salary for each NEO using comparative market data provided by our compensation consultant. In general, our short-term incentive program is designed so that the payout associated with achieving threshold performance for each performance goal is equal to 25% of target, while the payout associated with achieving the maximum performance level is capped at 200% of target. No payout with respect to the financial performance component is earned for performance below the threshold level.

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Individual NEO Goals. While 90% of each NEO’s annual award opportunity under the APP is determined based on performance criteria relating to the financial and/or operational performance of our business, as described above, the remaining 10% of each NEO’s award is determined based on his or her personal performance relative to specific individual strategic goals. These goals are established early in the year and reviewed and approved by the Committee. Each NEO’s performance relative to his or her individual goals is evaluated at the end of the year, through a process that includes personal self-assessments, input and recommendations from our Board Chair, President and CEO and ultimately, review by the Committee, which performs its own assessment of our Board Chair, President and CEO’s personal performance and determines the amount of each NEO award.

For 2022, our NEO’s goals focused on, among other strategic matters: growing the Company’s core business, particularly in aerospace and defense; the ongoing transformation of our business; developing great and engaging leaders; cash flow and inventory management; liquidity and capital allocation; and effective management of various risks facing our business.

Under our APP program, the Committee has expressly reserved the broad discretion to reduce or eliminate any APP award that may otherwise be payable to one or more participants, including each NEO, if any facet of ATI’s financial or operational performance, especially in relation to the Committee’s expectations for workplace safety, the environmental impact of our business or other aspects of our annual performance with the potential to affect the sustainability of our business, is sub-standard in the view of the Committee. This discretion, coupled with the 10% personal goal component of our APP program, provides the Committee with flexibility to ensure that short-term incentives, while largely designed to drive achievement of financial performance goals, also reflect our values and other qualitative considerations that are important to our business and our stakeholders.

2022 APP Award Opportunities for NEOs

	Annual Incentive Opportunities (percentage of base salary)
Named Executive Officer	Below Threshold (0% of Target)	Threshold (25% of Target)	Target (100% of Target)	Maximum (200% of Target)

Wetherbee	0%	31.25%	125%	250%

Fields	0%	25%	100%	200%

Newman and Kramer	0%	20%	80%	160%

Davis	0%	17.5%	70%	140%

To calculate a potential award amount, the target percentage of salary for each NEO is multiplied by a formula based on performance.

Formula

Long-Term Incentive Plan (“LTIP”)

The long-term incentive portion of our compensation program, the Long-Term Incentive Plan, or “LTIP,” generally has two components:

◆	PSUs: performance stock units that cliff vest based on the achievement of quantitative financial performance metrics over a three-year performance period and

◆	RSUs: restricted stock units that vest in three equal annual installments, provided that the recipient remains employed by ATI on the applicable vesting date.

Individual opportunities under the LTIP are granted at Threshold, Target and Maximum levels, which are expressed as a percentage of base salary.

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From 2016 through and including 2020, 70% of each NEO’s aggregate annual award under was comprised of PSUs, while the remaining 30% consisted of RSUs to support retention. In 2021, specifically in response to the various talent retention and other challenges facing our business due principally to the COVID-19 pandemic, we temporarily adjusted those proportions and granted awards to our NEOs that were comprised 50% of PSUs and 50% time-vested RSUs. In 2022, we granted awards that were comprised 60% of PSUs and 40% of RSUs with a view toward returning, in 2023, to our more typical 70/30 award composition while continuing to retain and incent the level of talent necessary to effectively achieve our strategic objectives.

Vehicle	Performance	Vesting	Payout Range

Performance Stock Units	Relative TSR	3—Year performance period	Threshold = 25% of Target Target = 100% Maximum = 200% of Target* * At the inception of the award period, the Committee can reduce the threshold and maximum payout levels at its discretion.

Restricted Stock Units	N/A	3—Year Ratable Vesting

We returned to our preferred approach in 2023 in response to both shareholder feedback and dramatically improved conditions in our business, granting NEO awards that were again comprised 70% of performance-vested PSUs and 30% of time-vested RSUs.

Performance Stock Units

PSUs awarded in January 2022 will vest to the extent that the Company’s relative TSR meets or exceeds a Threshold, Target or Maximum level of performance set by the Committee at the beginning of the three-year performance measurement period. Whether such goals are met, and the extent to which the PSUs comprising a particular award vest, will be determined by the Personnel and Compensation Committee at the end of the three-year performance measurement period. When vested, each PSU will convert into a share of the Company’s common stock. No dividends are accumulated or paid on the PSUs granted in 2022.

Our 2022-2024 PSUs settle following the conclusion of a three-year performance period ending on December 31, 2024 based on ATI’s TSR during the performance period relative to that of a pre-determined peer group.

TSR PEER GROUP

The Committee reviewed many potential peer groups and indices. Ultimately, the business relevance and correlation with our compensation peer group was deemed most appropriate. The use of the following peer group for both compensation benchmarking and performance measurement for our 2022-2024 PSUs creates a direct link between pay and performance:

◆ Steel Dynamics, Inc. ◆ Commercial Metals Company ◆ Schnitzer Steel Industries, Inc. ◆ Reliance Steel & Aluminum Co. ◆ SPX Flow, Inc. ◆ The Timkin Company	◆ Crane Co. ◆ Carpenter Technology Corporation ◆ Valmont Industries, Inc. ◆ Trinity Industries, Inc. ◆ Howmet Aerospace Inc. ◆ Kennametal Inc.	◆ Westinghouse Airbrake Technologies ◆ Oshkosh Corporation ◆ Worthington Industries, Inc. ◆ Terex Corporation ◆ Arconic Corporation

60	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 4. Elements of 2022 Executive Compensation Program

Performance Measurement

Shares of ATI common stock underlying these awards may be earned over the course of eight individual performance measurement periods within the three-year performance period, with the first measurement period concluding on March 31, 2023 corresponding with the end of the 5th quarter out of 12 quarters covered by the 3-year period. No measurement periods were tied to performance in year 1 of the plan. This structure was specifically designed to create incentives for sustained focus and continuous drive for improvement throughout the three year performance period and during a period of significant uncertainty in our business.

In response to both continued improvement and stabilization in our business and shareholder feedback, for similarly-structured 2023-2025 PSUs awarded in early 2023, performance is measured over the course of four measurement periods over the course of the three-year performance period, rather than eight.

Award Vesting and Payment

Based on market practices and our desired objectives, we structured the payment scale for these awards to required 2nd quartile performance for a threshold payout and top quartile performance for a maximum payout. Specifically, twelve and one-half percent (12.5%) of the target amount of PSUs for each award may be earned for each measurement period according to the following:

If achievement with respect to our relative TSR occurs at a level between the above threshold and target levels of achievement, or between the target and maximum levels of achievement, then the percentage of the payout that becomes earned and vested will be interpolated between the percentages set forth in the table above on a straight-line basis. In establishing quarterly measurement periods, the Committee’s goal was to encourage both shorter-term and long-term outperformance relative to our peer group, which we believe more effectively creates direct alignment with stockholder expectations. This approach has an additional benefit of mitigating some shorter-term volatility and is a better reflection of our aggregate performance over the entire three-year performance period.

For our 2023-2025 PSUs awarded in early 2023, the proportion of each award that may be earned with respect to each measurement period is more heavily weighted toward the end of the three-year performance period. Specifically, 20% of the target amount of each target award may be earned for the first measurement period, 20% for the second, 30% for the third and 30% for the fourth.

Negative TSR Cap

The Committee believes that it is important to ensure that payouts under our long-term incentive program are aligned with stockholder interests. Accordingly, if our absolute TSR for the three-year Performance Period ending December 31, 2023 is negative, then total payout for the Performance Period may not exceed 150%.

For our 2023-2025 PSUs awarded in early 2023, total payout for the Performance Period is capped at 100% if our absolute TSR for the three-year performance period is negative.

Restricted Stock Units

RSUs granted under the LTIP vest in equal annual installments on each of the first three anniversaries of their grant date, as long as the award recipient remains an employee of the Company on the relevant vesting date. If and when vested, each RSU converts into a share of Company common stock. No dividends accumulate or are paid on the RSUs.

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One-Time Breakout Performance Awards

Our Strategic Transformation

As our leadership assessed the many pandemic-related and other challenges facing our business in 2020, they saw an emerging and compelling opportunity to structurally transform our business. In December 2020, we announced a bold and decisive multi-year plan to intensify our focus on the products and markets, including our core aerospace and defense markets, where our unique capabilities set us apart by:

◆	exiting production of lower-margin standard stainless sheet products;

◆	streamlining our operational footprint, and

◆	redeploying resources, investing to enhance our specialty capabilities.

This plan addressed a longstanding challenge, the underperforming standard stainless sheet product line, and was designed to be self-funding, releasing standard stainless sheet working capital, primarily inventory and receivables, and deploying it to upgrade capabilities serving strategic markets. Our vision was to position ATI as a leading aerospace and defense company with a product portfolio composed of high value, high margin products meeting the stringent demands of these markets and others with similar high barriers to entry.

Our targeted revenue mix is 65% aerospace and defense with another 20% in differentiated applications like specialty energy, medical and consumer electronics, and we are executing to that plan. Having exited standard stainless sheet production in 2021, we’re upgrading our specialty rolling, melt, and finishing capabilities to be best-in-class, purpose-built for high-value materials, extending ATI’s core strengths. For 2022, aerospace and defense revenue represented nearly 50% of our total sales.

Breakout Performance Awards Drive Retention and Focus

Though we are confident in our strategy and execution, we know that it will continue to take extraordinary efforts and strategic focus by our leadership team to best ensure our success. Following the announcement of our planned transformation, the Committee engaged in extensive deliberation and analysis to determine how best to support retention of key leadership, drive achievement of our strategic objectives, and reward creation of stockholder value above and beyond expectations in view of the longer-term nature of our ongoing 5-year strategic transformation and growth plans, as well as current trends creating heightened talent market competition and retention challenges. In consultation with our independent compensation consultant, Meridian Partners, and others, the Committee determined that it would be in the best interests of the Company and its stockholders to provide a special one-time, performance-based supplemental incentive to our executive officers and other key leadership to further align their interests with those of shareholders and with our transformation strategy. In early 2022, we made incremental, one-time grants to our NEOs and certain other members of our management team under a specially-designed “Breakout Performance” program.

Breakout Performance Awards Reward Outstanding Shareholder Return

This new one-time award is a continuation of our robust pay-for-performance philosophy and is designed to pay out to participants in the program if our stock price increases significantly, generating meaningful shareholder return. Specifically:

◆

Each breakout performance unit (“BPU”) award under the Breakout Performance Plan entitles its recipient to receive shares of ATI stock following the end of a four-year performance period from January 1, 2022 to December 31, 2025 if ATI’s stock price achieves certain price targets, as long as he or she remains an ATI employee.

◆

Each price target is deemed to have been achieved – and the portion of each award attributed to that target will be earned — if at any time during the performance period the 20-day trailing average trading price for a share of ATI stock on the New York Stock Exchange (“NYSE”) meets or exceeds the target for at least 20 consecutive trading days. We believe this measurement approach ensures that our stock price has achieved these levels for meaningful periods of time, ensuring that shares are not earned for only short-term performance achievement.

◆

Each award recipient has the opportunity to earn a number of shares of ATI common stock ranging from 0% to 300% of his or her target award, depending on how our stock performs during the four-year performance period ending on December 31, 2025. In early 2023, we achieved the $35 per share minimum price target necessary for our CEO, NEOs and other executive officers to receive their target awards after the conclusion of the performance period. If the 20-day average trading price for a share of our stock on the NYSE achieves higher incremental price targets ranging between $35 and $65 per share, in each case for at least 20 consecutive trading days prior to the end of 2025, they will earn additional shares, subject to continued employment. If our absolute TSR for the performance period is negative, award payouts are capped at target, regardless of any other level of achievement during the performance period. The target stock price of $35 per share represents a premium of close to 150% above our closing price on the date of grant. The range of $35 per share and the maximum of $65 per share range ensures the creation of significant new value for shareholders before award recipients are paid.

◆

Shares earned with respect to any award will vest and be paid to each award recipient in two equal installments in early 2026 and early 2027, provided he or she remains employed by ATI on the relevant payment date. Award recipients who cease to be employed by ATI prior to full settlement for any reason other than death, disability or retirement generally will forfeit any earned but unpaid shares.

The Committee believes that this program will drive engagement and provide important incentives to our senior management and other key members of the Company’s leadership to creatively and consistently pursue achievement of our most important and transformational strategic goals, supporting value creation over a meaningful time horizon.

62	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 5. 2022 Business and Incentive Compensation Results

5.	2022 BUSINESS AND INCENTIVE COMPENSATION RESULTS

Our 2022 Business Performance

For ATI, 2022 was a year of tremendous growth yielding dramatically improved bottom line results, as momentum in our core markets continues to drive profitable growth across our enterprise. We continued to successfully execute our strategy, positioning our business for emerging growth, particularly in our core aerospace and defense markets.

Financial and Operational Performance

We believe that the strategic and operational changes we have achieved in recent years and continue to pursue are positioning our business for success in 2023 and beyond, and critically, are driving our ability create shareholder value. The following illustrate ATI’s relative TSR compared to the S&P 500 in 2022 and since the beginning of 2021:

Key Achievements

Sales of $3.8 billion compared to $2.8 billion in the prior year, notwithstanding our exit from standard stainless production

Gross profit of $714 million compared to $333 million in 2021

Net income attributable to ATI of $146.5 million, compared to a net loss attributable to ATI of $38.2 million in 2021

Preserved strong liquidity and cash position

◆	Significantly reduced our net pension obligations to less than $220 million, ending the year at 88% funded status compared to 84% at year-end 2021

◆	Ended the year with total liquidity of over $1 billion, including $584 million of cash on hand at December 31

Returning capital to stockholders.

◆	Repurchased approximately $140 million of our outstanding stock

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Short-Term Incentive Compensation Program Results

2022 APP Target and Earned Amounts for Each NEO

	At Target (100%)		Actual
Named Executive Officer	Target (% of Base Salary)	Target Dollar Amount ($)	Actual Weighted Achievement (% of Target)	Earned/Paid Cash Award ($)

Wetherbee	125	1,156,250	195	2,254,687

Fields	100	657,692	195	1,282,500

Newman	80	479,692	194	930,603

Kramer	80	408,000	190	779,280

Davis	70	350,000	195	682,500

The 2022 APP award for each of our NEOs was determined by (a) total ATI performance relative to the financial metrics and (b) each such executive’s individual performance relative to individual strategic goals. Our 2022 goals exceeded our actual 2021 performance and were significantly higher than the goals set for our 2021 APP. The following tables describe the relative weighting of each metric and the individual goals, as well as ATI’s and each executive’s relative level of achievement for the year:

		($ in millions)
Financial Performance Goals	Relative Weighting (% of Total Award)	Threshold	Target	Maximum	2022 Actual Performance(a)	2022 Actual Achievement (% of Goal Target)

ATI EBITDA	60	280	350	420	549	200%

ATI Cash Flow	30	171	245	281	295	200%

Aggregate Financial Performance	90

(a)	Actual 2022 APP Award performance included certain adjustments to .

Aggregate Performance	Financial Performance Goals (90%)	Strategic/Individual Goals (10%)	Total 2022 Achievement (%)	Total 2022 Achievement ($)

Wetherbee	200%	150	195	2,254,687

Fields	200%	150	195	1,282,500

Newman	200%	140	194	930,603

Kramer	200%	110	190	779,280

Davis	200%	150	195	682,500

For further information about ATI financial performance, please see ATI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.

64	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 5. 2022 Business and Incentive Compensation Results

Long-Term Incentive Compensation Program Results

2020-2022 Performance-Vested Restricted Stock Units

PSUs awarded in 2020 vested as of December 31, 2022 based on ATI’s actual cumulative earnings (defined as income from continuing operations attributable to ATI) and ROCE (defined as net operating profit after taxes divided by average net assets) relative to previously established Threshold, Target and Maximum levels of performance over the three-year performance measurement period, as determined by the Committee. The shares earned with respect to such performance were subject to increase or decrease by up to an additional 20% based on the Company’s TSR relative to the TSR of a peer group comprised of companies in the S&P Midcap 400 Industrials and Midcap 400 Materials Indices, as follows:

TSR Modifier Structure

As reflected in the table below, our 2020-2022 PSU awards vested as of December 31, 2022 and settled in early 2023 at only 31.1% of target for our NEOs, consistent with the pandemic-related downturn through much of the applicable performance period.

					2020-2022 Performance Period Results
2020 – 2022 Financial Performance Goals	Relative Weighting (%)	Threshold	Target	Maximum	Actual Performance(2)	Actual Achievement (% of Goal Target)

Net Income(1)	50	$291	$582	$873	$227	0%

Return on Capital Employed	50	2.74%	5.48%	8.21%	3.41%	62.13%

						31.1%

(1)	Threshold, Target, Maximum and Actual Performance dollar amounts shown in millions.

(2)

Actual Performance includes $1,273 million of adjustments, net of tax at a 24% rate, for restructuring and other charges (credits), goodwill impairment, debt extinguishment, divestitures, strike-related impacts, retirement benefits settlement gain, A&T stainless joint venture impacts and charges associated with a litigation settlement.

(3)	Based on the Company’s TSR for the 2020 – 2022 Performance Period relative to the TSR of a peer group of companies included in the S&P Midcap 400 Industrials and Midcap 400 Materials Indices

Legacy Awards

Our 2019-2021 PSU awards, which structurally were substantially similar to our 2020-2022 awards, vested as of December 31, 2021 and settled in early 2022. As reflected in the table below, these awards also settled at a level significantly below target, again reflecting the many challenges facing our business during the relevant time frame.

					2019-2021 Performance Period Results
2019 – 2021 Financial Performance Goals	Relative Weighting (%)	Threshold	Target	Maximum	Actual Performance(2)	Actual Achievement (% of Goal Target)

Net Income(1)	50	$365	$729	$1,094	$285	0%

Return on Capital Employed	50	3.60%	7.21%	10.81%	4.28%	59.32%

						29.66%

+/- 20%TSR Modifier(3)					- 20%	23.73%

(1)	Threshold, Target, Maximum and Actual Performance dollar amounts shown in millions.

(2)

Actual Performance includes $1,499 million of adjustments, net of tax at a 5% tax rate, for restructuring and other charges (credits), goodwill impairment, debt extinguishment, divestitures, strike-related impacts, retirement benefits settlement gain, and A&T stainless joint venture impacts.

(3)	Based on the Company’s TSR for the 2019 – 2021 Performance Period relative to the TSR of a peer group of companies included in the S&P Midcap 400 Indus

Compensation Discussion and Analysis 5. 2022 Business and Incentive Compensation Results	ATI 2023 Proxy Statement	65

ATI’s 2022 Performance Impact on NEO Compensation

Multi-Year Trends Reflect Our Pay For Performance Culture and the Cyclicality of our Business

The compensation of our senior executives during 2022 reflects meaningful recovery in our business following the significant downturn experienced in 2020 and much of 2021 as a result of the COVID-19 pandemic and our successful execution of our 2022 priorities and other strategic initiatives.

◆

2022 Short-term incentive payments were above target: Our NEOs received short-term incentive payments under our annual incentive plan for 2022 that ranged from 190% to 195% of their respective target awards, reflecting outstanding business performance and meaningful personal achievement over the course of 2022.

◆

Multi-year trends in short-term incentive reflect the cyclicality of our business and our commitment to pay for performance: While awards under our 2022 and 2021 short-term incentive program were meaningfully above target, reflecting our executive team’s success in driving rapid recovery following the extreme impacts of the COVID-19 pandemic, awards under our 2020 short term incentive program were very significantly below target, reflecting the sudden and widespread impact of the pandemic and related economic downturn on our business, as well as our decision to refrain from adjusting our performance goals downward under either our 2020 short term incentive program or our long-term incentive awards, despite the sudden and unanticipated nature of the pandemic and its effects. Our 2019 and 2018 payment of short-term incentive awards at greater-than-target levels followed near-target short-term incentive payments for 2017 and short-term incentive payments for 2016 and 2015 that were either zero or significantly below target. This trend reflects the cyclical nature of our business and the strong correlation between pay and performance inherent in our executive compensation programs.

◆

Long-term incentive results similarly reflect cyclical challenges: Notably, as we sought to transform our business over the last several years, the results of our long-term compensation programs also contributed at times to below-target annual compensation for our NEOs. Specifically, a substantial portion of the long-term incentive awards granted to our NEOs for the performance periods ended in 2015, 2016, 2017, 2021 and 2022 did not vest, because the applicable performance criteria (including market performance as reflected in the TSR component of certain awards) were not satisfied. As a consequence, our NEOs’ aggregate realized compensation was meaningfully lower than the target total annual compensation established for each of them.

Awards with performance periods that ended in 2018, which were paid in early 2019, resulted in payments of 39% of each NEO’s target award. By contrast, our 2017 – 2019 PSU awards settled at 132.9% of target for our NEOs. This result reflected improvements in our business in 2017 and 2018 compared to earlier very challenging years. However, our 2018 – 2020 awards settled in early 2021, our 2019 – 2021 awards settled in early 2022 and our 2020 – 2022 awards settled in early 2023 at only 68.9%, 23.7% and 31.1% of target, respectively, for our NEOs, consistent with the pandemic-related downturn that we experienced through most of 2020 and much of 2021.

These results reflect the cyclical fluctuations in business performance that we have experienced over the last several years, further demonstrating our pay for performance culture.

2022 NEO Performance-Based Compensation

The following table shows the compensation paid to each NEO based on ATI’s recent performance.

Named Executive Officer	2022 Base Salary ($)	2022 Annual Performance Plan (APP) ($)	2020-2022 Performance Restricted Share Units($)(1)

Wetherbee	925,000	2,254,687	1,814,564

Fields	660,000	1,282,500	499,002

Newman	600,000	930,603	535,299

Kramer	510,000	779,280	462,705

Davis	500,000	682,500	453,630

(1)

Based on ATI’s achievement of specific financial performance goals for the period from January 1, 2020 through December 31, 2022. The amounts shown reflect achievement at 31.1% of target, and a per share value of $40.51 per share, which was the average of the high and low trading prices for one share of our common stock on the NYSE on February 23, 2023.

66	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 6. Total Realized Compensation

6.	TOTAL REALIZED COMPENSATION

When making determinations and awards under our incentive plans, the Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below.

2017-2022 Total Realized Compensation as % of Target

2022 Target Compensation Comparison to Total Realized Compensation

Named Executive Officer	2022 Target Compensation(*)	2022 Total Realized Compensation	% of Target Realized

Wetherbee	$6,081,250	6,650,697	109%

Fields	$2,970,000	3,232,513	109%

Newman	$2,400,000	2,949,877	123%

Kramer	$1,938,000	2,331,589	120%

Davis	$1,850,000	2,198,641	119%

(*)	Excludes awards under one-time Breakout Performance Program

Total Realized Compensation is calculated as follows:

Compensation Discussion and Analysis 7. Other Compensation Practices and Policies	ATI 2023 Proxy Statement	67

7.	OTHER COMPENSATION PRACTICES AND POLICIES

Stock Ownership Guidelines

The Company maintains the following robust stock ownership guidelines for its executives, including the NEOs. These guidelines are designed to further link these executives’ interests with the interests of stockholders generally:

Executives are required to retain 50% of the after-tax value of shares issued upon the vesting of equity awards until the ownership requirement is satisfied.

Each executive subject to the guidelines had until the later of February 25, 2021 or five years from the date of his or her promotion to one of the designated positions, as the case may be, to meet the guideline applicable to his/ her position. Accordingly, our CEO and each other NEO currently meets his or her ownership obligations under the guidelines.

NEO Stock Ownership Guidelines Compliance

* Reflects March 13, 2023 closing price for ATI common stock on the NYSE of $38.30 per share.

No Hedging or Pledging of Stock

ATI policy prohibits directors, officers and key employees from engaging in publicly traded options and hedging transactions with regard to ATI securities. ATI policies also prohibit our officers and directors from pledging ATI stock to secure personal loans.

Adherence to Ethical Standards; Clawback Policy

Incentive awards (paid in cash or equity) are conditioned on adherence to the Company’s Corporate Guidelines for Business Conduct and Ethics, which are published on our website ATImaterials.com. We have clawback provisions that provide for the return of compensation to the extent that information used to calculate achievement of earnings or other performance measures is subsequently determined to be materially incorrect (including but not limited to circumstances under which any such inaccuracy results in a financial restatement).

68	ATI 2023 Proxy Statement	Compensation Discussion and Analysis 7. Other Compensation Practices and Policies

Employment Agreements; Change in Control Agreements

ATI does not have any employment agreements with its NEOs.

The Company has change in control agreements with each NEO and certain other executives that provide for severance payments to each such executive in the event he or she is terminated from his or her position in connection with a change in control, as defined in and provided by the agreements. These change in control agreements do not include an excise tax gross-up provision. The change in control agreements are intended to better enable ATI to retain the NEOs in the event that it is the subject of a potential change in control transaction. Based on past advice from its compensation consultant, the Committee believes that the potential payments under these agreements are, individually and in the aggregate, in line with competitive practices.

For a more detailed discussion of these agreements, see the “Employment and Change in Control Agreements” section of this Proxy Statement.

Pension and Retirement Plans

ATI maintains qualified defined benefit pension plans, which have a number of benefit formulas that apply separately to various groups of employees and retirees. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in collectively bargained employment arrangements. Also, effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Messrs. Wetherbee participates. The Company continues to sponsor a qualified defined contribution plan and a non-qualified defined contribution restoration plan aimed at restoring the effects of limitations on defined contribution accruals imposed by the U.S. Internal Revenue Code (the “Code”). For more information regarding the pension plans, see the Pension Benefits table and accompanying narrative.

Perquisites

ATI does not generally provide our executives with perquisites, such as the personal use of corporate aircraft without reimbursement to the Company, payment of club membership dues or tax reimbursement arrangements. ATI does provide a parking benefit to the NEOs who work at corporate headquarters on the same terms as provided to a broader group of corporate employees.

COMPENSATION COMMITTEE REPORT

The Personnel and Compensation Committee (referred to in this Report as the “Committee”) has reviewed and discussed the preceding Compensation Discussion and Analysis with Company management. Based on this review and discussion, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2023 Proxy Statement. The Committee furnishes this Report for inclusion in the 2023 Proxy Statement and recommends its inclusion in ATI’s Annual Report on Form 10-K.

Submitted by:

PERSONNEL AND COMPENSATION COMMITTEE,

Members:

Carolyn Corvi, Chair

Leroy M. Ball, Jr.

J. Brett Harvey

David P. Hess

Compensation Discussion and Analysis Summary Compensation Table for 2022	ATI 2023 Proxy Statement	69

SUMMARY COMPENSATION TABLE FOR 2022

The following Summary Compensation Table sets forth information about the compensation paid by the Company to the Chief Executive Officer, the Chief Financial Officer, and each of the other three most highly compensated executives who were serving as executive officers as of December 31, 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Robert S. Wetherbee	2022	925,000	—	7,555,702	2,254,687	—	260,834	10,996,223
Board Chair, President and	2021	907,211	—	4,428,259	2,040,319	—	214,556	7,590,345
Chief Executive Officer	2020	802,173	—	4,128,163	566,100	45,679	168,536	5,710,651
Kimberly A. Fields	2022	660,000	—	3,524,889	1,282,500	—	173,875	5,641,264
Executive Vice President,	2021	587,692	—	1,503,677	845,922	—	131,098	3,068,389
Chief Operating Officer	2020	478,423	—	1,135,245	306,200	—	74,372	1,994,240
Donald P. Newman	2022	600,000	116,667	2,908,431	930,603	—	135,121	4,690,822
Executive Vice President, Finance and Chief Financial Officer	2021 2020	578,654 510,123	116,668 1,016,668	1,481,553 2,217,599	832,891 230,400	— —	139,144 27,531	3,148,910 4,002,321
Kevin B. Kramer	2022	510,000	—	2,327,956	779,280	—	99,330	3,716,566
Senior Advisor to the Chief	2021	500,192	—	1,304,409	701,597	—	36,431	2,542,629
Executive Officer	2020	446,915	—	1,052,666	187,600	—	82,170	1,769,351
Elliot S. Davis	2022	500,000	—	2,304,016	682,500	—	90,656	3,577,172
Senior Vice President, Chief	2021	490,385	—	1,282,264	603,610	—	34,614	2,410,873
Legal & Compliance Officer	2020	438,077	—	1,032,041	160,900	—	74,978	1,705,996

(1)	Salary: Reflects of base salary rate paid in 2022.

(2)

Bonus: For 2022, includes the third one-third installment of cash relocation compensation of $350,000 in the aggregate, which was payable to Mr. Newman in three equal installments on each January 31, 2020, 2021 and 2022.

(3)

Stock Awards: The values in this column are based on the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made under the Company’s LTIP in 2022. Regular 2022 LTIP awards for our NEOs were comprised 60% of PSUs and 40% of time-vested RSUs. The PSUs vest based on the Company’s relative TSR over a three-year performance period relative to that of a predetermined peer group. The RSUs vest over three years based on employment service, with one-third of the award vesting on each of the first, second and third anniversaries of the grant date. Grant date fair values of the awards are calculated based on the expected outcome of the related performance conditions to which the awards are subject, as applicable. If maximum performance were to be achieved, the 2022 amounts (including both RSUs and PSUs) for each NEO would be as follows: Mr. Wetherbee, $16,278,671; Ms. Fields, $7,939,456; Mr. Newman, $6,617,152; Mr. Kramer, $5,354,819; and Mr. Davis, $5,314,938. Fair values for the PSU awards at target were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the PSU performance measurement period. The per share fair value of PSU awards made to the NEOs in 2022 was $22.73. The fair value of nonvested restricted stock unit awards, or RSUs, are measured based on the stock price at the grant date. For the 2022 RSU awards under the LTIP, the values were calculated using the average of the high and low trading prices of the Company’s common stock on the date of grant (January 4, 2022), which was $16.74. In addition, our NEOs received one-time grants in 2022 under our one-time Breakout Performance award program. Awards under this program vest, if at all, based on the extent to which the Company’s stock price achieves certain pre-established targets over the course of a four-year performance period ended December 31, 2025 and will become payable in two equal installments in early 2026 and early 2027, provided in the case of each award recipient that he or she remains employed by the Company on the scheduled payment date. Fair values for awards under the Breakout Performance plan were $21.58 per share. See Note 16 to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for further information.

(4)	Non-equity Incentive Plan Compensation: Consists of performance-based (and not discretionary) cash awards paid under the 2022 APP.

(5)

Changes in Pension Value and Non-Qualified Deferred Compensation Earnings: The amounts reflect the actuarial change in the present value of the NEO’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participates. In 2021, the discount rate used was 5.5% and had the effect of decreasing the pension benefit to the NEOs.

(6)

All Other Compensation: The values of any perquisites are calculated based on the aggregate incremental cost to the Company. The Company does not provide perquisites or personal benefits such as air travel or club memberships, or tax reimbursements relating to perquisites or personal benefits. Please see the All Other Compensation Table for 2022 that follows for additional information.

70	ATI 2023 Proxy Statement	Compensation Discussion and Analysis Summary Compensation Table for 2022

All Other Compensation for 2022

Amounts in the “All Other Compensation Column” include the following:

Name	Nonqualified Defined Contribution Plans ($)(1)	Contributions made by the Company to 401(k) and Other Defined Contribution Plans ($)	Insurance Premiums ($)	Other ($)(2)	Total ($)

Robert S. Wetherbee	201,441	24,400	14,256	20,737	260,834

Kimberly A. Fields	95,889	24,400	3,174	50,412	173,875

Donald P. Newman	82,816	24,400	5,831	22,074	135,121

Kevin B. Kramer	66,251	24,400	7,682	997	99,330

Elliot S. Davis	57,735	24,400	7,524	997	90,656

(1)

Amounts relate to the Defined Contribution Restoration Plan. Under the Defined Contribution Restoration Plan, the Company supplements payments received by participants under the Company’s defined contribution plan by accruing benefits on behalf of participants in amounts that are equivalent to the portion of the formula contributions or benefits that cannot be made under such plan due to limitations imposed by the Code. See also the narrative discussion preceding the Non-Qualified Deferred Compensation Table.

(2)

Amounts for Mr. Wetherbee, Mr. Newman and Ms. Fields, include relocation expenses in connection with the establishment of the Company’s office in Dallas, Texas, and parking and/or other de minimis items. Amounts for Mr. Kramer and Mr. Davis are for parking. The parking benefit for the NEOs was provided on the same terms as to a broader group of corporate employees.

Compensation Discussion and Analysis Grants of Plan-Based Awards for 2022	ATI 2023 Proxy Statement	71

GRANTS OF PLAN-BASED AWARDS FOR 2022

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards: Number	Exercise Or Base	Grant Date Fair Value of
Name	Description(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock (#)	of Securities Underlying Options (#)	Price of Option Awards ($/sh)	Plan-Based Equity Awards ($)(2)

Wetherbee	APP		578,125	1,156,250	2,312,500

	RSU	1/4/2022							95,608			1,600,000

	PSU BPU	1/4/2022 1/4/2022				71,706 64,103	143,412 128,205	286,824 384,615				3,188,436 2,767,266

	Total		578,125	1,156,250	2,312,500	135,809	271,617	671,439	95,608			7,555,702

Fields	APP		328,846	657,692	1,315,384

	RSU	1/4/2022							39,438			659,995

	PSU BPU	1/4/2022 1/4/2022				29,579 35,898	59,157 71,795	118,314 215,385				1,315,220 1,549.674

	Total		328,846	657,692	1,315,384	65,477	130,952	333,699	39,438			3,524,889

Newman	APP		239,846	479,692	959,384

	RSU	1/4/2022							31,550			527,989

	PSU BPU	1/4/2022 1/4/2022				23,663 30,769	47,325 61,538	94,650 184,614				1,052,163 1,328,279

	Total		239,846	479,692	959,384	54,432	108,863	279,264	31,550			2,908,431

Kramer	APP		204,000	408,000	816,000

	RSU	1/4/2022							24,380			407,999

	PSU BPU	1/4/2022 1/4/2022				18,285 25,641	36,570 51,282	73,140 153,846				813,050 1,106,907

	Total		204,000	408,000	816,000	43,926	87,852	226,986	24,380			2,327,956

Davis	APP		175,000	350,000	700,000

	RSU	1/4/2022							23,902			400,000

	PSU BPU	1/4/2022 1/4/2022				17,927 25,641	35,853 51,282	71,706 153,846				797,109 1,106,907

	Total		175,000	350,000	700,000	43,568	87,135	225,552	23,902			2,304,016

(1)	Represents the Company’s Annual Performance Plan and Long-Term Incentive Plan, consisting of PSUs, BPUs, and RSUs.

(2)

The values in this column are based on the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718 and correspond to the aggregate values disclosed in the “Stock Awards” column in the Summary Compensation Table.

72	ATI 2023 Proxy Statement	Compensation Discussion and Analysis Outstanding Equity Awards at Fiscal-Year End for 2022

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2022

		Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)
Wetherbee	2/24/2020	20,576	614,399
	2/24/2020			144,032	(4)	4,300,796
	1/4/2021	79,864	2,384,739
	1/4/2021			119,796	(5)	3,577,109
	1/4/2022	95,608	2,854,855
	1/4/2022			143,412	(6)	4,282,282
	1/4/2022			128,205	(7)	3,828,201
		196,048	5,853,993	535,445		15,988,388
Fields	2/24/2020	5,658	168,947
	2/24/2020			39,609	(4)	1,182,725
	1/4/2021	30,947	924,077
	1/4/2021			35,938	(5)	1,073,109
	1/4/2022	39,438	1,177,619
	1/4/2022			59,157	(6)	1,766,428
	1/4/2022			71,795	(7)	2,143,799
		76,043	2,270,644	206,499		6,166,061
Newman	1/6/2020	32,889	982,066
	2/24/2020	6,070	181,250
	2/24/2020			42,489	(4)	1,268,722
	1/4/2021	30,547	912,133
	1/4/2021			35,340	(5)	1,055,252
	1/4/2022	31,550	942,083
	1/4/2022			47,325	(6)	1,413,125
	1/4/2022			61,538	(7)	1,837,525
		101,056	3,017,532	186,692		5,574,624
Kramer	2/24/2020	5,247	156,675
	2/24/2020			36,728	(4)	1,096,698
	1/4/2021	27,353	816,761
	1/4/2021			30,548	(5)	912,163
	1/4/2022	24,380	727,987
	1/4/2022			36,570	(6)	1,091,980
	1/4/2022			51,282	(7)	1,531,281
		56,980	1,701,423	155,128		4,632,122
Davis	2/24/2020	5,144	153,600
	2/24/2020			36,008	(4)	1,075,199
	1/4/2021	26,954	804,846
	1/4/2021			29,949	(5)	894,277
	1/4/2022	23,902	713,714
	1/4/2022			35,853	(6)	1,070,571
	1/4/2022			51,282	(7)	1,531,281
		56,000	1,672,160	153,092		4,571,328

(1)

This table relates to awards under the current LTIP, including (a) time-vested RSUs granted in 2020, 2021 and 2022, which vest ratably in one-third increments over a three-year period, (b) performance-vested awards, or PSUs, for the performance measurement periods ending in 2023 and 2024, and (c) a one-time grant of performance-vested Breakout Performance Plan awards, or BPUs, for the measurement period ending in 2024. PSUs for the performance period ended December 31, 2021 were settled during the first quarter of 2022 but vested as of December 31, 2021 and, therefore, are not shown as outstanding on this table on this table. For Mr. Newman, a portion of the RSUs granted on January 6, 2020 had three-year cliff vesting requirements.

(2)	The number of shares reported in this column represents the number of shares payable pursuant to the time-vested RSUs granted in 2020, 2021 and 2022.

(3)	Amounts were calculated using $29.86 per share, the closing price of Company Common Stock at December 31, 2022.

(4)

Consists of target PSUs granted under the LTIP in 2020. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2020 PSU grants are met at the end of the applicable three-year performance measurement period.

(5)

Consists of target PSUs granted under the LTIP in 2021. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2021 PSU grants are met at the end of the applicable three-year performance measurement period.

(6)

Consists of target PSUs granted under the LTIP in 2022. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2022 PSU grants are met at the end of the applicable three-year performance measurement period.

(7)

Consists of target BPUs granted under the LTIP in 2022. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2022 BPUs grants are met at the end of the applicable four-year performance measurement period.

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

Compensation Discussion and Analysis Option Exercises and Stock Vested for 2022	ATI 2023 Proxy Statement	73

OPTION EXERCISES AND STOCK VESTED FOR 2022

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Wetherbee	115,555	3,230,913

Fields	44,163	1,166,550

Newman	49,832	1,189,560

Kramer	35,319	942,979

Davis	34,689	925,485

(1)

Consists of: (a) 44,793 shares, 13,214 shares, 11,422 shares and 11,198 shares awarded to Messrs. Wetherbee, Newman, Kramer and Davis, respectively, and 12,318 shares awarded to Ms. Fields pursuant to their 2020 PSU awards, based on payout at 31.1% of their respective target awards; (b) 10,254 shares, 4,973 shares and 4,871 shares that vested for Messrs. Wetherbee, Kramer and Davis, respectively, and 10,713 shares that vested for Ms. Fields on the third anniversary of the grant date for the RSUs granted to each of them in 2019; (c) 20,576 shares, 6,070 shares, 5,247 shares and 5,144 shares that vested for Messrs. Wetherbee, Newman, Kramer and Davis, respectively, and 5,658 shares that vested for Ms. Fields, on the second anniversary of the grant date for the RSUs granted to each of them in 2020, and (d) 39,932 shares, 15,274 shares, 13,677 shares and 13,477 shares that vested for Messrs. Wetherbee, Newman, Kramer and Davis, respectively, and 15,474 shares that vested for Ms. Fields, on the first anniversary of the grant date for the RSUs granted to each of them in 2021.

(2)

Amounts were calculated using: (a) $40.51 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 23, 2023, with respect to the 2020 PSUs; (b) $25.70 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 28, 2022, with respect to the 2019 RSU shares; (c) $23.54 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 24, 2022, with respect to the 2020 RSU shares and (d) $16.74 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on January 4, 2022, with respect to the 2021 RSU shares

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

PENSION BENEFITS FOR 2022

Name(1)	Plan Name	Years of Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Wetherbee	ATI Pension Plan 2	3	109,826	—

	ATI Non-Qualified Benefit Restoration Plan	3	145,966	—

Newman	N/A	—	—	—

Fields	N/A	—	—	—

Kramer	N/A	—	—	—

Davis	N/A	—	—	—

(1)	Messrs. Davis, Kramer and Newman and Ms. Fields do not participate in any defined benefit plans.

(2)	Years of credited service reflect the number of years of service used for determining benefits for Mr. Wetherbee during his participation under the respective plans.

74	ATI 2023 Proxy Statement	Compensation Discussion and Analysis Non-Qualified Deferred Compensation for 2022

Plan	Benefit Formulas and Retirement Information

ATI Pension Plan

Qualified defined benefit plan

The Allegheny Technologies Incorporated Pension Plan (“ATI Pension Plan”) is the result of the mergers of several plans previously sponsored by:

◆  Allegheny Ludlum
Corporation (“Allegheny Ludlum”), and

◆  Teledyne Inc. (“TDY”)

Effective December 31, 2014, the Company froze future benefit accruals under the ATI Pension Plan for all participating employees other than those with collectively-bargained employment arrangements.

The ATI Pension Plan has a number of benefit formulas that apply separately to various groups of employees and retirees, generally, by work location and job classification. A principal determinant of which formula applied prior to December 31, 2014 (the date at which the Company froze all remaining future benefit accruals) is whether the employee was employed by TDY at the time the respective companies became members of the controlled group that includes the Company.

Allegheny Ludlum ceased pension accruals under its pension formula in 1988, except for employees who then met certain age and service criteria, which subsequently were frozen on December 31, 2014.

Each formula for Allegheny Ludlum and TDY multiplies years of service by compensation and then by a factor to produce a benefit amount payable as a straight life annuity. That benefit amount is reduced with respect to Social Security amounts payable to determine the annuity amount payable. Participants can choose alternate benefit forms, including survivor benefits. The Allegheny Ludlum and TDY definitions of service and compensation differ somewhat, as do the factors used in the respective formulas.

ATI Pension Plan 2 Qualified defined benefit plan The ATI Pension Plan 2 is a qualified defined benefit plan to which certain former participants in the ATI Pension Plan were transferred.	As part of the Company’s ongoing pension liability management efforts, certain employees who participated in the ATI Pension Plan but were no longer accruing benefits thereunder have been transferred, most recently as of December 31, 2021, to a new qualified defined benefit plan, the ATI Pension Plan 2, with terms and conditions substantially the same as the ATI Pension Plan. Consequently, Mr. Wetherbee’s pension benefit is included in the ATI Pension Plan 2. His pension benefit formula includes a period of service with TDY. The ATI Pension Plan 2 generally permits participants to retire at age 55 with at least 5 years of service.

ATI Benefit Restoration Plan

Non-Qualified benefit plan

Effective December 31, 2014, the Company froze future benefit accruals under the defined benefit portion of the ATI Benefit Restoration Plan, in which Mr. Wetherbee participated.

Under the non-qualified ATI Benefit Restoration Plan, the Company accrues benefits for the NEOs that restore to eligible NEOs the amounts that cannot be paid to them under the terms of the Company’s defined contribution plans or the defined benefit plan (the ATI Pension Plan), in either case due to the limitations set forth in the Code. All NEOs are eligible to participate in the ATI Benefit Restoration Plan to the extent of benefits that cannot be accrued under the defined contribution plan in which the respective NEO participates.

Distributions under the ATI Benefit Restoration Plan are available only at the times and in the same forms as under the ATI Pension Plan, subject to payment delays to comply with Section 409A of the Code.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2022

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings In Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Wetherbee	201,441	8,278	—	667,129

Fields	95,889	1,850	—	174,889

Newman	82,816	1,060	—	106,382

Kramer	66,251	4,473	—	352,794

Davis	57,735	7,516	—	575,120

(1)

Reflects contributions made pursuant to the non-qualified defined contribution portion of the ATI Non-Qualified Benefit Restoration Plan. Under the terms of the plan, the participants do not contribute; only the Company contributes to the plan on the participants’ behalf. These amounts are included in the “All Other Compensation” column of the Summary Compensation Table for 2022.

(2)

Aggregate earnings for the ATI Non-Qualified Benefit Restoration Plan are calculated on a daily basis, including current year contributions, multiplied by the interest rate on the Fixed Income Fund investment option in the Company’s qualified defined contribution plan, which averaged 1.7% for 2022.

Compensation Discussion and Analysis Employment and Change in Control Agreements	ATI 2023 Proxy Statement	75

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreements

ATI does not have any employment agreements with its NEOs.

Change in Control Agreements

The Company has agreements with each NEO and certain other key employees to assure that it will have the continued support of the executive and the availability of the executive’s advice and counsel notwithstanding the possibility, threat or occurrence of a change in control. All members of the management Executive Council and certain other key members of the Company’s leadership have change in control agreements, none of which include any excise tax gross-up provision.

Under the agreements, a “change in control” is defined as:

◆   an acquisition by any individual, entity or group (a “Person”) of beneficial ownership of 20% or more of either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

◆   the completion of a tender offer pursuant to which 20% or more of the voting power of Company stock has been acquired, subject to limited exceptions;

◆   a change in the composition of the Board such that the individuals who constitute the Board cease for any reason to constitute at least a majority of the Board, subject to limited exceptions for directors who are appointed or nominated for election by the incumbent Board;

◆   the occurrence of a successful solicitation electing or removing 50% of the members of the Board or the Board consisting less than 51% of continuing directors;

◆   the occurrence of a merger, consolidation, sale or similar business combination transaction, unless:

– the existing beneficial owners of the Company’s outstanding stock immediately prior to the transaction continue to hold more than 50% of the equity and voting power of the resulting entity,

–  no person beneficially owns 20% or more of the outstanding equity of the resulting entity, except to the extent that such ownership existed prior to the transaction, and

–  at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

–  approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

In general, the agreements provide for the payment of severance benefits if a change in control occurs and, within 24 months after the change in control, either:

◆

the Company terminates the executive’s employment without “cause,” which is defined to mean a felony conviction or plea of guilty to a charge of commission of a felony, breach of fiduciary duty owed to the Company involving personal profit, willful engaging by the executive in gross misconduct that is materially and demonstrably injurious to the Company, or intentional continued failure to perform stated duties after 30 days’ notice to cure; or

the executive terminates employment with the Company for “good reason,” which is defined to mean:

◆   a material diminution of duties, responsibilities or status or the assignment of duties inconsistent with position,

◆   relocation more than 35 miles from principal job location;

◆   reduction in annual salary or material reduction in other compensation or benefits;

◆   failure by the Company to cause a successor to assume and agree to perform the Company’s obligations under the agreement;

◆   material diminution in the budget over which the Executive retains authority; or

◆   purported termination other than as expressly permitted in the agreement.

An executive officer entitled to severance benefits under a change in control agreement will be paid a lump sum cash payment generally within thirty days of the date of termination (except to the extent of compensation that is deemed to be “deferred compensation” under Section 409A of the Internal Revenue Code) equal to the sum of:

◆

base severance consisting of base salary (based on the highest annual rate of base salary of the executive as in effect within two years prior to either his or her termination or the effective date of the change in control) plus annual cash incentive (at the greater of target for the year in which the change in control occurs or the actual amount paid for the year prior to the year in which the change in control occurs) times a multiple (which is 2.99x for Mr. Wetherbee and 2x for Ms. Fields and Messrs. Newman, Kramer and Davis);

◆

aggregate amounts accrued through the date of termination (including but not limited to accrued but unpaid salary or cash incentive compensation and amounts accrued under any qualified, non-qualified or supplemental employee benefit plan); and

◆	prorated annual incentive for the then uncompleted year measured at the greater of target or the level of performance achieved through the date of termination projected through the end of the year.

76	ATI 2023 Proxy Statement	Compensation Discussion and Analysis Employment and Change in Control Agreements

He or she will also be provided:

◆

an additional lump sum payment equal to the incremental cost to the executive to maintain continued health and welfare coverage for the executive and, if applicable, his or her eligible dependents, under the Company’s group health plan(s) for a period of 36 months;

◆	reimbursement for outplacement services up to $25,000 for Mr. Wetherbee and $15,000 for Ms. Fields and for Messrs. Newman, Kramer and Davis; and

◆

for Mr. Wetherbee, credited service and full vesting under certain legacy supplemental pension plans in which he participates (and which were closed to new participants prior to the time that Ms. Fields and Messrs. Newman, Kramer and Davis joined the Company).

The agreements have a term of three years, which three-year term will continue to be extended until either party gives written notice that it no longer wants to continue to extend the term. If a change in control occurs during the term, the agreements will remain in effect for the longer of three years or until all obligations of the Company under the agreements have been fulfilled.

The Personnel and Compensation Committee has reviewed the change in control valuation, as well as the purposes and effects of the agreements, and determined that it is in the Company’s best interests to retain the change in control agreements on their terms and conditions.

We believe the methodology, assumptions and estimates described above to be reasonable given our employee population. The SEC rules grant companies significantly flexibility in determining the methodology, assumptions and estimates used to comply with the requirements of this disclosure. As acknowledged by the SEC, this flexibility could reduce the comparability of disclosed pay ratios across companies. Therefore, our pay ratio may not necessarily be representative of or comparable to pay ratios disclosed by other companies in the industry or otherwise.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2023 Proxy Statement	77

POTENTIAL PAYMENTS UPON TERMINATION

The tables below reflect estimates of the amount of compensation in addition to the amounts shown in the compensation tables payable to each NEO in the event of termination of such executive’s employment by reason of retirement, death or disability, or within 24 months following a change in control to the extent such termination is without cause or the result of the executive’s resignation for good reason. The amounts shown assume that such termination was effective as of December 31, 2022. The closing price of Company Common Stock on the NYSE on that date was $29.86. The amounts shown are estimates of the amounts that would be paid out to the executives upon their termination under the circumstances specified. For purposes of the tables, calculations are based on the greater of the target award or the value earned for actual performance against the preset performance goals thorough the assumed date of termination. The actual amounts payable can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a NEO’s employment terminates, he or she may be entitled to receive amounts earned during his or her term of employment. Such amounts include:

◆	non-equity incentive compensation earned during the fiscal year;

◆	amounts contributed under the savings portion of the defined contribution plan and the Benefit Restoration Plan;

◆	unused vacation pay; and

◆	amounts accrued and vested through the ATI Pension Plan.

Payments Made Upon Retirement

In the event of the retirement of a NEO, in addition to the items identified above, he or she will be entitled (subject to the Company’s consent for certain amounts) to receive a prorated share of his or her outstanding equity awards when the shares subject to such awards would otherwise have become payable as a result of the passage of time or the achievement of the applicable performance criteria.

Consent of the Company is required for payments of awards under the long-term compensation plans upon retirement as described.

Payments Made Upon Death or Disability

In the event of the death or disability of a NEO, in addition to the benefits listed under the headings “Payments Made Upon Termination” above, the NEO will be entitled to receive his or her outstanding equity awards and may receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate, each as generally available to all salaried employees.

78	ATI 2023 Proxy Statement	Compensation Discussion and Analysis Potential Payments Upon Termination

Payments Made Upon a Change in Control

The Company is a party to a change in control severance agreement with each NEO that provides the NEO with payments in the event his or her employment is terminated by the Company for reasons other than cause or by the NEO for good reason (defined to include changes such as diminishment of pay, benefits, title or job responsibilities or transfer from the home office) within 24 months after a change in control. See the information under the caption “Employment and Change in Control Agreements” for definitions.

The tables below illustrate the amount of payments due in various circumstances. As noted, the column “Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 Months of a Change in Control)” assumes that there was a change in control at the December 31, 2022 closing price of $29.86 per share and all of the NEOs had a triggering event on December 31, 2022 and all cash amounts due, all deferred compensation enhancements, and all potential benefit payments were to be paid in a single lump sum.

Robert S. Wetherbee ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	8,866	0	0

Short-Term Incentive Compensation:

Accrued 2022 APP	0	2,255	0	0

Long-Term Incentive Compensation:

LTIP(2)	3,250	17,542	5,854	5,854

Other Benefits:

Non-qualified defined contribution plan	0	220	0	0

Non-qualified defined benefit plan(3)	0	15	0	0

Health & Welfare Benefits	0	60	0	0

Outplacement	0	25	0	0

Total	3,250	28,983	5,854	5,854

(1) Includes the sum of Mr. Wetherbee’s base salary rate at December 31, 2022 of $925,000 and $2,040,319 (his actual award under the 2021 APP), times his 2.99x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2020 – 2022 PSUs that vested at a rate of 31.1% of target on December 31, 2022 and the pro-rata portion of remaining PSU awards, including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

(3)  The Company froze future benefit accruals under the non-qualified defined benefit pension plan effective December 31, 2014. In the event that Mr. Wetherbee retires, dies or becomes disabled, he (or his beneficiary) is entitled to receive amounts accrued and vested under the ATI Pension Plan 2, payable in the ordinary course, as described above and under the heading “Pension Benefits for 2022.” As also described above, such amounts are payable on a lump sum basis in the event that he is terminated without cause or resigns for good reason within 24 months following a change in control. The amounts presented above in the change in control column with respect to each such benefit plan represent the additional present value of such lump sum payment of pension benefits.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2023 Proxy Statement	79

Kimberly A. Fields ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	3,012	0	0

Short-Term Incentive Compensation:

Accrued 2022 APP	0	1,283	0	0

Long-Term Incentive Compensation:

LTIP(2)	1,332	7,254	2,375	2,375

Other Benefits:

Non-qualified defined contribution plan	0	105	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	56	0	0

Outplacement	0	15	0	0

Total	1,332	11,725	2,375	2,375

(1) Includes the sum of Ms. Fields’ base salary rate at December 31, 2022 of $660,000 and $845,922 (her actual award under the 2021 APP), times her 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2020 – 2022 PSUs that vested at a rate of 31,1% of target on December 31, 2022 and the pro-rata portion of PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Donald P. Newman ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,866	0	0

Short-Term Incentive Compensation:

Accrued 2022 APP	0	931	0	0

Long-Term Incentive Compensation:

LTIP(2)	2,089	7,323	3,018	3,018

Other Benefits:

Non-qualified defined contribution plan	0	96	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	55	0	0

Outplacement	0	15	0	0

Total	2,089	11,286	3,018	3,018

(1) Includes the sum of Mr. Newman’s base salary rate at December 31, 2022 of $600,000 and $832,891 (his actual award under the 2021 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2020 – 2022 PSUs that vested at a rate of 31.1% on December 31, 2022 and the pro-rata portion of PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

80	ATI 2023 Proxy Statement	Compensation Discussion and Analysis Potential Payments Upon Termination

Kevin B. Kramer ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,423	0	0

Short-Term Incentive Compensation:

Accrued 2022 APP	0	779	0	0

Long-Term Incentive Compensation:

LTIP(2)	916	5,237	1,701	1,701

Other Benefits:

Non-qualified defined contribution plan	0	82	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	54	0	0

Outplacement	0	15	0	0

Total	916	8,590	1,701	1,701

(1) Includes the sum of Mr. Kramer’s base salary rate at December 31, 2022 of $510,000 and $701,597 (his actual award under the 2021 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2020 – 2022 PSUs that vested at a rate of 31.1% of target on December 31, 2022 and the pro-rata portion of remaining PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Elliot S. Davis ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,207	0	0

Short-Term Incentive Compensation:

Accrued 2022 APP	0	683	0	0

Long-Term Incentive Compensation:

LTIP(2)	890	5,168	1,672	1,672

Other Benefits:

Non-qualified defined contribution plan	0	80	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	54	0	0

Outplacement	0	15	0	0

Total	890	8,207	1,672	1,672

(1) Includes the sum of Mr. Davis’ base salary rate at December 31, 2022 of $500,000 and $603,610 (his actual award under the 2021 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2020 – 2022 PSUs that vested at a rate of 31.1% of target on December 31, 2021 and the pro-rata portion of remaining PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

CEO Pay Ratio	ATI 2023 Proxy Statement	81

CEO PAY RATIO

For 2022, our last completed fiscal year, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 137:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

To identify our median employee and to calculate the annual total compensation of our median employee and that of our CEO, we used the following methodology, assumptions and estimates:

Selection of Determination Date	As permitted under applicable SEC rules, we selected October 1, 2022, as the date on which we would identify the median employee from our adjusted employee population for 2022.

Determination of Adjusted Employee Population

As of October 1, 2022, we had a total of 6,593 U.S. and non-U.S. employees. To establish the population for identifying our median employee, we excluded 304 employees who were on either leave or suspended status, as well as 158 employees located in a number of foreign jurisdictions under the 5% de minimis exception as shown in the table below.

Our remaining employee population as of October 1, 2022 consisted of approximately 6,131 employees working either full time or part time in the United States, Poland or China at our parent company and consolidated subsidiaries, including our majority-owned joint venture, STAL.

	Jurisdictions Excluded from Employee Population (number of employees estimated as of October 1, 2022)				Headcount at October 1, 2022 By Region

	United Kingdom	42	Singapore	3
	Germany	66	Taiwan	3
	France	18	Israel	1
	Japan	10	Italy	1
	Korea	6	Spain	2
	India	6

Identification of Median Employee

We compared the cash compensation, including wages, overtime, salary and bonuses, paid during our fiscal year 2022 for each employee who was included in our adjusted employee population as the consistently applied compensation measure used to identify the median employee among those included in the adjusted employee population.

◆   As part of this analysis, we converted the compensation paid to non-U.S. employees from local currency to U.S. dollars using exchange rates in effect on December 31, 2022; and

◆   annualized the compensation of each full-time or part-time employee who was hired in 2022 and included in the adjusted employee population.

Calculation of Annual Total Compensation

◆   We determined the median employee’s 2022 annual total compensation to be $80,464, which is the amount that would have been reported for our median employee in the “Total” column of our 2022 Summary Compensation Table if he had been a Named Executive Officer for fiscal 2022.

◆   We determined the CEO’s 2022 annual total compensation to be $10,996,223 which is the amount reported for Mr. Wetherbee, who served as our CEO throughout 2022, in the “Total” column* of our 2022 Summary Compensation Table.

*See Summary Compensation Table “Total” column (j) on page 69 of this proxy statement.

82	ATI 2023 Proxy Statement	Pay Versus Performance

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation and Company performance for the years listed below. For further information concerning ATI’s variable pay-for-performance philosophy and how ATI aligns executive compensation with its performance, see “Executive Compensation — Compensation Discussion and Analysis.” Our Personnel and Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table total for CEO ($) (1)	Compensation actually paid to CEO ($) (2)	Average Summary Compensation Table total for non-CEO NEOs ($) (3)	Average Compensation actually paid to non-CEO NEOs ($) (4)	Value of initial fixed $100 investment based on:		Net Income ($)	ATI Adjusted EBITDA ($) (7)
					Total share- holder return ($)	Peer group total share-holder return ($) (5)

2022	10,996,223	32,078,989	4,406,456	11,729,276	144.53	132.42	146,500,000	549,300,000

2021	7,590,345	6,677,580	2,792,700	2,480,715	77,11	149.62	(16,200,000)	290,900,000

2020	5,710,651	1,229,666	2,107,531	692,423	81.17	116.49	(1,559,600,000)	196,300,000

(1)
Reflects total compensation for our CEO, Robert S. Wetherbee, who is our “Principal Executive Officer,” as determined in accordance with Item 402(c) of Regulation
S-K
and (“Item 402(c)”) and reflected on the Company’s 2022 Summary Compensation Table as shown on page 69 of this Proxy Statement (the “Summary Compensation Table”) for 2022, 2021 and 2020 as indicated.

(2)
For a reconciliation of Compensation Actually Paid to Total Compensation as reflected on the Summary
Compensation
Table for Mr Wetherbee, see the immediately following table under the headings “Compensation Actually Paid to CEO.”

(3)
Reflects the average total compensation for our
non-CEO
NEOs as determined in accordance with Item 402(c) and reflected in the Summary Compensation Table for 2022, 2021 and 2020 as indicated. Compensation paid to the following executive officers is included in the average amounts shown for each such year:

2022: Kimberly A. Fields; Donald P. Newman, Kevin B. Kramer and Elliot S. Davis

2021: Ms. Fields and Messrs. Newman, Kramer and Davis

2020: Ms. Fields and Messrs. Newman and Kramer, as well as John D. Sims, former Executive Vice President for the Company’s HPMC business who retired in mid-2021
and Patrick J. DeCourcy, former Senior Vice President, Finance and Chief Financial Officer, who retired in January 2020.

(4)
For a reconciliation of average Compensation Actually Paid to average Total Compensation as reflected on the Summary Compensation Table for our non-CEO
NEOs, see the table below under the heading “Compensation Actually Paid to
Non-CEO
NEOs.”

(5)	The peer group used for the purposes of this table is the S&P MidCap 400 Industrials Index.

(6)	The Company Selected Measure for purposes of this table is ATI Adjusted EBITDA.
“Compensation Actually Paid,” as determined under applicable SEC rules, reflects adjusted values for unvested and vested equity awards during the years shown in the table based on year-end
stock prices, various accounting valuation assumptions, and other adjustments. As a result, Compensation Actually Paid fluctuates, potentially significantly, based on changes in our stock price and other assumed values and does not reflect the actual value realized by our CEO or any of our NEOs in connection with the vesting of those awards.
The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our CEO during each of the years in question:
Compensation Actually Paid to CEO

Year	Amounts Reflected in Summary Compensation Table ($)			YE Fair Value of Equity Compensation granted in Current Year ($) (4)	Change in CY Fair Value of Unvested Prior Year Equity Awards ($) (5)	Change in CY Fair Value of Equity Awards Vesting in CY ($) (5)	Compensation Actually Paid ($)
	Total Compensation (1)	Pension Value (2)	Equity Value (3)

2022	10,996,223	—	(7,555,702)	18,204,232	8,330,568	2,103,668	32,078,989

2021	7,590,345	—	(4,428,259)	3,040,422	(43,181)	518,253	6,677,580

2020	5,710,651	(45,679)	(4,128,163)	1,035,179	(1,234,013)	(108,309)	1,229,666

(1)	As determined in accordance with Item 402(c) and reflected on the Summary Compensation Table.

(2)
Amount shown for 2020 reflects the actuarial change in the present value of Mr. Wetherbee’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified
deferred compensation plans in which salaried employees participate, including the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participates. In 2020, the discount rate used was 2.6% and had the effect of increasing the pension benefit to Mr. Wetherbee.

(3)
Aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made to Mr. Wetherbee under the Company’s LTIP in 2022, 2021 and 2020 as indicated. Grant date fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the applicable grant date.Grant date fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(4)
Aggregate
year-end
2022, 2021 and 2020 (as applicable) fair value of the awards described in footnote (3) above.
Year-end
fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the last trading day of the applicable year.
Year-end
fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(5)	Changes in fair value determined by comparing fair values determined in the manner described above with comparable prior year values.

Pay Versus Performance	ATI 2023 Proxy Statement	83

The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our non-CEO NEOs during each of the years in question:
Compensation Actually Paid to
Non-CEO
NEOs

Year	Amounts Reflected in Summary Compensation Table ($)			YE Fair Value of Equity Compensation granted in Current Year ($) (4)	Change in CY Fair Value of Unvested Prior Year Equity Awards ($) (5)	Change in CY Fair Value of Equity Awards Vesting in CY ($) (5)	Prior Year-End Fair Value of Equity Awards Forfeited in CY ($) (6)	Compensation Actually Paid ($)
	Total Compensation (1)	Pension Value (2)	Equity Value (3)

2022	4,406,456	—	(2,766,323)	6,781,978	2,710,245	596,920		11,729,276

2021	2,792,700	—	(1,392,976)	1,003,087	(12,807)	90,710		2,480,715

2020	2,107,531	(161,741)	(1,108,151)	393,196	(387,167)	(86,442)	(64,803)	692,423

(1)	As determined in accordance with Item 402(c) and reflected on the Summary Compensation Table

(2)
Amount shown for 2020 reflects the actuarial change in the present value of benefits for Mr. Sims, who retired in 2021, under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified
deferred compensation plans in which salaried employees participate, including the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Sims participated. In 2020, the discount rate used was 2.6% and had the effect of increasing the pension benefit to Mr. Sims.

(3)
Average grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made to NEOs under the Company’s LTIP in 2022, 2021 and 2020 as indicated. Grant date fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the applicable grant date. Grant date fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(4)
Average
year-end
2022, 2021 and 2020 (as applicable) fair value of the awards described in footnote (3) above.
Year-end
fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the last trading day of the applicable year.
Year-end
fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(5)	Changes in fair value determined by comparing fair values determined in the manner described above with comparable prior year values.

(6)	Includes amounts forfeited by Mr. DeCourcy in connection with his retirement.
Relationship Between Pay and Performance
The following graphs show the relationship between “Compensation Actually Paid” to our CEO and other named executive officers in 2020, 2021 and 2022 to:

◆	Relative TSR : ATI’s TSR and that of the S&P MidCap 400 Industrials Index;

◆	Our Company Selected Performance Measure : ATI’s Adjusted EBITDA; and

◆	Net Income : ATI’s net income (loss) for the periods shown.

84	ATI 2023 Proxy Statement	Pay Versus Performance

2022 Performance Measures
For 2022, the performance measures listed below were identified as the most important to ATI’s compensation-setting process for named executive officers. The importance of EBITDA and cash flow is reflected in our use of these measures when setting performance standards applicable to annual short-term incentive program, while the importance of both relative and absolute TSR are reflected in the performance criteria established for our longer-term, performance vested equity awards.

Performance Measures:	Other Factors We Consider:

Net Income Adjusted EBITDA Operating Cash Flow Relative Total Shareholder Return Absolute Total Shareholder Return
As discussed in greater detail in the “Compensation Discussion and Analysis” portion of this Proxy Statement, in addition to the performance measures listed here, our Personnel and Compensation Committee considers a range of factors in determining compensation, including among others: compensation levels among our benchmarking peer group; shareholder feedback; the advice of our independent compensation consultants and other advisors; our effectiveness in attracting and retaining the talent necessary to pursue our strategic goals; and the Committee’s overall evaluation of the individual performance of our CEO and each NEO, both in general and relative to their individual strategic goals for the year.

Reconciliations of Adjusted EBITDA to Net Income (Loss) Attributable to ATI (the most directly comparable GAAP measure) are provided (a) for 2022 and 2021, on page 32 of our Annual Report on Form 10-K for the year ended December 31, 2022, which we filed with the SEC on February 24, 2022 and (b) for 2020, on page 36 of our Annual Report on Form 10-K for the year ended December 31, 2021, which we filed with the SEC on February 25, 2022.

Item 4: Ratification of the Selection of Independent Auditors Audit Committee Pre-Approval Policy	ATI 2023 Proxy Statement	85

Item 4: Ratification of the
Selection of Independent Auditors
Ernst & Young LLP (“Ernst & Young”) serves as our independent registered public accounting firm (the “independent auditors”). They have unrestricted access to the Audit and Risk Committee to discuss audit findings and other financial matters. The Audit and Risk Committee of the Board of Directors believes that Ernst & Young is knowledgeable about ATI’s operations and accounting practices and is well qualified to act in the capacity of independent auditors.
In appointing Ernst & Young as our independent auditors for the fiscal year ending December 31, 2023, and making its recommendation that stockholders ratify the selection, the Audit and Risk Committee considered, among other matters, whether the audit and non-audit
services Ernst & Young provides are compatible with maintaining the independence of our outside auditors.
If the stockholders do not ratify the selection of Ernst & Young, the Audit and Risk Committee will reconsider the selection of Ernst & Young as the Company’s independent auditors.
Representatives of Ernst & Young will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions following the Annual Meeting.
AUDIT COMMITTEE
PRE-APPROVAL
POLICY
Under the
Pre-Approval
Policy, the Audit and Risk Committee reviews and approves all services to be provided by Ernst & Young before the firm is retained to perform any such services. Under this policy, the engagement terms and fees of all audit services and all audit-related services are subject to the approval of the Audit and Risk Committee. In addition, while the Committee believes that the independent auditor may be able to provide tax services to the Company without impairing the auditor’s independence, absent unusual circumstances, the Committee does not expect to retain the independent auditor to provide tax services. Under the policy, the Committee has delegated limited pre-approval
authority to the Chair of the Committee with respect to permitted, non-tax
related services; the Chair is required to report any
pre-approval
decisions to the Committee at its next scheduled meeting. The Audit Committee pre-approved
all audit and
non-audit
services provided by Ernst & Young in 2022 and 2021.
INDEPENDENT AUDITOR: SERVICES AND FEES
The fees and expenses of Ernst & Young for the indicated services performed during 2022 and 2021 were as follows (amounts in thousands):

	2022	2021

Audit fees	$4,400	$4,244

Audit-related fees	$0	$114

Tax fees	$0	$0

All other fees	$5	$5

Total	$4,405	$4,363
“Audit fees” consisted of fees related to the annual audit of the Company’s consolidated financial statements and review of the consolidated financial statements in our Quarterly Reports on Form
10-Q,
Sarbanes-Oxley Section 404 attestation services, audit and attestation services related to statutory or regulatory filings, the issuance of consents, and captive insurance company audits.
“Audit-related fees” consisted of fees related to certain due diligence services and an audit of a pension plan.
“All other fees” consisted of subscriptions to Ernst & Young’s web-based
EYOnline accounting reference library in both periods.

86	ATI 2023 Proxy Statement	Audit and Risk Committee Report Roles and Responsibilities

Audit and Risk Committee Report
The following is the report of the Audit and Risk Committee with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2022.
ROLES AND RESPONSIBILITIES
The Audit and Risk Committee monitors and oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Committee reviews and discusses management’s report on internal control over financial reporting. Ernst & Young LLP, our independent auditor, is responsible for performing an independent audit of ATI’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to their conformity with U.S. generally accepted accounting principles, and for attesting to the effectiveness of ATI’s internal control over financial reporting.
REQUIRED DISCLOSURES AND DISCUSSIONS
The Audit and Risk Committee has reviewed, met and held discussions with ATI’s management, internal auditors, and the independent auditors regarding the financial statements, including a discussion of quality, not just acceptability, of the Company’s accounting principles, and Ernst & Young’s judgment regarding these matters.
The Audit and Risk Committee discussed with the internal auditors and independent auditors matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States). The Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls over financial reporting, and the overall quality of ATI’s financial reporting. The Audit and Risk Committee has also discussed with Ernst & Young matters required to be discussed by applicable auditing standards.
The Audit and Risk Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee also considered the compatibility of non-audit
services with Ernst & Young’s independence. This information was also discussed with Ernst & Young.
COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT
Based on the review and discussions referred to above, the Audit and Risk Committee recommended to the Board that the audited financial statements be included in our annual report on Form
10-K
for the year ended December 31, 2022 as filed with the SEC. The Board of Directors has approved this inclusion.
Submitted by:
Audit and Risk Committee

Chair:	Leroy M. Ball, Jr.
Members:	Herbert J. Carlisle
James C. Diggs
Marianne Kah
David J. Morehouse

Annual Meeting Information 2023 Annual Meeting of Stockholders — Questions and Answers	ATI 2023 Proxy Statement	87

Annual Meeting Information
2023 ANNUAL MEETING OF STOCKHOLDERS — QUESTIONS AND ANSWERS

1.	How can I attend, vote and ask questions at the virtual 2023 Annual Meeting?
The 2023 Annual Meeting will be conducted exclusively by webcast at
www.meetnow.global/MU59LJX
on May 11, 2023 at 11:30 a.m. Central Time. We encourage you to access the 2023 Annual Meeting prior to the start time. Online access will begin at 11:15 a.m. Central Time.
We are committed to ensuring, to the extent possible, that our stockholders will be afforded the ability to participate at the virtual meeting like they would at an in-person
meeting. You are entitled to participate, vote and submit questions at the 2023 Annual Meeting if you were a stockholder of record as of the close of business on March 13, 2023, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee.
 No physical meeting will be held
.

For Stockholders of Record
Stockholders of record will be able to participate in the 2023 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration.
To access the live webcast of the meeting, you will need the
15-digit
control number
 on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received.

For Beneficial Owners
If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance
 to participate in the 2023 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at
legalproxy@computershare.com
 no later than 5:00 p.m. Eastern Time, on Monday, May 8, 2023. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners who are unable to register in advance may still attend the 2023 Annual Meeting by visiting
www.meetnow.global/MU59LJX
 as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, we have provided additional methods to ensure that all of our stockholders are afforded the opportunity to submit questions. See “To submit a question” below.

To submit a question at the virtual 2023 Annual Meeting
In Advance of the Meeting
. Stockholders may submit questions in advance of the meeting by emailing their questions, along with proof of ownership, to
investors@ATI Materials.com

During the meeting.
You may submit questions during the live webcast of the meeting by visiting the meeting website at
www.meetnow.global/MU59LJX
and entering your control number. Once logged in, click on the “messages” icon at the top of the screen to type in your question, then click the arrow icon on the right to submit.

Those who attend the 2023 Annual Meeting as a “guest,” as described above, will not have the option to submit questions during the live webcast of the meeting. However, in order to ensure all stockholders are afforded the opportunity to submit questions, you may also email your question, along with proof of ownership, during the live meeting to
investors@ATI Materials.com
.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

For technical support
If you encounter technical difficulties with the virtual meeting platform on the day of the meeting, a link on the meeting page will provide further assistance, or you may call
1-888-724-2416
or
1-781-575-2748.

2.	Will you make a list of stockholders entitled to vote at the 2023 Annual Meeting available electronically?
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting from April 30, 2023 through May 11, 2023 at our corporate offices or on request by email to
investors@atimaterials.com
. The list will also be available to stockholders at
www.meetnow.global/MU59LJX
during the live webcast of the 2023 Annual Meeting.

88	ATI 2023 Proxy Statement	Annual Meeting Information 2023 Annual Meeting of Stockholders — Questions and Answers

3.	How do I obtain materials for the annual meeting?
We are making this Proxy Statement and ATI’s 2022 Annual Report available to our stockholders electronically via the internet. On or about March 24, 2023, we began mailing to stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Annual Report and how to vote online. Unless you request a printed copy of the proxy materials by following the instructions for requesting such materials contained in the Notice, you will not receive a printed copy of the proxy materials. This Proxy Statement and our 2022 Annual Report are available to you at
envisionreports.com/ATI
and on our website at
ATImaterials.com
.

4.	Who is entitled to vote at the annual meeting?
If you held shares of ATI Inc. common stock, par value $0.10 per share (“Common Stock”), at the close of business on March 13, 2023, you may vote your shares at the annual meeting. On that day, 128,540,697 shares of our Common Stock were outstanding.
In order to vote, you must follow the instruction provided on your proxy card to designate a proxy to vote on your behalf or attend the meeting and vote your shares during the meeting. Please return your proxy as soon as possible to ensure that your shares are represented and will be voted at the meeting, whether or not you plan to attend the meeting.

5.	How do I cast my vote?
There are four different ways you may cast your vote. You may vote by:

Telephone	using the toll-free number listed on each proxy or voting instruction card
Online	at the web address provided on each proxy or voting instruction card
Mail	marking, signing, dating and
mailing
each proxy or voting instruction card and returning it in the postage-paid envelope provided. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote on any particular item, your shares will be voted as the Board of Directors recommends for any such item.
Attending and voting during the Virtual Annual Meeting	only if you are a stockholder of record (that is, your shares are registered directly in your name on the Company’s books and are not held in “street name” through a broker, bank or other nominee).
If you are a stockholder of record
and wish to vote by telephone or electronically through the Internet, then you will need to use the individual control number that is printed on your proxy card in order to authenticate your ownership.
The deadline for voting by telephone or the Internet is 11:59 p.m. Eastern Time on May
 10, 2023.
If your shares are held in “street name”
(that is, they are held in the name of broker, bank or other nominee), or if your shares are held in one of the Company’s savings or retirement plans, then you will receive instructions with your materials that you must follow in order to have your shares voted. For voting procedures for shares held in ATI’s savings or retirement plans, see the response to question 15 below.

6.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Stockholders of Record.
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered to be the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly, to vote electronically, or to vote in person at the Annual Meeting. If you have requested printed materials, we have enclosed a proxy card for you to use.
Beneficial Owners.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials is being forwarded to you by your broker, bank or nominee who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal voting proxy from your broker, bank or nominee. If you requested printed materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

7.	I am a beneficial owner. Why do I need to request a legal proxy to be able to vote at the virtual meeting?
If your shares are held in an account at a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and the Notice was sent to you by your nominee. The bank, broker or other nominee holding your account is the

Annual Meeting Information 2023 Annual Meeting of Stockholders — Questions and Answers	ATI 2023 Proxy Statement	89

stockholder of record for purposes of voting at the 2023 Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or nominee regarding how to vote the shares in your account. You are also invited to attend the virtual 2023 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares or submit questions during the meeting unless you request and obtain a “legal proxy” from your bank, broker or other nominee.
This process is no different than if you chose to vote your shares at an in-person
meeting. See “How can I attend, vote and ask a question at the 2023 Annual Meeting?” above for more information.

8.	What documentation can I provide as proof of my ownership?
You need to provide documentation showing that you owned Common Stock on the record date of March 13, 2023. Documentation includes a copy of one of the following:

◆	your proxy card or voting instruction form;

◆	the Notice received by postal mail or e-mail; or

◆	an account statement or a brokerage statement reflecting your ownership of Common Stock as of March 13, 2023.

9.	If I submit my proxy do I still need to attend and vote during the virtual meeting?
If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2023 Annual Meeting unless you wish to change or revoke your vote. Whether or not you plan to participate in the live webcast of the 2023 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in this Proxy Statement.

10.	If I submit my proxy in advance, may I still attend the virtual meeting?
If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2023 Annual Meeting unless you wish to change or revoke your vote, but you are still invited to attend the meeting if you choose. Stockholders of record and beneficial holders who wish to attend the 2023 Annual Meeting should follow the directions provided above under “How can I attend and vote at the 2023 Annual Meeting?”

11.	How many votes can be cast by all stockholders?
Each share of ATI Common Stock is entitled to one vote. There is no cumulative voting. We had 128,540,697 shares of Common Stock outstanding and entitled to vote on the record date.

12.	How many votes must be present to hold the annual meeting?
A majority of the shares entitled to vote as of the record date must be present as part of the virtual meeting or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as present at the Annual Meeting if you properly cast your vote in person, electronically or telephonically, or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes
are counted as present for the purpose of determining the presence of a quorum.

13.	What shares are included on the proxy or voting instruction card?
The shares indicated on your proxy or voting instruction card represent those shares registered directly in your name and shares held in the Company’s savings or retirement plans. If you do not cast your vote, your shares (except those held in the Company’s savings or retirement plans) will not be voted. See question 15 for an explanation of the voting procedures for shares in the Company’s savings or retirement plans.

14.	What does it mean if I receive more than one proxy or voting instruction card?
If your shares are registered differently and are in more than one account, then you will receive more than one card. Please complete and return all of the proxy or voting instruction cards you receive (or vote by telephone or the Internet all of the shares on each of the proxy or voting instruction cards you receive) in order to ensure that all of your shares are voted.

15.	How are shares that I hold in a company savings or retirement plan voted?
If you hold ATI Common Stock in one of the Company’s savings or retirement plans, then you may tell the plan trustee how to vote the shares of Common Stock allocated to your account. You may either sign and return the voting instruction card provided by the plan trustee or transmit your instructions by telephone or the Internet. If you do not transmit instructions, your plan shares will be voted as the plan administrator directs or as otherwise provided in the plan.
The deadline for voting the shares you hold in the Company’s savings or retirement plans by telephone or the Internet is 11:59 p.m. Eastern Time on May 9, 2023.

90	ATI 2023 Proxy Statement	Annual Meeting Information 2023 Annual Meeting of Stockholders — Questions and Answers

16.	Is my vote confidential?
ATI maintains a policy of keeping stockholder votes confidential.

17.	How many votes are required to elect the directors and pass the other proposals?

Item 1: Election of Directors
While directors are elected by a plurality of votes cast, our Bylaws include a director resignation policy. This policy states that in an uncontested election, any director nominee who receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a “WITHHOLD” vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee for purposes of our director resignation policy.

Full details of our director resignation policy are stated in our Bylaws, which are available on our website at
ATImaterials.com
.

Item 2: Frequency of Say on Pay Advisory Vote	Your vote on Item 2 is advisory, which means the result of the vote is non-binding.
Although
non-binding,
the Board and its committees value the opinions of our stockholders and will review and consider the voting result when making future decisions regarding executive compensation. Abstentions and broker non-votes are not counted as votes for this Item and will have no effect.
Item 3: Advisory vote to approve the 2022 compensation of our named executive officers	Your vote on Item 3 is advisory, which means the result of the vote is non-binding.
Although
non-binding,
the Board and its committees value the opinions of our stockholders and will review and consider the voting result when making future decisions regarding executive compensation. Abstentions and broker non-votes are not counted as votes for this Item and will have no effect.
Item 4: Ratify Ernst & Young as our independent auditor for 2023	Item 4 will be approved if in it receives the affirmative vote of at least a majority of the shares of ATI Common Stock represented at the Annual Meeting and entitled to vote on the matter. If your shares are represented at the Annual Meeting but you abstain from voting on Item 4, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal.

18.	What if I don’t give specific voting instructions?
Stockholders of Record.
If you are a stockholder of record and you indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board, or if you return a signed proxy card but do not indicate how you wish to vote, then your shares will be voted:

◆	in accordance with the recommendations of the Board on all matters presented in this Proxy Statement; and

◆	as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.
If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions.
Beneficial Owners.
If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. In very limited circumstances, brokers have the discretion to vote on matters deemed to be routine. Under applicable law and the rules of the NYSE, brokers generally do not have discretion to vote on most matters, but, if you do not provide voting instructions to your broker, the broker could vote your shares in its discretion with respect to the proposal to ratify the selection of Ernst & Young as our independent auditors for 2023 (Item 4) because that is deemed to be a routine matter. We encourage you to provide instructions to your broker regarding the voting of your shares.
If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes”
with regard to that matter. Broker
non-votes
will be considered as represented for purposes of determining a quorum. Broker non-votes
are not counted for purposes of determining the number of votes cast with respect to a particular proposal and are not considered to be shares entitled to vote on non-routine
matters. Thus, a broker
non-vote
will make a quorum more readily obtainable, but the broker
non-vote
will not otherwise affect the outcome of the vote on Items 1, 2 and 3.

Annual Meeting Information 2023 Annual Meeting of Stockholders — Questions and Answers	ATI 2023 Proxy Statement	91

19.	How do I revoke or change my vote?
You may revoke your proxy or change your vote at any time before it is voted at the meeting by:

◆	notifying the Corporate Secretary at ATI’s executive office;

◆	transmitting a proxy dated later than your prior proxy, either by mail, telephone or Internet; or

◆	attending the meeting and voting in person or by proxy (except for shares held in “street name” through a broker, bank or other nominee, or in the Company’s savings or retirement plans).
The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

20.	Can I receive the Notice or other proxy materials over the internet?
Stockholders can elect to view future ATI notices and proxy materials over the Internet instead of receiving paper copies in the mail. This saves us the cost of producing and mailing these documents. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you.

◆
If you are a stockholder of record and you choose to vote over the Internet, you can choose to receive future materials electronically by following the prompt on the voting page when you vote using the Internet.

◆
If you hold your Company stock in street name (such as through a broker, bank or other nominee account), check the information provided by your nominee for instructions on how to elect to view future notices and other materials over the Internet.

Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions electronically that contain the Internet address for those materials, as well as voting instructions, approximately six weeks before future meetings, even in cases in which we otherwise mail full printed sets of our proxy materials.
If you enroll to view ATI’s future annual reports and proxy statements electronically and vote over the Internet, then your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, stockholders of record should access
computershare.com/investor
and follow the instructions to cancel enrollment. You should retain your control number appearing on your enclosed proxy or voting instruction card. If you hold your Company stock in “street name,” check the information provided by your nominee holder for instructions on how to cancel your enrollment.
If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to the Corporate Secretary, ATI Inc., 116 15 th
Street, Pittsburgh, Pennsylvania 15222.

21.	What is householding?
The term “householding,” means that we will deliver only one Notice of Internet Availability of Proxy Materials to stockholders of record who share the same address and last name unless we have received contrary instructions from you. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.
If you would like to receive a printed copy of the annual report or proxy statement for this meeting or opt out of householding, or if you are a stockholder eligible for householding and would like to participate in householding, please send a request addressed to ATI’s Corporate Secretary at 116 15 th
Street, Pittsburgh, Pennsylvania 15222, or call (412)
394-2800.
Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

92	ATI 2023 Proxy Statement	Annual Meeting Information 2024 Annual Meeting and Stockholder Proposals

2024 ANNUAL MEETING AND STOCKHOLDER PROPOSALS
Stockholder proposals submitted for inclusion in the proxy statement and form of proxy relating to the 2024 Annual Meeting of Stockholders must be received no later than November 25, 2023. Stockholder proposals should be sent to the Corporate Secretary, ATI Inc., 116 15 th
Street, Pittsburgh, Pennsylvania 15222.
If you wish to submit director nominations or other business to be properly brought before an annual meeting, you must give timely notice of your intent to submit a proposal in writing to the Corporate Secretary. For such notices to be timely, notice must be received by the Corporate Secretary not less than 75 days and not more than 90 days before the first anniversary of the date of the preceding year’s annual meeting. For our 2024 Annual Meeting of Stockholders, we must receive any such notice on or after February 11, 2024 and on or before February 26, 2024. The notice must contain certain information specified in the Company’s Certificate of Incorporation and Bylaws.
The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Committee will evaluate stockholder-recommended candidates on the same basis as other candidates. Stockholder recommendations should be sent to the Corporate Secretary at the address above, who will forward the information to the Committee.
Stockholders may obtain copies of our Certificate of Incorporation and Bylaws by writing to the Corporate Secretary at the address set forth above. Copies of our Certificate of Incorporation and Bylaws have been filed with the SEC and can be viewed on our website,
ATImaterials.com
at “About ATI—Corporate Governance.”
OTHER BUSINESS AND INFORMATION
The Company knows of no business to be presented for consideration at the meeting other than the items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies on your proxy card may vote on such matters at their discretion.
Annual Report on Form
10-K
Copies of ATI’s Annual Report on Form
10-K,
without Exhibits, can be obtained free of charge by written request to the Corporate Secretary, ATI Inc., 116 15 th
Street, Pittsburgh, Pennsylvania 15222-5479 or by calling
(412) 394-2800.
Proxy Solicitation
We pay the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending proxy materials to our beneficial stockholders whose stock is registered in the nominee’s name.
ATI has engaged Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038 to help solicit proxies from brokers, banks and other nominee holders of Common Stock at a cost of $10,000 plus expenses. Our employees may also solicit proxies for no additional compensation.
On behalf of the Board of Directors:

Amanda J. Skov
Corporate Secretary
Dated: March 24, 2023

Our **values.**

Integrity

We do the right things the right way; it's the cornerstone of our relationship with every stakeholder.

Safety & Sustainability

We are committed to a Zero Injury Culture, protecting our people and the planet through our products and the way we operate.

Accountability

We do what we say we are going to do. We set a standard for excellence and hold ourselves and our team accountable for our actions, results and delivering value for our customers.

Teamwork & Respect

We seek and celebrate diverse views, capabilities and experiences to power our collaborative work environment.

Innovation

We embrace change and unique perspectives to create sustainable value, acting with urgency and taking calculated risks to learn and continuously improve.

ATI

Proven to **perform.**

ATIMATERIALS.COM

ATI and Starburst logo are registered trademarks of ATI Properties, LLC | © 2023 ATI.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Online
Go to www.envisionreports.com/ati or scan the QR code – login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/ati

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 3 and 4 and for every 1 YEAR on Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - J. Brett Harvey	☐	☐	02 - James C. Diggs	☐	☐	03 - David J. Morehouse	☐	☐

	1 Year	2 Years	3 Years	Abstain		For	Against	Abstain
2. Advisory vote on the frequency of holding an advisory vote on executive compensation	☐	☐	☐	☐	3. Advisory vote to approve the compensation of our named executive officers	☐	☐	☐

		For	Against	Abstain
4. Ratification of the selection of Ernst & Young LLP as our independent auditors for 2023		☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

	C1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
∎	1 U P X 5 7 2 7 2 0

                                        03RMSB

2023 Annual Meeting of

ATI Inc. Stockholders

Thursday, May 11, 2023

11:30 a.m. Central Time

Dear Stockholder,

Available on the Internet at http://www.envisionreports.com/ati are materials relating to the ATI Inc. 2023 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by Internet or by signing and returning the proxy card (below) by mail in the enclosed postage-paid envelope.

Amanda J. Skov

Corporate Secretary

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2022 Annual Report to Stockholders are available at: www.envisionreports.com/ati

The 2023 Annual Meeting of Stockholders of ATI Inc. will be held on

Thursday, May 11, 2023 at 11:30 a.m. Central Time, virtually via the internet at meetnow.global/MU59LJX.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ati

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy – ATI Inc.	+

Proxy for 2023 Annual Meeting

Solicited on Behalf of the Board of Directors of ATI Inc.

The undersigned hereby appoints Donald P. Newman, Elliot S. Davis and Amanda J. Skov or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of ATI Inc. on May 11, 2023, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 3 and 4 and for every 1 YEAR on Item 2 and in their discretion on other matters.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

(Continued and to be marked, dated and signed, on the other side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

∎	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 3 and 4 and for every 1 YEAR on Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - J. Brett Harvey	☐	☐	02 - James C. Diggs	☐	☐	03 - David J. Morehouse	☐	☐

	1 Year	2 Year	3 Year	Abstain		For	Against	Abstain
2. Advisory vote on the frequency of holding an advisory vote on executive compensation	☐	☐	☐	☐	3. Advisory vote to approve the compensation of our named executive officers	☐	☐	☐

		For	Against	Abstain
4. Ratification of the selection of Ernst & Young LLP as our independent auditors for 2023		☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

◾	1 U P X 5 7 2 7 2 0

03RMSB

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy – ATI Inc.

Proxy for 2023 Annual Meeting

Solicited on Behalf of the Board of Directors of ATI Inc.

The undersigned hereby appoints Donald P. Newman, Elliot S. Davis and Amanda J. Skov or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of ATI Inc. on May 11, 2023, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 3 and 4 and for every 1 YEAR on Item 2 and in their discretion on other matters.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

(Continued and to be marked, dated and signed, on the other side)